As filed with the U.S. Securities and Exchange Commission on December 18, 2014

Securities Act of 1933 File No. 33-19229

Investment Company Act of 1940 File No. 811-05430

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 146	☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 144	☒

(Check appropriate box or boxes)

SSgA FUNDS

(Exact Name of Registrant as Specified in Charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 664-2426

Name and Address of Agent for Service:	Copies to:

Joshua A. Weinberg
Vice President and Counsel	Timothy W. Diggins, Esq.
SSgA Funds Management, Inc.	Ropes & Gray LLP
One Lincoln Street	800 Boylston Street
Boston, Massachusetts 02111-2900	Boston, Massachusetts 02199-3600

Approximate Date of the Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☒	immediately upon filing pursuant to paragraph (b)
☐	on ( ) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on ( ) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ( ) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 18, 2014

SSGA FIXED INCOME FUND

SSGA HIGH YIELD BOND FUND CLASS N: SSHYX

SSGA DOMESTIC EQUITY FUNDS

SSGA DYNAMIC SMALL CAP FUND CLASS N: SVSCX	SSGA ENHANCED SMALL CAP FUND CLASS N: SESPX	SSGA CLARION REAL ESTATE FUND CLASS N: SSREX	SSGA S&P 500 INDEX FUND CLASS N: SVSPX

SSGA INTERNATIONAL EQUITY FUNDS

SSGA EMERGING MARKETS FUND CLASS N: SSEMX	SSGA INTERNATIONAL STOCK SELECTION FUND CLASS N: SSAIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

INVESTMENT OBJECTIVE

SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. Corporate High-Yield Bond Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.01%[1]
Total Annual Fund Operating Expenses	0.83%[2]
Less Fee Waivers and/or Expense Reimbursements	(0.07)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.76%[4]

[1]

“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred indirectly through its ownership in other investment companies. They are not direct costs paid by the Fund shareholders.

[2]

“Total Annual Fund Operating Expenses” (which includes “Acquired Fund Fees and Expenses”) may be higher than the “Ratio of Expenses to Average Net Assets, Net” in the Financial Highlights section of the Fund’s Prospectus because “Ratio of Expenses to Average Net Assets, Net” does not include any applicable acquired fund fees and expenses.

[3]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[4]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$78	$258	$454	$1,019

PORTFOLIO TURNOVER

The Fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds”. “Bonds” include debt obligations and income-producing instruments of any kind issued by governmental or private-sector entities, and may include fixed-income securities, securities issued at a discount to face value, securities that pay interest, whether fixed, floating or variable, or securities with a stated principal amount requiring repayment of some or all of that principal amount to the holder of the security. The Fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser’s securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. The duration of the Fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.

1

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The Fund’s investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives (e.g., credit default swap indices); asset-backed securities; and repurchase agreements. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s investment adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, and the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

Debt Securities Risk. The values of debt securities may decrease as a result of many factors, including, by way of example, general market fluctuations; increases in interest rates; actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments; illiquidity in debt securities markets; and prepayments of principal, which often must be reinvested in obligations paying interest at lower rates.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them. Fixed income markets can become less liquid if the number and capacity of participants who make markets in fixed income securities is reduced. Liquidity risk can be magnified in a rising interest rate environment or in other circumstances when large sales of bonds leads to an oversupply in the market.

•

Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, the Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may be unable to recoup all of its initial investment and only be able to reinvest the amount it receives at a less favorable rate.

•

Credit Risk. The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than funds that invest in other debt obligations. When the Fund enters into certain derivatives transactions, the Fund takes on the credit risk of its counterparties to the transactions.

•

Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally result in increases in the values of existing debt instruments, and rising interest rates generally result in declines in the values of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset, and reset caps or floors, among other factors). When interest rates decline, the income received by the Fund may decline, and the Fund’s yield may also decline. Short-term interest rates have been at historically low levels for an extended period due in substantial part to governmental intervention. Any changes in governmental policy could cause interest rates to increase and could have a substantial and immediate effect on the values of a Fund’s investments.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, such securities are more susceptible to default and may be less liquid at times than investment grade securities. Issuers of these securities may be more susceptible to financial stress during periods of rising interest rates, which could negatively affect such issuers’ abilities to make principal or interest payments on their bonds.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause the Fund to sell portfolio securities at an unfavorable time or price to satisfy those requests. Changes

2

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the Fund and fixed income markets more generally.

•

Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.

•

Privately Negotiated Loans and Other Indebtedness. The Fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the Fund’s ability to sell those interests. As a result, the Fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the Fund to do so.

•

Mortgage-Related and Other Asset-Backed Securities. Defaults, or perceived increases in the risk of defaults, on the loans underlying mortgage-related or asset-backed securities may impair the values of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

•

Foreign Debt Securities. To the extent the Fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the Fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the Fund may invest also may be subject to changes in exchange rates.

•

Equity Securities. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile, and is more sensitive to interest rates, than other fixed income securities with similar maturities and credit qualities that pay interest periodically. In addition, because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income generated by these securities, in order to qualify for tax treatment as a regulated investment company, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 16.46%	December 31, 2008: (17.13)%	September 30, 2014: 3.06%

3

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY	TICKER SYMBOL: SSHYX

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA High Yield Bond Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	6.95%	17.31%	7.69%
Return After Taxes on Distributions	2.87%	13.82%	4.68%
Return After Taxes on Distributions and Sale of Fund Shares	4.43%	12.45%	4.75%
Barclays U.S. High-Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.44%	18.96%	8.61%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Charles Moon and Christopher Ingle serve as portfolio managers of the Fund. They have managed the Fund since 2012 and 2014, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

4

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

INVESTMENT OBJECTIVE

SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses[1]	0.99%
Total Annual Fund Operating Expenses	1.99%
Less Fee Waivers and/or Expense Reimbursements	(0.89)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.10%[2]

[1]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.85% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[2]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$112	$538	$990	$2,245

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 189% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund’s benchmark. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings of securities (“IPOs”) as well as exchange-traded funds (“ETFs”) for cash equitization purposes.

The Fund generally considers small cap companies to be companies with the capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion.

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The Fund’s Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may

5

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, and the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•

Small-Capitalization Securities. Small sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

•

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

6

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a Fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2009: 18.52%	December 31, 2008: (26.07)%	September 30, 2014: (5.60)%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA Dynamic Small Cap Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	44.65%	20.50%	6.78%
Return After Taxes on Distributions	44.48%	20.43%	6.27%
Return After Taxes on Distributions and Sale of Fund Shares	25.40%	16.80%	5.46%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Marc Reinganum, PhD and Anna Mitelman Lester, CFA serve as portfolio managers of the Fund. They each have managed the Fund since October 2010.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

7

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SVSCX

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

8

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

INVESTMENT OBJECTIVE

SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.41%
Less Fee Waivers and/or Expense Reimbursements	(0.66)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%[2]

[1]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[2]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$77	$381	$708	$1,634

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion. The equity securities invested in by the Fund are comprised primarily of common stocks, and may include initial public offerings (“IPOs”).

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund’s benchmark, while controlling risk exposure of the Fund relative to the Fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund’s benchmark and intended to reflect the risk characteristics of the Fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund’s benchmark.

The model evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate eligible securities and then rank eligible securities in

9

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

the Fund’s investment universe in the order of their attractiveness as potential Fund investments.

The Fund’s investment adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, and the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•

Small-Capitalization Securities. Small sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

10

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1- and 5-year periods, and over the life of the Fund, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2006-2013)	Lowest Quarterly Results (2006-2013)	Year-to- Date Ended
June 30, 2009: 19.10%	December 31, 2008: (26.68)%	September 30, 2014: (2.72)%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA Enhanced Small Cap Fund	1 Year*	5 Years*	Since Inception(1)*
Return Before Taxes	37.82%	21.19%	8.10%
Return After Taxes on Distributions	37.33%	20.94%	7.63%
Return After Taxes on Distributions and Sale of Fund Shares	21.77%	17.34%	6.46%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

(1)	The Fund began operating on March 22, 2005.

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

John O’Connell and Simon Roe, CFA serve as portfolio managers of the Fund. They have managed the Fund since 2005 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

11

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY	TICKER SYMBOL: SESPX

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

12

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

INVESTMENT OBJECTIVE

SSGA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.30%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%[2]

[1]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[2]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$127	$407	$708	$1,563

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund’s Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the Fund’s benchmark.

The Fund’s Adviser employs a proprietary quantitative model to assist in country and stock selection, which the Adviser believes are the keys to achieving the Fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the Fund’s investment universe. In addition, the model assists the Adviser in controlling the Fund’s exposure to risks relative to the Fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments. The adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors. From time to time, the Adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The Fund may invest in equity securities, including common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps,

13

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

structured equity notes, equity linked notes, American Depository Receipts and participation certificates.

The Fund may use futures, forwards, swaps and certain other derivative instruments or investment techniques to seek to generate returns. These investments may create a form of financial leverage. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the Fund does not own.

The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s investment adviser, in order to manage its cash. The Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

Non-U.S. Securities Risk: Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•

Emerging Markets Risk: Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•

Small and Mid-Cap Risk: Small and mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small or mid-sized companies could trail the returns on investments in stocks of larger companies.

•

Unconstrained Sector Risk: Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs held by the Fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

14

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Leverage Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded.

•

Structured Notes Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

•

Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 31.26%	September 30, 2008: (29.94)%	September 30, 2014: 0.14%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA Emerging Markets Fund	1 Year	5 Years*	10 Years*
Return Before Taxes	(5.05)%	12.92%	9.95%
Return After Taxes on Distributions	(6.95)%	12.56%	9.14%
Return After Taxes on Distributions and Sale of Fund Shares	(0.57)%	10.95%	8.73%
MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	(2.27)%	15.15%	11.52%
MSCI® Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	(2.60)%	14.79%	11.17%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

15

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SSEMX

Fund returns after taxes on distributions may be higher than returns before taxes for certain periods due to the effect of foreign tax credits.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Chris Laine and Jean-Christophe De Beaulieu serve as portfolio managers of the Fund. They have managed the Fund since 2007 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

16

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

INVESTMENT OBJECTIVE

SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.23%
Less Fee Waivers and/or Expense Reimbursements	(0.23)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%[2]

[1]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[2]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$368	$654	$1,468

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the MSCI EAFE Index, the Fund’s benchmark. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings (“IPOs”), as well as exchange-traded funds (“ETFs”) for cash equitization purposes. The Fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index. The Fund may invest in small capitalization companies.

The Fund’s Adviser employs a proprietary quantitative stock-selection model. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The model generates a portfolio that is drawn primarily from securities included in the Fund’s benchmark index. The remaining securities are drawn from the Fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The Fund’s investment universe is the securities in the MSCI EAFE

17

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

Investable Market Index Universe, which is broader than the Fund’s benchmark. The adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The Fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds, including money market funds managed by the Fund’s Adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

18

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

•

Small-Capitalization Securities. Small sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 20.47%	September 30, 2011: (22.85)%	September 30, 2014: (0.68)%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA International Stock Selection Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	23.55%	10.12%	6.48%
Return After Taxes on Distributions	22.72%	9.63%	6.02%
Return After Taxes on Distributions and Sale of Fund Shares	14.05%	8.25%	5.50%
MSCI® EAFE® Net Dividend Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Adel Daghmouri and Stuart Hall serve as portfolio managers of the Fund. They have managed the Fund since 2013 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

19

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY	TICKER SYMBOL: SSAIX

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

20

SSGA Funds

SSGA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

INVESTMENT OBJECTIVE

SSGA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	1.38%
Less Fee Waivers and/or Expense Reimbursements	(0.38)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%[2]

[1]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[2]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$400	$719	$1,624

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts (“REITs”). A REIT is a trust or similar entity that owns, invests in or operates real property assets. REITs may not have diversified holdings. The Fund is non-diversified, that is, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund attempts to meet its objective through the active selection of REITs, primarily from among those included in the Dow Jones U.S. Select REIT® Index (the Fund’s benchmark), and across different industry types and regions based on the fundamental research of the Fund’s investment sub-adviser, CBRE Clarion Securities LLC (“CBRE Clarion” or the “Sub-Adviser”). The Fund invests with a relatively long-term horizon.

The Fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•	Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity

21

SSGA Funds

SSGA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Non-Diversified Investments. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than may a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

•

Real Property Securities Risk. An investment in a real property company, including a REIT, may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, overbuilding losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses, poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices.

•

REIT Risk. In addition to the risks associated with investing in the securities of real property companies, REITs are subject to certain additional risks. REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on capital markets. Investments in REITs are also subject to the risks affecting equity markets generally.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2014: 14.27%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA Clarion Real Estate Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	1.55%	14.51%	7.62%
Return After Taxes on Distributions	0.60%	13.52%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	0.88%	11.18%	6.00%
Dow Jones U.S. Select REIT® Index (reflects no deduction for fees, expenses or taxes)	1.34%	16.42%	8.25%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

22

SSGA Funds

SSGA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

CBRE Clarion Securities LLC (“CBRE Clarion”) serves as the sub-adviser to the Fund.

T. Ritson Ferguson and Joseph P. Smith serve as portfolio managers of the Fund. They have managed the Fund since January 2013.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

23

SSGA Funds

SSGA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

INVESTMENT OBJECTIVE

SSGA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the State Street Equity 500 Index Portfolio (the “Portfolio”), the Fund bears and the table reflects its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The example below also reflects the expenses of both the Fund and the Portfolio. The expense information has been restated to reflected current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.045%[1]
Distribution and Shareholder Service (12b-1) Fees	0.062%[2]
Other Expenses	0.050%
Total Annual Fund Operating Expenses	0.157%[3]

[1]	Amounts reflect the total expenses of the Portfolio and the Fund.

[2]

The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that payments will not exceed 0.062% of average daily net assets.

[3]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$16	$51	$89	$201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of the Portfolio, the Fund bears its ratable share of the transaction costs associated with the portfolio turnover of the Portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Portfolio’s turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. This is commonly referred to as a “master/feeder” structure, with the fund serving as the “feeder” fund and the Portfolio serving as the “master” fund. The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500.

Under normal market conditions, the Portfolio will not invest less than 80% of its total assets in stocks in the Index. The Fund attempts to replicate the investment performance of the S&P 500 and generally intends to invest, via the Portfolio, in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, it may not be possible or practicable to purchase all stocks of the S&P 500 in those weightings. When it is not possible or practicable to purchase all stocks of the S&P 500 in those weightings, the Portfolio may purchase a sample of the stocks listed in the S&P 500 in proportions expected by the investment adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Shareholders will receive

24

SSGA Funds

SSGA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

60 days’ notice prior to a change in the 80% investment policy.

In addition to common stocks in the S&P 500, the Portfolio may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

There is no assurance that the Fund will achieve its investment objective, and you could lose money by investing in the Fund.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Index Tracking Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the investment adviser may not correlate precisely with the return on the Index. The Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of securities purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return of the Index.

•

Large-Capitalization Securities. Because the S&P 500 includes mainly large U.S. companies, the Portfolio’s emphasis on securities issued by large capitalization companies makes it susceptible to the risks of investing in larger companies. For example, larger companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic period.

•

Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Portfolio, which has substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Portfolio. The Adviser also serves as investment adviser to the Portfolio. Therefore, conflicts may arise as the Adviser fulfills its fiduciary responsibilities to the Fund and the Portfolio. For example, the Adviser may have an economic incentive to maintain the Fund’s investment in the Portfolio at a time when it might otherwise choose not to do so.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Portfolio may not be able to close out a derivative transaction at a favorable time or price.

•

Passive Strategy/Index Risk. The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the S&P 500 regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund

25

SSGA Funds

SSGA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 15.84%	December 31, 2008: (21.89)%	September 30, 2014: 8.23%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA S&P 500 Index Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	32.14%	17.77%	7.26%
Return After Taxes on Distributions	31.13%	17.24%	6.87%
Return After Taxes on Distributions and Sale of Fund Shares	18.90%	14.45%	5.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.38%	17.94%	7.40%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Karl Schneider and John Tucker serve as portfolio managers of the Portfolio. They have managed the Portfolio since 2004 and 2007, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$10,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains

26

SSGA Funds

SSGA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

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FUND OBJECTIVES,

STRATEGIES AND RISKS

SSGA HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. Corporate High-Yield Bond Index.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) debt securities, commonly referred to as “high yield” or “junk bonds”. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. “Bonds” include debt obligations and income-producing instruments of any kind issued by governmental or private-sector entities, and may include fixed-income securities, securities issued at a discount to face value, securities that pay interest, whether fixed, floating or variable, or securities with a stated principal amount requiring repayment of some or all of that principal amount to the holder of the security.

The Fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser’s securities selection process. The duration of the Fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.

The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates, and may be denominated in U.S. dollars or foreign currencies. The Fund attempts to meet its investment objective by investing in, among other instruments or securities:

•	Obligations of U.S. and foreign corporations (e.g., “Yankee” bonds);

•	Privately issued bank loans;

•	Equity securities, including warrants, preferred stock and common stock;
•	Asset-backed securities;

•	Derivatives, including credit default swaps; and

•	Repurchase agreements.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests primarily in bonds and other non-equity types of financial instruments, as well as certain equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most bond funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction costs (generally measured by interest rate spreads) and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) lack strong investment characteristics, have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may fall substantially and the Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These securities may be highly volatile.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

Portfolio Turnover Risk. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs

28

on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund’s investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains.

Privately Negotiated Loans and Other Indebtedness. The Fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the Fund’s ability to sell those interests. As a result, the Fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the Fund to do so.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral, if any. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or asset-backed security. For some asset-backed securities in which the Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral, if any. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults. In a “forward roll” transaction, the Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: the risk of prepayment prior to maturity and the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Forward roll transactions may have the effect of creating investment leverage in the Fund.

Foreign Debt Securities. Some of the securities acquired by the Fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or unavailable. Non-U.S. bond markets in which the Fund invests may have limited liquidity, which may make it difficult to value the securities or sell the securities at times the adviser considers advantageous. The Fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the Fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Equity Securities. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. The Fund may continue to accept new investments and to make additional investments in equity securities even under general market conditions that SSGA FM views as unfavorable for equity securities.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to

29

perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The Fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The Fund also accrues income on these securities prior to receipt for accounting purposes.

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SSGA DYNAMIC SMALL CAP FUND

INVESTMENT OBJECTIVE

SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund’s benchmark. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings (“IPOs”) as well as exchange-traded funds (“ETFs”) for cash equitization purposes.

The Fund generally considers small cap companies to be companies with the capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion.

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The Fund’s Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction (brokerage) costs and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Small-Capitalization Securities. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a

31

greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value, as measured by earnings ratios and other common financial calculations.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

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SSGA ENHANCED SMALL CAP FUND

INVESTMENT OBJECTIVE

SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion. The equity securities invested in by the Fund are comprised primarily of common stocks, and may include initial public offerings (“IPOs”).

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund’s benchmark, while controlling risk exposure of the Fund relative to the Fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund’s benchmark and intended to reflect the risk characteristics of the Fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund’s benchmark.

The model evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate eligible securities and then rank eligible securities in the Fund’s investment universe in the order of their attractiveness as potential Fund investments.

The Fund’s investment adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction (brokerage) costs and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a Fund that follows a strict indexing strategy.

Small-Capitalization Securities. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available

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information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value, as measured by earnings ratios and other common financial calculations.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

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SSGA EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

SSGA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the Fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund’s adviser to have a developing or emerging economy or securities market. An “emerging market” is any market included in the MSCI Emerging Markets Index, the Fund’s benchmark.

The Fund’s Adviser employs a proprietary quantitative model to assist in country and stock selection, which the Adviser believes are the keys to achieving the Fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the Fund’s investment universe. In addition, the model assists the adviser in controlling the Fund’s exposure to risks relative to the Fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments. The Adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors. From time to time, the Adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The Fund may invest in equity securities, including common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

The Fund may use futures, forwards, swaps and certain other derivative instruments or investment techniques to seek to generate returns. These investments may create a form of financial leverage. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the Fund does not own.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Investing in this Fund may involve more risk, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Non-U.S. Securities Risk. Investments in non-U.S. securities entail risks not typically present in domestic investments. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Non-U.S. brokerage commissions and other fees may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

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Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, the possibility of greater market volatility, greater political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and governmental limitations on non-U.S. investment policy as compared to those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in non-U.S. markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

American Depositary Receipts (ADRs) and Global Depositary Receipts. ADRs and GDRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the Fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

Leverage Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. If the Fund is permitted to participate in securities lending transactions, then those transactions entered into by SSGA FM on behalf of the Fund may also result in leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger base of assets than the Fund would otherwise have.

Mid Cap Risk. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

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Small and Micro-Cap Companies Risk. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Micro-cap companies may have been very recently organized and may have only limited sources of additional capital. Their securities may be extremely volatile and may experience very limited trading markets and liquidity. Micro-cap companies may be expected to experience higher levels of failure, insolvency, and bankruptcy than many larger companies.

Structured Notes Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Participation Certificates. From time to time, the Fund may invest in participation certificates. Participation certificates represent an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the Fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

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SSGA INTERNATIONAL STOCK SELECTION FUND

INVESTMENT OBJECTIVE

SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the MSCI EAFE Index, the Fund’s benchmark. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings (“IPOs”) as well as exchange-traded funds (“ETFs”) for cash equitization purposes. The Fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index. The Fund may invest in small capitalization companies.

The Fund’s Adviser employs a proprietary quantitative stock-selection model. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The model generates a portfolio that is drawn primarily from securities included in the Fund’s benchmark index. The remaining securities are drawn from the Fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The Fund’s investment universe is the securities in the MSCI EAFE Investable Market Index Universe, which is broader than the Fund’s benchmark. The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The Fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds, including money market funds managed by the Fund’s investment adviser, in order to manage its cash.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction (brokerage) costs and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Foreign Equity Securities. To the extent the Fund holds foreign equity securities, financial information concerning issuers of such securities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The Fund also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars.

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Non-U.S. Securities Risk. Investments in non-U.S. securities entail risks not typically present in domestic investments. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Non-U.S. brokerage commissions and other fees may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, the possibility of greater market volatility, greater political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and governmental limitations on non-U.S. investment policy as compared to those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in non-U.S. markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Foreign Debt Securities. Some of the securities acquired by the Fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the Fund invests may have limited liquidity. The Fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the Fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the

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risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

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SSGA CLARION REAL ESTATE FUND

INVESTMENT OBJECTIVE

SSGA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. A REIT is a trust or similar entity that owns, invests in or operates real property assets. REITs may not have diversified holdings. The Fund is non-diversified, that is, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer.

The Fund attempts to meet its objective through the active selection of REITs, primarily from among those included in the Dow Jones U.S. Select REIT® Index (the Fund’s benchmark), and across different industry types (for example, REITs that specialize in healthcare facilities, office properties or retail properties) and regions based on the fundamental research of the Fund’s investment sub-adviser, CBRE Clarion Securities, LLC (“CBRE Clarion” or the “Sub-Adviser”). The Fund invests with a relatively long-term horizon. CBRE Clarion uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns, then employs proprietary analytical techniques to identify companies that it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, management, and strategy.

The Fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

Generally. The Fund invests principally in equity securities, albeit equity securities relating to investments in real estate. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Non-Diversified Investments. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than may a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Real Property Securities Risk. There are special risks associated with investing in securities of companies engaged in real property markets, including without limitation real estate investment trusts (“REITs”) and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. In addition, an investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the property investment difficult and time-consuming. As a shareholder in a real property company the Fund, and indirectly the Fund’s shareholders, would bear their ratable shares of the real property company’s expenses and would at the same time continue to pay their own fees and expenses.

REIT Risk. In addition to the risks associated with investing in the securities of real property companies, REITs are subject to certain additional risks. REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT, thus affecting the Fund’s returns. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the U.S. Investment Company Act of 1940, which could have adverse consequences for the Fund. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on capital markets. Investments in REITs are also subject to the risks affecting equity markets generally.

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SSGA S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

SSGA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund (commonly referred to as a “master/feeder” structure, with the Fund serving as the “feeder” fund and the Portfolio serving as the “master” fund). To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.

The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Portfolio may purchase a sample of the stocks in the Index in proportions expected by the investment adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Under normal market conditions, the Portfolio will not invest less than 80% of its total assets in stocks in the Index. Shareholders will receive 60 days’ notice prior to a change in the 80% investment policy.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio utilizes a “passive” or “indexing” investment approach, attempting to replicate the investment performance of the S&P 500, before expenses. To the extent that the Portfolio may not be able to purchase all stocks of the S&P 500, the Portfolio will purchase a sample of the stocks listed in the S&P 500 in proportion to their weightings.

In addition to the common stocks in the S&P 500, the Portfolio may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund.

For additional investment strategies pursued by the Portfolio, see “Investment Strategies Common to the SSGA Funds.”

Other Investment Considerations and Risks

The S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the S&P 500 are weighted according to their float adjusted market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the S&P 500 are those of large publicly held companies which generally have the largest market values within their respective industries. The composition of the S&P 500 is determined by Standard & Poor’s and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s,” “S&P” and “S&P 500” are registered trademarks of Standard & Poor’s Financial Services, LLC (“S&P”) and have been licensed for use by the Fund and the Portfolio. The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund and the Portfolio. It is not possible to invest directly in the S&P 500.

Index Futures Contracts and Related Options. The Portfolio may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Portfolio enters into and closes out an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between

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the return of the Portfolio and the return of the Index. In addition, the Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those the Portfolio may invest in.

These costs typically have the effect of reducing the correlation between the return of the Portfolio and the return of the Index. Because the secondary market for futures contracts and options may be illiquid, the Portfolio may have to hold a contract or option when the investment adviser would otherwise have sold it, or it may only be able to sell at a price lower than what the investment adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Portfolio.

Other Derivative Transactions. The Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.” In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Portfolio’s ability to realize any investment return on such transactions may depend on the counter-party’s ability or willingness to meet its obligations.

Comparison Index. The S&P 500 is a capitalization-weighted index of 500 industry-leading stocks and is widely regarded to be representative of the stock market in general. The S&P 500 is unmanaged and does not reflect the actual cost of investing in the instruments that compose the index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.

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INVESTMENT STRATEGIES COMMON TO THE SSGA FUNDS

Securities Lending. To earn additional income, a Fund, except for the SSGA S&P 500 Index Fund, may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the Fund’s investment adviser. When the Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the Fund in a money market fund managed by the Fund’s investment adviser or one of its affiliates, with the Fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the Fund’s investment adviser. Collateral in the form of securities typically is held by the Fund’s custodian, and the Fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the Fund to compensate it for its loss.

To the extent a Fund engages in securities lending, the Fund will be subject to certain risks, including the borrower’s failure to return the securities in a timely manner or at all. Should a borrower of securities fail financially, a Fund may lose money and/or experience delays in recovering the securities or exercising its rights in the collateral. Loans of portfolio securities are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a securities lending transaction, a Fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price. Securities lending may also involve certain adverse tax consequences for a Fund that engages in such transactions.

Cash Management. Some of the assets of a Fund generally are cash or cash equivalent instruments, including money market funds managed by the Fund’s investment adviser or one of its affiliates. Such cash and cash equivalent instruments are used by the Fund to satisfy anticipated redemptions of Fund shares, or they represent the proceeds from the sale of Fund assets. Except when the Fund employs temporary defensive positions or anticipates significant Fund redemptions, it is not the policy of the Fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Fund may not achieve its investment objective.

RISKS COMMON TO THE SSGA FIXED INCOME FUND AND SSGA EQUITY FUNDS

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the SSGA Funds’ domestic and international equity funds, and the SSGA funds-of-funds to the extent that they invest in equity funds:

Market Risk. A Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. There can be no assurance that appreciation in value will occur, and a Fund may sustain substantial losses. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers, and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which a Fund invests do not perform well or are adversely affected by events. In the case of debt securities, the magnitude of these price fluctuations will be greater when the maturity of the outstanding securities is longer. Since investments in securities may involve currencies other than the base currency of a Fund, the value of the Fund’s assets may also be affected by changes in currency rates and exchange control regulations, including currency blockage. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. Also, a Fund may not be able to dispose of illiquid securities or execute or close out certain less liquid derivatives positions readily at a favorable time or price or at prices approximating those at which the Fund currently values them. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Risks Common to Funds Investing Principally in Debt Instruments

The following are risks that are common to most bond funds, including the SSGA Funds’ fixed income funds and the SSGA funds-of-funds to the extent that they invest in bond funds:

Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally result in

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increases in the values of existing debt instruments, and rising interest rates generally result in declines in the values of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset, and reset caps or floors, among other factors). When interest rates decline, the income received by a Fund may decline, and the Fund’s yield may also decline.

Credit Risk. A Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than funds that invest in other debt obligations. When a Fund enters into certain derivatives transactions, the Fund takes on the credit risk of its counterparties to the transactions.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.

Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, the Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may be unable to recoup all of its initial investment and only be able to reinvest the amount it receives at a less favorable rate.

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. Also, the Fund may not be able to dispose of illiquid securities or execute or close out certain less liquid derivatives positions readily at a favorable time or price or at prices approximating those at which the Fund currently values them. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

PORTFOLIO HOLDINGS

The Funds’ portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

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FUND MANAGEMENT

INVESTMENT ADVISER

SSGA Funds’ Investment Adviser. SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to each Fund and as such, directs the management of each Fund’s investment portfolio as well as its business affairs. As of October 31, 2014, SSGA FM had assets under management of over $370.76 billion. SSGA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSGA”), the investment management arm of State Street Corp.

SSGA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2014, has over $2.4 trillion under management.

Investment Sub-adviser to SSGA Clarion Real Estate Fund. CBRE Clarion Securities LLC (“CBRE Clarion”), 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, serves as the investment sub-adviser to SSGA FM with respect to SSGA Clarion Real Estate Fund, and as such is responsible for the day-to-day management of the Fund’s investment portfolio. With respect to SSGA Clarion Real Estate Fund, SSGA FM provides reporting, operational and compliance services, as well as general oversight of CBRE Clarion. CBRE Clarion is a registered investment advisor and specializes in managing portfolios of real asset securities for institutional clients. As of October 31, 2014, CBRE Clarion managed approximately $25.3 billion to meet differing investment objectives across a variety of investment strategies and product types.

INVESTMENT MANAGEMENT FEES

The total management fee paid by each Fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that Fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

A discussion of the basis for the Board of Trustees of the SSGA Funds approval of the investment advisory agreement for each Fund in this prospectus is contained in the SSGA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2014.

For its services, each Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2014, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, is shown below for each Fund.

Fund	Annual Management Fees (% of Average Daily Net Assets)
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements[1]
SSGA High Yield Bond Fund	0.30%	0.25%
SSGA Dynamic Small Cap Fund	0.75%	0.12%
SSGA Enhanced Small Cap Fund	0.45%	0.00%
SSGA Emerging Markets Fund	0.75%	0.71%
SSGA International Stock Selection Fund	0.75%	0.58%
SSGA Clarion Real Estate Fund	0.65%	0.29%
SSGA S&P 500 Index Fund[2]	0.045%	0.045%

[1]

Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or terminated by the Adviser at any time without notice.

[2]

The S&P 500 Index Fund pays no fee directly to the Adviser for so long as assets of the Fund are invested in the Portfolio. The Portfolio makes payments to the Adviser for the Adviser’s advisory services and for State Street Bank and Trust Company’s custody, transfer agency and administration services in the amount of 0.045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Portfolio, the S&P 500 Index Fund bears its ratable share of the Portfolio’s expenses, and at the same time continues to pay its own fees and expenses. The Adviser is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.13% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

PORTFOLIO MANAGEMENT

Each of the SSGA Funds is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for each SSGA Fund. The SSGA Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSGA Fund(s) that they manage. Key professionals involved in the day-to-day portfolio management of the Funds include the following:

SSGA High Yield Bond Fund:

Charles Moon

Mr. Moon is Global Head of High Yield and a member of the Fixed Income, Cash and Currency (FICC) management team.

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In this capacity he is responsible for the management and business for all Active High Yield strategies at the firm.

He has over 20 years of industry experience. He began his career in the industry as a credit analyst and credit portfolio manager for Miller Andersen & Sherred (Morgan Stanley Investment Management). He has held leadership positions including Head of Credit at OppenheimerFunds and Hartford Investment Management (The Hartford) as well as CIO at Morley Financial. In these capacities he has lead teams managing credit assets across ratings spectrum and directed asset allocation strategies across multisector fixed income mandates.

Christopher Ingle

Mr. Ingle is a Vice President of SSGA and a Portfolio Manager in the U.S. High Yield team. He is responsible for management of assets in the U.S. High Yield market. Mr. Ingle has almost 20 years of investing experience working across various asset classes, including equities, investment grade and high yield bonds. He began his investment career in 1995 as a credit analyst with Fidelity Investments and previously held this role with INVESCO Funds, Morley and Loomis Sayles. Prior to joining SSGA, Mr. Ingle spent four years as a Portfolio Manager with Wells Fargo Bank.

He has a BBA in Finance from Texas Christian University and an MBA from the University of Texas. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Denver Security Analysts Society.

SSGA Dynamic Small Cap Fund:

Anna Mitelman Lester

Ms. Lester is a Vice President of SSGA and a Senior Portfolio Manager for the U.S. Active Quantitative Equity Team. She has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. She is responsible for portfolio management and research for the U.S. active small cap investment strategies. Prior to joining SSGA, Ms. Lester was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management.

Ms. Lester holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

Marc Reinganum, Ph. D.

Dr. Reinganum is a Senior Managing Director of SSGA and Chief Quantitative Strategist. In this role, Dr. Reinganum spearheads efforts to innovate and create relevant, thoughtful, and proactive equity solutions as well as to engage and passionately communicate with clients on strategic thinking in a post-Modern Portfolio Theory world. He assumed direct management of SSGA’s U.S. Dynamic Small Cap Mutual Fund (SVSCX) toward the end of 2010, propelling this fund to a Wall Street Journal ‘Category King’ designation for its 2011 performance, and continues in this capacity.

Previously, he served as Global Head of Active Equities Developed Markets and oversaw global and regional strategies managed by teams located across four continents. Prior to joining SSGA at the end of 2009, Dr. Reinganum was co-Head of the Main Street Team and Senior Portfolio Manager and Director of Quantitative Research at OppenheimerFunds, where his group managed $30+ billion in small-cap, large-cap and multi-cap strategies.

Dr. Reinganum is recognized as a leader by peers in the industry, currently serving as Executive Vice President of the Institute for Quantitative Research in Finance (Q-Group), and a member of the Economic Club of New York and the Chicago Quantitative Alliance. He has served on the Investment Committee for the Endowment at SMU University and currently serves on the Investment Committee of Bryn Mawr College.

Dr. Reinganum earned his A.B. with High Honors from Oberlin College (Phi Beta Kappa), and an MBA (Beta Gamma Sigma) and Ph.D. from the University of Chicago. His recent volunteer activities include the President’s Advisory Council at Oberlin College and the Parent Councils of Swarthmore, Bryn Mawr, Hampshire and Emerson Colleges. He is currently a board member of the Founders Council at Arts Emerson and a member of the Massachusetts Council on Economic Education Advisory Board.

SSGA S&P 500 Index Fund:

John A. Tucker, CFA

Mr. Tucker is a Senior Managing Director of SSGA and SSGA FM, and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Management Group.

Previously, Mr. Tucker was head of the Structured Products group in SSGA’s London office, where he was responsible for the management of all index strategies in SSGA’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSGA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988.

Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Karl Schneider, CAIA

Mr. Schneider is a Vice President of SSGA and SSGA FM, and Head of US Equity Strategies for the Global Equity Beta Solutions (“GEBS”) team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic

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beta strategies, including commodities, buy/write, and hedge fund replication. Karl is also a member of the SSGA Derivatives Committee.

Prior to joining the GEBS team, Karl worked as a portfolio manager in SSGA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1996 and has served as a Portfolio Manager of the Portfolio since 2002.

Mr. Schneider holds a BS in Finance and Investments from Babson College and also an MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

SSGA Enhanced Small Cap Fund:

Simon Roe, CFA

Mr. Roe is a Managing Director of SSGA and Head of Quantitative Equity Core Portfolio Management in the Active Quantitative Equities Group. His responsibilities include overseeing portfolio management in traditional cap-weighted core quantitative funds across the risk spectrum and contributing to research and product development for Active Quantitative Equity products.

Previously, Mr. Roe worked at Merrill Lynch Investment Managers in the Quantitative Advisers team where he managed option based protected funds and quantitative asset allocation funds. Before this, Simon was a Senior Consultant for Barra International. He has been working in the investment management industry since 1993.

Mr. Roe holds a BSc in Banking and International Finance from the City University Business School, London. He earned the Chartered Financial Analysts designation and is a member of the CFA Institute and the Boston Security Analysts Society.

John O’Connell

Mr. O’Connell is a Vice President of SSGA and a Portfolio Manager in the Global Enhanced Equity Group. He joined this group in April 2000. Prior to this, Mr. O’Connell worked as an Investment Associate in the Global Structured Products Group.

Mr. O’Connell received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.

SSGA Emerging Markets Fund:

Chris Laine

Mr. Laine is a Senior Portfolio Manager of SSGA on the Active Emerging Markets team. He is also a member of the Active EM investment committee, which is responsible for establishing all the portfolio positions for each of the active emerging market strategies. Currently, he has day to day responsibility for Emerging Europe, the Middle East, and Africa, and is the lead portfolio manager for the Emerging Market Select Strategy. Mr. Laine joined SSGA in 2007. Previously, he had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund.

Additionally, Mr. Laine spent seven years on the sell side at Morgan Stanley (New York) and Citigroup (London), working in both Global Emerging Market Research and Quantitative Analysis. He began his career analyzing Emerging Markets in 1994, working at the Institute of International Finance in Washington, DC.

Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.

Jean-Christophe de Beaulieu

Mr. de Beaulieu is a Managing Director of SSGA FM and Senior Portfolio Manager in Global Active Equity Group. He is responsible for research and portfolio management of different emerging markets investment vehicles. Currently based in Boston, Mr. de Beaulieu joined the company in the Paris office in March 2000 where he was in charge of the emerging markets strategies. Prior to joining SSGA, he was working at the CCF/HSBC and at Paribas as a risk manager assistant. Preceding that, he was working at the CEA (French Nuclear Agency) for intern research.

Mr. de Beaulieu graduated with a degree in Fundamental Mathematics from the University Paris VI. He also holds two post-master’s degrees in Numerical Analysis (from University Paris VI) and Financial Techniques (from ESSEC business school). He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

SSGA International Stock Selection Fund:

Stuart Hall, CFA

Mr. Hall is a Vice President of SSGA and a Portfolio Manager in the Global Active Quantitative Equity Team. His responsibilities include management of the global and international small cap strategies, coordination with the European team across all group strategies as well as research within the group. He joined SSGA in 2004 as a Quantitative Research Analyst in the Advanced Research Center (ARC). While with the ARC, Stuart worked with the Global Active Quantitative Equity Team in developing the Growth Capability model used in both the International Alpha Select and Global Alpha Strategies. He also played a key role in developing their Swiss Alpha Strategy based on his earlier research and implemented in the International Small Cap Strategy. His research has also extended to Transaction Cost Analysis and more recently, to a number of strategies within the Global Enhanced Equity Group.

Mr. Hall graduated from the University of New Hampshire with degrees in Mathematics and Economics and from Boston College with a Master of Science in Finance. In addition, he has earned the Chartered Financial Analyst Designation and is a member of the Boston Security Analysts Society.

Adel Daghmouri

Mr. Daghmouri is a Senior Portfolio Manager in the Global Quantitative Active Equity Group, where he focuses on managing global investment strategies, product development

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and quantitative research within developed markets. Prior to this he was a founding member of the quantitative Canadian active equity team responsible for portfolio management across active, enhanced and market-neutral strategies. Since joining the firm in 1998, Mr. Daghmouri has also worked as a Portfolio Manager in the Global Structured Products Group focusing on a broad range of international and domestic strategies.

Mr. Daghmouri holds a Bachelor of Business Administration from Laval University and a Master of Science degree in Finance from HEC Montreal.

SSGA Clarion Real Estate Fund:

T. Ritson Ferguson

Mr. Ferguson is one of the three founding members of the Sub-Adviser. He serves as the Chief Executive Officer and leads the firm’s Management Committee. Mr. Ferguson is one of the firm’s Co-Chief Investment Officers, along with Steven D. Burton and Joseph P. Smith, another of the Fund’s portfolio managers. As a Co-CIO, Mr. Ferguson coordinates the firm’s Global Investment Policy and Global Infrastructure

Allocation Committees. He has been employed with the Adviser and its predecessor firms since 1992.

Joseph P. Smith

Mr. Smith is a Managing Director of the Sub-Adviser and a member of the firm’s Management Committee. He is one of the firm’s Co-Chief Investment Officers, along with Mr. Ferguson and Steven D. Burton. Mr. Smith assists Mr. Ferguson in coordinating the firm’s Global Investment Policy Committee. Mr. Smith has been employed with the Adviser and its predecessor firms since 1997.

The Administrator and Custodian. State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, is the administrator and custodian for the Fund.

The Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent.

The Distributor. State Street Global Markets, LLC serves as the Fund’s distributor (“SSGM” or the “Distributor”) pursuant to the Distribution Agreement between SSGM and the Trust.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSGA Fund share is based on the net asset value (“NAV”) of the Fund and the method or methods used to value Fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading at the times also described in the following table. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is accepted.

SSGA Fund	Valuation Method(s) Generally Used	Time Fund’s Share Price Determined (Eastern time)

SSGA High Yield Bond Fund SSGA Domestic Equity Funds SSGA International Equity Funds	Market value (generally determined at the closing time of the market on which they are traded)	Close of the NYSE (ordinarily 4 p.m.)
Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable)
Amortized cost (for debt securities maturing within 60 days)

A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times.

PURCHASE OF FUND SHARES

The SSGA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSGA Funds. If the SSGA Funds believe that they have uncovered unlawful activity, the SSGA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSGA Funds reserve the right to reject any purchase order.

INVESTING IN SSGA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSGA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSGA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section

49

contained in the “Fund Summary” portion of this Prospectus. The SSGA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSGA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, all applicable documents have been received in such accurate and complete form (including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

The SSGA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a Fund account, or to add to an existing Fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in a specific SSGA Fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

How to Initiate a Purchase Request

Class N shares of the SSGA Clarion Real Estate Fund, SSGA Emerging Markets Fund, SSGA International Stock Selection Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund and SSGA High Yield Bond Fund (each, a “Class N Closed Fund” and collectively, the “Class N Closed Funds”) are closed to purchases (including exchanges from other SSGA Funds) by new investors. The closing does not affect the availability of other share classes of the SSGA Funds.

Existing account holders of Class N shares of the Class N Closed Funds may continue to contribute to their accounts. With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:

•

Employee Benefit Plans (i.e., 401(k), 403(b) plans): If a Class N Closed Fund was an investment option prior to the closing date, such plan participants may invest in Class N shares of the Class N Closed Fund at any time.

•	Plan record keepers will not be allowed to direct new plans to invest in Class N shares of the Class N Closed Funds.
•

Plan participants invested in Class N shares of the Class N Closed Funds through their employer’s plan who receive a distribution from such plan may open an IRA rollover account in Class N shares of the Class N Closed Funds; but no other type of account involving Class N shares of the Class N Closed Funds.

•

Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the SSGA Funds’ Distributor with respect to Class N shares may allow accounts invested in Class N shares of the Class N Closed Funds to continue to contribute to their accounts.

•	No new broker-dealers will be allowed to enter into selling and/or service agreements for Class N shares of the Class N Closed Funds with the Distributor.

•

Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in Class N shares of the Class N Closed Funds to continue to invest in Class N shares of the Class N Closed Funds (via such clearing firm); however, no new broker-dealer correspondents may invest in Class N shares of the Class N Closed Funds.

•

Registered Investment Advisor (“RIAs”) Accounts / Platform Arrangements: RIAs that have positions in Class N shares of the Class N Closed Funds on behalf of clients may continue to contribute to the Class N share accounts of such clients.

•	No new RIAs will be allowed to open accounts through a platform arrangement.

•

Charitable Foundations / Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in Class N shares of the Class N Closed Funds may continue to contribute to such accounts.

•

Financial Intermediary Omnibus Account Arrangements: Financial intermediaries responsible for omnibus account arrangements may continue to open new accounts in Class N shares of the Class N Closed Funds.

Officers, directors or trustees and employees, and their immediate family members may open new accounts in Class N shares of the Class N Closed Funds.

Investing in the SSGA Funds Through a Financial Intermediary

If you currently do not have an account with SSGA FM, you may establish a new account and purchase shares of the SSGA Funds through a financial intermediary, such as a bank, broker, or investment adviser. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSGA Funds, such as Automatic Investment and Withdrawals Plans and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a

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financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSGA Funds. See Contacting the SSGA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSGA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSGA Funds to request a purchase of shares. See Contacting the SSGA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSGA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSGA Funds to make an exchange. For the SSGA Funds’ addresses, see Contacting the SSGA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase:

By Wire. Please call the SSGA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSGA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your Fund account. Make your check payable to “SSGA Funds” and include the appropriate Fund name and account number (e.g., “SSGA Emerging Markets Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSGA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSGA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSGA Fund Shares. The SSGA Funds, in their sole discretion, may permit you to purchase SSGA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSGA Funds for more information, including additional restrictions. See Contacting the SSGA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSGA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSGA Fund’s NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.

For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the SSGA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSGA Funds.

The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Policy Upon Purchase below

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSGA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSGA Funds will not accept any third-party check used for an initial purchase of Fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSGA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSGA Funds reserve the right to stop selling Fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSGA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSGA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEMPTION OF FUND SHARES

By Telephone. You may call the SSGA Funds to request a redemption of shares. See Contacting the SSGA Funds.

By Mail. You may send a written request to the SSGA Funds to redeem from a Fund account or to make an exchange. See Contacting the SSGA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSGA Funds receive your request in good order and the manner in which you are redeeming.

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All SSGA Funds. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the SSGA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a Fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSGA Fund, you may instruct the SSGA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSGA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSGA Fund redemption invested directly into shares of another SSGA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSGA Funds redemption paid by check and sent to the address shown on the SSGA Funds registration record, provided that the address has not changed within 30 days of the redemption request. The SSGA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSGA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSGA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size for a shareholder of any SSGA Fund (except for SSGA S&P 500 Index Fund) offered in this Prospectus is $500. The minimum account size for a shareholder of the SSGA S&P 500 Index Fund who established accounts with the Fund on or after December 24, 1997 is $10,000; the minimum account size for the SSGA S&P 500 Index Fund is $500 if the account was established prior to that date. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund’s records.

In-Kind Redemptions. The SSGA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSGA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSGA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the Investment Company Act of 1940, as amended.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSGA Fund to simultaneously purchase shares of a different SSGA Fund. Exchanges may be made within the same class and Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the

52

same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging your Fund shares for shares of another Fund is a taxable event and may result in capital gain or loss. See Taxes below.

If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSGA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSGA Funds. The SSGA Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of an SSGA Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSGA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSGA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the Funds and their shareholders from Excessive Trading:

•

The SSGA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSGA Funds;

•

The SSGA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSGA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and

•

With respect to SSGA Funds that invest in securities that trade on foreign markets, pursuant to the SSGA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSGA Fund, excluding the SSGA money market funds), and uses the following notification process:

•

If the SSGA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSGA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSGA Funds’ distributor will instruct SSGA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSGA Fund (the “Stop Purchase instruction”);

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSGA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Purchase instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSGA Funds may take any reasonable action that they deem necessary or appropriate in support of the Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in Fund shares may be deemed harmful to the SSGA Funds. While the SSGA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSGA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.

An SSGA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend and Capital Gain Distribution Option. You may set up your SSGA Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different SSGA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. Please refer to Dividend and Distribution below for additional information.

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Automatic Withdrawal Plan- If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.

Telephone Redemptions and Exchanges. You may set up your SSGA Fund account so that if you request over the telephone to redeem SSGA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSGA Funds to act on your telephonic instructions to exchange SSGA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSGA Fund to another SSGA Fund of the same share class.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the SSGA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSGA Fund may request to open a new account in the same SSGA Fund (referred to as a “transfer”). To effect a transfer, the SSGA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSGA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSGA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSGA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSGA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;
•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSGA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSGA Funds of the death of the shareholder until the SSGA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSGA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the SSGA Fund.

DIVIDENDS AND DISTRIBUTIONS

Each SSGA Fund intends to declare and pay dividends as noted in the following table:

SSGA Fund	Dividends Declared	Dividends Paid

SSGA High Yield Bond Fund	Monthly	Monthly

SSGA S&P 500 Index Fund and SSGA Clarion Real Estate Fund	Quarterly	Quarterly

All other SSGA Funds	Annually	Annually

Excess dividends and capital gains, if any, generally are distributed in December.

When an SSGA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.

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Dividend Policy Upon Purchase.

Purchases made by check, Federal Wire or exchange from an existing SSGA Fund will earn dividends if they are invested in the Fund prior to the record date of the dividend or capital gain.

Delivery of Documents to Accounts Sharing an Address

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the Statement of Additional Information tax section for more complete disclosure.

The S&P 500 Index Fund invests substantially all of its investable assets in the Portfolio, which is expected to be treated as a partnership for U.S. federal income tax purposes, and so the nature and character of the S&P 500 Index Fund’s income, gains, losses and deductions generally will be determined at the Portfolio level and the S&P 500 Index Fund will be allocated its share of Portfolio income, gains, losses and deductions.

Each Fund has elected or intends to elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund or, in the case of the S&P 500 Index Fund, the Portfolio owned the investments that generated them, rather than how long you have owned your Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-

term capital gains over net short-term capital losses) from the sale of investments that a Fund or, in the case of the S&P 500 Index Fund, the Portfolio owned for more than one year that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund or, in the case of the S&P 500 Index Fund, the Portfolio owned for one year or less generally will be taxable to you as ordinary income. Distributions of investment income reported by a Fund or, in the case of the S&P 500 Index Fund, the Portfolio as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund or, in the case of the S&P 500 Index Fund, the Portfolio.

Any gain resulting from the redemption of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held your shares in the Fund.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a Fund.

A Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets, or, in the case of the S&P 500 Index Fund, its allocable share of income or proceeds from the Portfolio’s investments in non-U.S. assets, may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund, or in the case of the S&P 500 Index Fund, by the Portfolio and allocated to the S&P 500 Index Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. Even if a Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of a Fund’s, or, in the case of the S&P 500 Index Fund, the Portfolio’s, investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund’s distributions or, in the case of the S&P 500 Index Fund, the Portfolio’s allocations to the S&P 500 Index Fund, and, in turn, its distributions, and may require the Fund or the Portfolio to liquidate its investments, including, in the case of

55

the S&P 500 Index Fund, to redeem a portion of its interest in the Portfolio to meet the S&P 500 Index Fund’s distribution requirements, at a time when it is not advantageous to do so.

If you are not a U.S. person, each Fund’s dividends other than capital gain dividends generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was permitted, but was not required, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally was exempt from the 30% U.S. withholding tax, provided that certain other requirements were met. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

FINANCIAL INTERMEDIARY ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees (except SSGA Emerging Markets Fund—Class N)

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund’s shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of each Fund’s net assets attributable to its Class N shares. As indicated in the expense table for certain Funds, the Board of Trustees of SSGA Funds has limited the amount that may be paid under the Plan for certain Funds. Because these fees are paid out of the assets of a Fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of an SSGA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

In addition to payments under the Plan, the Funds may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Distribution Arrangements and Rule 12b-1 Fees for SSGA Emerging Markets Fund—Class N

Distribution Plan. The SSGA Emerging Markets Fund—Class N (the “Fund”) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders (the “Historical 12b-1 Plan”). Because these fees are paid out of Fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the Historical 12b-1 Plan to the Fund’s’ Distributor by the Fund are not permitted to exceed 0.25% of the Fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the Fund are not permitted by the Historical 12b-1 Plan to exceed 0.20% of average annual net assets. Any payments that are required to be made to the Distributor or a financial intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the Historical 12b-1 Plan is in effect. The class N shares of the Fund is offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

From time to time, the Adviser or the Distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the Fund as expense reimbursement payments to the Distributor under the Historical 12b-1 Plan.

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Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The SSGA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSGA Funds’ behalf. The financial intermediary is responsible transmitting your purchase request and funds in good form and in a timely manner to the applicable State Street Fund(s). The SSGA Funds will not be responsible for delays by the financial intermediary in transmitting your purchase request, including timely transfer of payment, to a Fund. Therefore, orders received for an SSGA Fund by a financial intermediary that has been authorized to accept orders on the Fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the Fund’s share price is determined will be deemed accepted by the Fund the same day and will be executed at that day’s closing share price.

If you are purchasing, selling, exchanging or holding SSGA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

INFORMATION REGARDING STANDARD & POOR’S CORPORATION

Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by the SSGA S&P 500 Index Fund through State Street Equity 500 Index Portfolio, the master fund to SSGA S&P 500 Index Fund. SSGA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the SSGA S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in SSGA S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to SSGA with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to SSGA or the SSGA S&P 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of SSGA or the owners of SSGA S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of SSGA S&P 500 Index Fund or the

57

timing of the issuance or sale of SSGA S&P 500 Index Fund or in the determination or calculation of the equation by which SSGA S&P 500 Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of SSGA S&P 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to SSGA S&P 500 Index Fund currently being issued by SSGA, but which may be similar to and competitive with SSGA S&P 500 Index Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SSGA, OWNERS OF THE SSGA S&P 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SSGA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSGA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
High Yield Bond Fund
Class N
August 31, 2014	8.40	0.47	0.36	0.83		(0.47)	(0.40)
August 31, 2013	8.36	0.49	0.08	0.57		(0.51)	(0.02)
August 31, 2012	7.90	0.52	0.48	1.00		(0.54)	—
August 31, 2011	7.84	0.58	0.06	0.64		(0.58)	—
August 31, 2010	7.12	0.73	0.74	1.47		(0.75)	—

Dynamic Small Cap Fund
Class N
August 31, 2014	31.76	0.17	5.67	5.84	—	(0.27)
August 31, 2013	24.28	0.17	7.56	7.73	0.01	(0.26)
August 31, 2012	20.89	0.25	3.14	3.39	—	—
August 31, 2011	15.80	(0.05)	5.14	5.09	—	—
August 31, 2010	15.31	(0.02)	0.51	0.49	—	—

Enhanced Small Cap Fund
Class N
August 31, 2014	14.44	0.13	2.84	2.97		(0.29)
August 31, 2013	11.54	0.18	2.84	3.02		(0.12)
August 31, 2012	10.14	0.11	1.37	1.48		(0.08)
August 31, 2011	7.95	0.07	2.17	2.24		(0.05)
August 31, 2010	7.42	0.05	0.54	0.59		(0.06)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a one-time voluntary contribution during the period ended August 31, 2013, the total return would have been 31.70%.

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$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.87)	8.36	10.49		89,027	0.73	0.78	5.61	79
(0.53)	8.40	6.85		89,257	0.75	0.79	5.70	112
(0.54)	8.36	13.17		113,999	0.75	0.88	6.30	196
(0.58)	7.90	8.16		78,626	0.75	0.83	7.02	294
(0.75)	7.84	21.46		51,398	0.75	1.01	9.43	294

(0.27)	37.33	18.42		24,136	1.20	1.82	0.46	189
(0.26)	31.76	32.20	(e)	23,509	1.25	2.28	0.61	147
—	24.28	16.23		10,007	1.25	3.51	1.10	160
—	20.89	32.22		9,115	1.25	3.38	(0.24)	179
—	15.80	3.20		8,562	1.53	3.36	(0.10)	240

(0.29)	17.12	20.71		31,706	0.75	1.28	0.78	71
(0.12)	14.44	26.45		29,321	0.75	1.36	1.35	57
(0.08)	11.54	14.76		27,134	0.75	1.58	1.06	64
(0.05)	10.14	28.19		27,311	0.75	1.44	0.69	57
(0.06)	7.95	8.01		26,130	0.75	1.58	0.62	77

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	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Clarion Real Estate Fund
Class N
August 31, 2014	12.63	0.23		2.91	3.14	—	(0.23)
August 31, 2013	13.11	0.21		(0.46)	(0.25)	—	(0.23)
August 31, 2012	11.07	0.21		2.00	2.21	—	(0.17)
August 31, 2011	9.49	0.14		1.60	1.74	—	(0.16)
August 31, 2010	7.48	0.21		2.06	2.27	—	(0.26)

S&P 500 Index Fund
August 31, 2014	26.57	0.56		5.96	6.52		(0.54)	(0.32)
August 31, 2013	23.18	0.52		3.67	4.19		(0.50)	(0.30)
August 31, 2012	20.09	0.47	(g)	3.09	3.56		(0.47)	—
August 31, 2011	17.31	0.38	(g)	2.78	3.16		(0.38)	—
August 31, 2010	16.83	0.33	(g)	0.48	0.81		(0.33)	—

Emerging Markets Fund
Class N
August 31, 2014	18.47	0.26		2.53	2.79	0.01	(0.44)	(1.61)
August 31, 2013	18.71	0.37		(0.28)	0.09	—	(0.33)	—
August 31, 2012	20.81	0.34		(2.14)	(1.80)	—	(0.30)	—
August 31, 2011	19.20	0.29		1.70	1.99	—	(0.38)	—
August 31, 2010	16.61	0.17		2.81	2.98	—	(0.39)	—

International Stock Selection Fund
Class N
August 31, 2014	9.90	0.27		1.53	1.80	—	(0.46)	—
August 31, 2013	8.61	0.23		1.40	1.63	—	(0.34)	—
August 31, 2012	9.24	0.23		(0.53)	(0.30)	—	(0.33)	—
August 31, 2011	8.81	0.23		0.46	0.69	—	(0.26)	—
August 31, 2010	9.24	0.18		(0.33)	(0.15)	—	(0.28)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 15.62% for Class N (formerly Institutional Class), 15.94% for Select Class, 2.84% for Class A, 2.73% for Class C, 2.89% for Class I, and 2.89% for Class K of Emerging Markets Fund.
(f)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41% for the Emerging Markets Fund, and would have remained 19.45% for International Stock Selection Fund.
(g)	Reflect amounts waived and/or reimbursed by the investment adviser.

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$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)		% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)		% Portfolio Turnover Rate(c)

(0.23)	15.54	25.11	52,518	1.00		1.36	1.62		32
(0.23)	12.63	(1.94)	39,956	1.00		1.43	1.60		58
(0.17)	13.11	20.22	62,155	1.00		1.32	1.76		21
(0.16)	11.07	18.41	58,135	1.00		1.26	1.29		12
(0.26)	9.49	30.77	59,738	1.00		1.31	2.46		36

(0.86)	32.23	24.98	1,508,573	0.15		0.15	1.88		2
(0.80)	26.57	18.54	1,221,928	0.17		0.17	2.08		2
(0.47)	23.18	18.00	1,131,262	0.18	(g)	0.19	2.21	(g)	19
(0.38)	20.09	18.26	1,126,485	0.18	(g)	0.19	1.82	(g)	2
(0.33)	17.31	4.77	1,246,140	0.18	(g)	0.19	1.84	(g)	13

(2.05)	19.22	15.68 (e)	495,509	1.20		1.24	1.44		89
(0.33)	18.47	0.45 (f)	938,195	1.25		1.26	1.86		56
(0.30)	18.71	(8.63)	1,273,588	1.25		1.28	1.80		74
(0.38)	20.81	10.25	1,451,810	1.25		1.26	1.29		50
(0.39)	19.20	17.98	1,328,720	1.24		1.24	0.87		63

(0.46)	11.24	18.31	385,784	1.02		1.19	2.46		74
(0.34)	9.90	19.45 (f)	368,091	1.00		1.19	2.41		54
(0.33)	8.61	(3.16)	387,120	1.00		1.21	2.65		90
(0.26)	9.24	7.61	766,126	1.00		1.19	2.27		77
(0.28)	8.81	(1.85)	1,055,967	1.00		1.17	1.95		83

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Contacting the SSGA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week

Phone:	800-647-7327	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, or purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.

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ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

For more information about the SSGA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSGA Funds’ investments is available in the SSGA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSGA Funds, including information about the SSGA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSGA Funds’ SEC File No. 811-05430

COMBOSTPRO

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 18, 2014

SSGA FIXED INCOME FUND SSGA HIGH YIELD BOND FUND	SSGA INTERNATIONAL EQUITY FUNDS SSGA EMERGING MARKETS FUND
CLASS A: SSHGX CLASS C: SSHHX CLASS I: SSHJX CLASS K: SSHKX	CLASS A: SSELX CLASS C: SSENX CLASS I: SSEOX CLASS K: SSEQX
SSGA DOMESTIC EQUITY FUNDS SSGA DYNAMIC SMALL CAP FUND CLASS A: SSSDX CLASS C: SSSHX CLASS I: SSSJX CLASS K: SSSKX	SSGA INTERNATIONAL STOCK SELECTION FUND CLASS A: SSILX CLASS C: SSIOX CLASS I: SSIPX CLASS K: SSIQX

SSGA ENHANCED SMALL CAP FUND
CLASS A: SSESX CLASS C: SSEUX CLASS I: SSEVX CLASS K: SSEWX

SSGA CLARION REAL ESTATE FUND
CLASS A: SSRVX CLASS C: SSRWX CLASS I: SSRYX CLASS K: SSRZX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY

INVESTMENT OBJECTIVE

SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. Corporate High-Yield Bond Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in SSGA Fund Shares” section on page 47 of the Fund’s Prospectus.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%	0.30%	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.47%	0.47%	0.47%	0.27%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.03%	1.78%	0.78%	0.58%
Less Fee Waivers and/or Expense Reimburse ments[5]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimburse ments[6]	0.96%	1.71%	0.71%	0.51%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

[3]

“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred indirectly through its ownership in other investment companies. They are not direct costs paid by the Fund shareholders.

[4]

“Total Annual Fund Operating Expenses” (which includes “Acquired Fund Fees and Expenses”) may be higher than the “Ratio of Expenses to Average Net Assets, Net” in the Financial Highlights section of the Fund’s Prospectus because “Ratio of Expenses to Average Net Assets, Net” does not include any applicable acquired fund fees and expenses.

[5]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[6]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$469	$684	$916	$1,581
Class C	$274	$553	$958	$2,089
Class I	$73	$242	$426	$960
Class K	$52	$179	$317	$719

1

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$469	$684	$916	$1,581
Class C	$174	$553	$958	$2,089
Class I	$73	$242	$426	$960
Class K	$52	$179	$317	$719

PORTFOLIO TURNOVER

The Fund pays transaction costs, typically reflected in a bond’s purchase or sale price, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds.” “Bonds” include debt obligations and income producing instruments of any kind issued by governmental or private-sector entities, and may include fixed-income securities, securities issued at a discount to face value, securities that pay interest, whether fixed, floating or variable, or securities with a stated principal amount requiring repayment of some or all of that principal amount to the holder of the security. The Fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser’s securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. The duration of the Fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.

The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon,

payment-in-kind, variable or floating interest rates. The Fund’s investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives (e.g., credit default swap indices); asset-backed securities; and repurchase agreements. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s investment adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, and the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

Debt Securities Risk. The values of debt securities may decrease as a result of many factors, including, by way of example, general market fluctuations; increases in interest rates; actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments; illiquidity in debt securities markets; and prepayments of principal, which often must be reinvested in obligations paying interest at lower rates.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them. Fixed income markets can become less liquid if the number and capacity of participants who make markets in fixed income securities is reduced. Liquidity risk can be magnified in a rising interest rate environment or in other circumstances when large sales of bonds leads to an oversupply in the market.

•

Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, the Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may be unable to recoup all of its initial investment and only be able to reinvest the amount it receives at a less favorable rate.

•

Credit Risk. The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by

2

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY

U.S. government agencies and instrumentalities will be subject to less credit risk than funds that invest in other debt obligations. When the Fund enters into certain derivatives transactions, the Fund takes on the credit risk of its counterparties to the transactions.

•

Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally result in increases in the values of existing debt instruments, and rising interest rates generally result in declines in the values of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset, and reset caps or floors, among other factors). When interest rates decline, the income received by the Fund may decline, and the Fund’s yield may also decline. Short-term interest rates have been at historically low levels for an extended period due in substantial part to governmental intervention. Any changes in governmental policy could cause interest rates to increase and could have a substantial and immediate effect on the values of a Fund’s investments.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Non-Investment Grade Securities. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, such securities are more susceptible to default and may be less liquid at times than investment grade securities. Issuers of these securities may be more susceptible to financial stress during periods of rising interest rates, which could negatively affect such issuers’ abilities to make principal or interest payments on their bonds.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause the Fund to sell portfolio securities at an unfavorable time or price to satisfy those requests. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the Fund and fixed income markets more generally.

•

Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.

•

Privately Negotiated Loans and Other Indebtedness. The Fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the Fund’s ability to sell those interests. As a result, the Fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the Fund to do so.

•

Mortgage-Related and Other Asset-Backed Securities. Defaults, or perceived increases in the risk of defaults, on the loans underlying mortgage-related or asset-backed securities may impair the values of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

•

Foreign Debt Securities. To the extent the Fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments. Most of the foreign securities held by the Fund are “Yankee” bonds, that is, U.S. dollar-denominated foreign bonds. The value of non-U.S. dollar denominated foreign bonds in which the Fund may invest also may be subject to changes in exchange rates.

•

Equity Securities. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or

3

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY

price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile, and is more sensitive to interest rates, than other fixed income securities with similar maturities and credit qualities that pay interest periodically. In addition, because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income generated by these securities, in order to qualify for tax treatment as a regulated investment company, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance for Class N shares (formerly, Institutional shares) has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Class N shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Class N shares. Class A and Class C shares are generally expected to incur higher expenses and Class I and Class K shares are generally expected to incur lower expenses than Class N shares.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 16.46%	December 31, 2008: (17.13)%	September 30, 2014: 3.06%

Average Annual Total Returns

For the Periods Ending December 31, 2013

Class N Shares:

SSGA High Yield Bond Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	6.95%	17.31%	7.69%
Return After Taxes on Distributions	2.87%	13.82%	4.68%
Return After Taxes on Distributions and Sale of Fund Shares	4.43%	12.45%	4.75%
Barclays U.S. High-Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.44%	18.96%	8.61%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Charles Moon and Christopher Ingle serve as portfolio managers of the Fund. They have managed the Fund since 2012 and 2014, respectively.

4

SSGA Funds

SSGA HIGH YIELD BOND FUND	FUND SUMMARY

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail:

State Street Funds

P.O. Box 8048

Boston, MA 02205-8048

By Overnight:

State Street Funds

30 Dan Road

Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”),

please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

5

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY

INVESTMENT OBJECTIVE

SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in SSGA Fund Shares” section on page 47 of the Fund’s Prospectus.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	1.19%	1.19%	1.19%	0.99%
Total Annual Fund Operating Expenses	2.19%	2.94%	1.94%	1.74%
Less Fee Waivers and/or Expense Reimburse ments[3]	(0.89)%	(0.89)%	(0.89)%	(0.89)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.30%	2.05%	1.05%	0.85%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

[3]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.85% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[4]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$650	$1,093	$1,561	$2,850
Class C	$308	$826	$1,470	$3,198
Class I	$107	$523	$964	$2,192
Class K	$87	$461	$860	$1,978

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$650	$1,093	$1,561	$2,850
Class C	$208	$826	$1,470	$3,198
Class I	$107	$523	$964	$2,192
Class K	$87	$461	$860	$1,978

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

6

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 189% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund’s benchmark. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings of securities (“IPOs”) as well as exchange-traded funds (“ETFs”) for cash equitization purposes.

The Fund generally considers small cap companies to be companies with the capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion.

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The Fund’s Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, and the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

7

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY

•

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•

Small-Capitalization Securities. Small sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

•

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance for Class N shares (formerly, Institutional shares) has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Class N shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Class N shares. Class A and Class C shares are generally expected to incur higher expenses and Class I and Class K shares are generally expected to incur lower expenses than Class N shares.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2009: 18.52%	December 31, 2008: (26.07)%	September 30, 2014: (5.60)%

Average Annual Total Returns

For the Periods Ending December 31, 2013

Class N Shares:

SSGA Dynamic Small Cap Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	44.65%	20.50%	6.78%
Return After Taxes on Distributions	44.48%	20.43%	6.28%
Return After Taxes on Distributions and Sale of Fund Shares	25.40%	16.80%	5.47%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

8

SSGA Funds

SSGA DYNAMIC SMALL CAP FUND	FUND SUMMARY

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Marc Reinganum, PhD and Anna Lester, CFA serve as portfolio managers of the Fund. They each have managed the Fund since October 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail:

State Street Funds

P.O. Box 8048

Boston, MA 02205-8048

By Overnight:

State Street Funds

30 Dan Road

Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

9

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY

INVESTMENT OBJECTIVE

SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in SSGA Fund Shares” section on page 47 of the Fund’s Prospectus.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.91%	0.91%	0.91%	0.71%
Total Annual Fund Operating Expenses	1.61%	2.36%	1.36%	1.16%
Less Fee Waivers and/or Expense Reimburse ments[3]	(0.66)%	(0.66)%	(0.66)%	(0.66)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimburse ments[4]	0.95%	1.70%	0.70%	0.50%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

[3]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[4]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$617	$945	$1,296	$2,283
Class C	$273	$673	$1,201	$2,646
Class I	$72	$366	$682	$1,578
Class K	$51	$303	$575	$1,350

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$617	$945	$1,296	$2,283
Class C	$173	$673	$1,201	$2,646
Class I	$72	$366	$682	$1,578
Class K	$51	$303	$575	$1,350

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

10

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion. The equity securities invested in by the Fund are comprised primarily of common stocks, and may include initial public offerings (“IPOs”).

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund’s benchmark, while controlling risk exposure of the Fund relative to the Fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund’s benchmark and intended to reflect the risk characteristics of the Fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund’s benchmark.

The model evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate eligible securities and then rank eligible securities in the Fund’s investment universe in the order of their attractiveness as potential Fund investments.

The Fund’s Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, and the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s

11

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY

ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•

Small-Capitalization Securities. Small sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

•

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance for Class N shares (formerly, Institutional shares) has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1- and 5-year periods, and over the life of the Fund, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Class N shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Class N shares. Class A and Class C shares are generally expected to incur higher expenses and Class I and Class K shares are generally expected to incur lower expenses than Class N shares.

Highest Quarterly Results (2006-2013)	Lowest Quarterly Results (2006-2013)	Year-to- Date Ended
June 30, 2009: 19.10%	December 31, 2008: (26.68)%	September 30, 2014: (2.72)%

12

SSGA Funds

SSGA ENHANCED SMALL CAP FUND	FUND SUMMARY

Average Annual Total Returns

For the Periods Ending December 31, 2013

Class N Shares:

SSGA Enhanced Small Cap Fund	1 Year*	5 Years*	Since Inception(1)*
Return Before Taxes	37.82%	21.19%	8.10%
Return After Taxes on Distributions	37.33%	20.94%	7.63%
Return After Taxes on Distributions and Sale of Fund Shares	21.77%	17.34%	6.46%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

(1)	The Fund began operating on March 22, 2005.

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

John O’Connell and Simon Roe, CFA serve as portfolio managers of the Fund. They have managed the Fund since 2005 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail:

State Street Funds

P.O. Box 8048

Boston, MA 02205-8048

By Overnight:

State Street Funds

30 Dan Road

Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

13

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY

INVESTMENT OBJECTIVE

SSGA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in SSGA Fund Shares” section on page 47 of the Fund’s Prospectus.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0%	0%
Other Expenses	0.50%	0.50%	0.50%	0.30%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%	1.05%
Less Fee Waivers and/or Expense Reimburse ments[3]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.45%	2.20%	1.20%	1.00%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

[3]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[4]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$665	$970	$1,296	$2,217
Class C	$323	$698	$1,200	$2,581
Class I	$122	$392	$682	$1,507
Class K	$102	$329	$575	$1,278

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$665	$970	$1,296	$2,217
Class C	$223	$698	$1,200	$2,581
Class I	$122	$392	$682	$1,507
Class K	$102	$329	$575	$1,278

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are

14

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY

held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund’s Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the Fund’s benchmark.

The Fund’s Adviser employs a proprietary quantitative model to assist in country and stock selection, which the Adviser believes are the keys to achieving the Fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the Fund’s investment universe. In addition, the model assists the Adviser in controlling the Fund’s exposure to risks relative to the Fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments. The Adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors. From time to time, the Adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The Fund may invest in equity securities, including common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts and participation certificates.

The Fund may use futures, forwards, swaps and certain other derivative instruments or investment techniques to seek to generate returns. These investments may create a form of financial leverage. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the Fund does not own.

The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never

15

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY

detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•

Emerging Markets Risk. Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•

Small and Mid-Cap Risk. Small and mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small or mid-sized companies could trail the returns on investments in stocks of larger companies.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs held by the Fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation . The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Leverage Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded.

•

Structured Notes Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

•

Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance for Class N shares (formerly, Institutional shares) has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will

16

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY

perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Class N shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Class N shares. Class A and Class C shares are generally expected to incur higher expenses and Class I and Class K shares are generally expected to incur lower expenses than Class N shares.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 31.26%	September 30, 2008: (29.94)%	September 30, 2014: 0.14%

Average Annual Total Returns

For the Periods Ending December 31, 2012

Class N Shares:

SSGA Emerging Markets Fund	1 Year	5 Years*	10 Years*
Return Before Taxes	(5.05)%	12.92%	9.95%
Return After Taxes on Distributions	(6.95)%	12.56%	9.14%
Return After Taxes on Distributions and Sale of Fund Shares	(0.57)%	10.95%	8.73%
MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	(2.27)%	15.15%	11.52%
MSCI® Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	(2.60)%	14.79%	11.17%
*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions may be higher than returns before taxes for certain periods due to the effect of foreign tax credits.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Chris Laine and Jean-Christophe De Beaulieu serve as portfolio managers of the Fund. They have managed the Fund since 2007 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail:

State Street Funds

P.O. Box 8048

Boston, MA 02205-8048

17

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY

By Overnight:

State Street Funds

30 Dan Road

Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

18

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY

INVESTMENT OBJECTIVE

SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in SSGA Fund Shares” section on page 47 of the Fund’s Prospectus.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.43%	0.43%	0.43%	0.23%
Total Annual Fund Operating Expenses	1.43%	2.18%	1.18%	0.98%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.20%	1.95%	0.95%	0.75%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

[3]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[4]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$641	$932	$1,245	$2,129
Class C	$298	$660	$1,149	$2,495
Class I	$97	$352	$627	$1,411
Class K	$77	$289	$519	$1,180

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$641	$932	$1,245	$2,129
Class C	$198	$660	$1,149	$2,495
Class I	$97	$352	$627	$1,411
Class K	$77	$289	$519	$1,180

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction

19

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY

costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI EAFE Index, the Fund’s benchmark. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings (“IPOs”) as well as exchange-traded funds (“ETFs”) for cash equitization purposes. The Fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index. The Fund may invest in small capitalization companies.

The Fund’s Adviser employs a proprietary quantitative stock-selection model. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The model generates a portfolio that is drawn primarily from securities included in the Fund’s benchmark index. The remaining securities are drawn from the Fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The Fund’s investment universe is the securities in the MSCI EAFE Investable Market Index Universe, which is broader than the Fund’s benchmark. The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The Fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds, including money market funds managed by the Fund’s Adviser, in order to manage its cash. The Fund also may engage in active trading, which could reduce the returns of Fund shareholders investing through a taxable account, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•	Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other

20

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY

securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Small-Capitalization Securities. Small sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance for Class N shares (formerly, Institutional shares) has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Class N shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Class N shares. Class A and Class C shares are generally expected to incur higher expenses and Class I and Class K shares are generally expected to incur lower expenses than Class N shares.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 20.47%	September 30, 2011: (22.85) %	September 30, 2014: (0.68)%

21

SSGA Funds

SSGA INTERNATIONAL STOCK SELECTION FUND	FUND SUMMARY

Average Annual Total Returns

For the Periods Ending December 31, 2013

Class N shares:

SSGA International Stock Selection Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	23.55%	10.12%	6.48%
Return After Taxes on Distributions	22.72%	9.59%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares	14.05%	8.20%	5.48%
MSCI® EAFE® Net Dividend Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Adel Daghmouri and Stuart Hall serve as portfolio managers of the Fund. They have managed the Fund since 2013 and 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail:

State Street Funds

P.O. Box 8048

Boston, MA 02205-8048

By Overnight:

State Street Funds

30 Dan Road

Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

22

SSGA Funds

SSGA CLARION REAL ESTATE FUND	FUND SUMMARY

INVESTMENT OBJECTIVE

SSGA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in SSGA Fund Shares” section on page 47 of the Fund’s Prospectus.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.68%	0.68%	0.68%	0.48%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.33%	1.13%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.38)%	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.20%	1.95%	0.95%	0.75%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

[3]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

[4]	The expense information in the table has been updated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$641	$962	$1,306	$2,274
Class C	$298	$691	$1,211	$2,637
Class I	$97	$384	$692	$1,568
Class K	$77	$321	$586	$1,341

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$641	$962	$1,306	$2,274
Class C	$198	$691	$1,211	$2,637
Class I	$97	$384	$692	$1,568
Class K	$77	$321	$586	$1,341

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are

23

SSGA Funds

SSGA CLARION REAL ESTATE FUND	FUND SUMMARY

held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. A REIT is a trust or similar entity that owns, invests in or operates real property assets. REITs may not have diversified holdings. The Fund is non-diversified, that is, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The Fund attempts to meet its objective through the active selection of REITs, primarily from among those included in the Dow Jones U.S. Select REIT® Index (the Fund’s benchmark), and across different industry types and regions based on the fundamental research of the Fund’s investment sub-adviser, CBRE Clarion Securities, LLC (“CBRE Clarion” or the “Sub-Adviser”). The Fund invests with a relatively long-term horizon.

The Fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Non-Diversified Investments. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than may a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

•

Real Property Securities Risk. An investment in a real property company, including a REIT, may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, overbuilding, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses, poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices.

•

REIT Risk. In addition to the risks associated with investing in the securities of real property companies, REITs are subject to certain additional risks. REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on capital markets. Investments in REITs are also subject to the risks affecting equity markets generally.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance for Class N shares (formerly, Institutional shares) has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions

24

SSGA Funds

SSGA CLARION REAL ESTATE FUND	FUND SUMMARY

for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Class N shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Class N shares. Class A and Class C shares are generally expected to incur higher expenses and Class I and Class K shares are generally expected to incur lower expenses than Class N shares.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2014: 14.27%

Average Annual Total Returns

For the Periods Ending December 31, 2013

Class N Shares:

SSGA Clarion Real Estate Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	1.55%	14.51%	7.62%
Return After Taxes on Distributions	0.60%	13.52%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	0.88%	11.18%	6.00%
Dow Jones U.S. Select REIT® Index (reflects no deduction for fees, expenses or taxes)	1.34%	16.42%	8.25%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

CBRE Clarion Securities LLC serves as the sub-adviser to the Fund.

T. Ritson Ferguson and Joseph P. Smith serve as portfolio managers of the Fund. They have managed the Fund since January 2013.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

By Mail:

State Street Funds

P.O. Box 8048

Boston, MA 02205-8048

25

SSGA Funds

SSGA CLARION REAL ESTATE FUND	FUND SUMMARY

By Overnight:

State Street Funds

30 Dan Road

Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

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FUND OBJECTIVES,

STRATEGIES AND RISKS

SSGA HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. Corporate High-Yield Bond Index.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) debt securities, commonly referred to as “high yield” or “junk bonds.” High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. Bonds include bonds, debt securities, and other fixed income instruments issued by governmental or private-sector entities.

The Fund’s portfolio typically consists of a core portfolio principally drawn from securities in the Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund’s benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser’s securities selection process. The duration of the Fund (that is, its sensitivity to changes in interest rates) is monitored against the benchmark. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.

The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates, and may be denominated in U.S. dollars or foreign currencies. The Fund attempts to meet its investment objective by investing in, among other instruments or securities:

•	Obligations of U.S. and foreign corporations (e.g., “Yankee” bonds);

•	Privately issued bank loans;

•	Equity securities, including warrants, preferred stock and common stock;

•	Asset-backed securities;

•	Derivatives, including credit default swaps; and

•	Repurchase agreements.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests primarily in bonds and other non-equity types of financial instruments, as well as certain equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most bond funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Debt Instruments,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction costs (generally measured by interest rate spreads) and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Non-Investment Grade Securities Risk. Securities rated below investment grade (that is, below BBB by S&P or Baa by Moody’s) lack strong investment characteristics, have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may fall substantially and the Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These securities may be highly volatile.

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

Portfolio Turnover Risk. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund’s investment return, and the sale of

27

securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains.

Privately Negotiated Loans and Other Indebtedness. The Fund may acquire interests in certain corporate loans and other forms of indebtedness that restrict the Fund’s ability to sell those interests. As a result, the Fund may not be able to sell those interests, or sell those interests for full value, when it otherwise may be advantageous to the Fund to do so.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral, if any. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or asset-backed security. For some asset-backed securities in which the Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral, if any. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults. In a “forward roll” transaction, the Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: the risk of prepayment prior to maturity and the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Forward roll transactions may have the effect of creating investment leverage in the Fund.

Foreign Debt Securities. Some of the securities acquired by the Fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or unavailable. Non-U.S. bond markets in which the Fund invests may have limited liquidity, which may make it difficult to value the securities or sell the securities at times the adviser considers advantageous. The Fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the Fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Equity Securities. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. The Fund may continue to accept new investments and to make additional investments in equity securities even under general market conditions that SSGA Funds Managements, Inc. (the “Adviser” or “SSGA FM”) views as unfavorable for equity securities.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency,

28

bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The Fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The Fund also accrues income on these securities prior to receipt for accounting purposes.

29

SSGA DYNAMIC SMALL CAP FUND

INVESTMENT OBJECTIVE

SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund’s benchmark. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings (“IPOs”) as well as exchange-traded funds (“ETFs”) for cash equitization purposes.

The Fund generally considers small cap companies to be companies with the capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion.

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model. The model evaluates the relative attractiveness of each eligible security based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The Fund’s Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction (brokerage) costs and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Small-Capitalization Securities. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a

30

greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value, as measured by earnings ratios and other common financial calculations.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

31

SSGA ENHANCED SMALL CAP FUND

INVESTMENT OBJECTIVE

SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index. As of August 31, 2014, the market capitalization range of the Russell 2000® Index was between $22 million and $4.5 billion. The equity securities invested in by the Fund are comprised primarily of common stocks, and may include initial public offerings (“IPOs”).

To manage the Fund’s portfolio, the Fund’s Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund’s benchmark, while controlling risk exposure of the Fund relative to the Fund’s benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund’s benchmark and intended to reflect the risk characteristics of the Fund’s benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund’s benchmark.

The model evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment), and other historical quantitative metrics. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate eligible securities and then rank eligible securities in the Fund’s investment universe in the order of their attractiveness as potential Fund investments.

The Fund’s investment adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the Adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction (brokerage) costs and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000® Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Small-Capitalization Securities. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available

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information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Value Stocks. Certain stocks in which the Fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks, commonly referred to a “value stocks,” may react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks, such as growth stocks. Value stocks, however, may continue to be inexpensive and/or out of favor for long periods of time and they may take longer to, or may never realize the investment adviser’s perception of their potential value, as measured by earnings ratios and other common financial calculations.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

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SSGA EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

SSGA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the Fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund’s Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the Fund’s benchmark.

The Fund’s Adviser employs a proprietary quantitative model to assist in country and stock selection, which the Adviser believes are the keys to achieving the Fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the Fund’s investment universe. In addition, the model assists the Adviser in controlling the Fund’s exposure to risks relative to the Fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments. The Adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors. From time to time, the Adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The Fund may invest in equity securities, including common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

The Fund may use futures, forwards, swaps and certain other derivative instruments or investment techniques to seek to generate returns. These investments may create a form of financial leverage. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the Fund does not own.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Investing in this Fund may involve more risk, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Non-U.S. Securities Risk. Investments in non-U.S. securities entail risks not typically present in domestic investments. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Non-U.S. brokerage commissions and other fees may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial

34

instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, the possibility of greater market volatility, greater political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and governmental limitations on non-U.S. investment policy as compared to those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in non-U.S. markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

American Depositary Receipts (ADRs) and Global Depositary Receipts. ADRs and GDRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the Fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

Leverage Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. If the Fund is permitted to participate in securities lending transactions, then those transactions entered into by SSGA FM on behalf of the Fund may also result in leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger base of assets than the Fund would otherwise have.

Mid Cap Risk. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial

35

resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Small and Micro-Cap Companies Risk. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Micro-cap companies may have been very recently organized and may have only limited sources of additional capital. Their securities may be extremely volatile and may experience very limited trading markets and liquidity. Micro-cap companies may be expected to experience higher levels of failure, insolvency, and bankruptcy than many larger companies.

Structured Notes Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Participation Certificates. From time to time, the Fund may invest in participation certificates. Participation certificates represent an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the Fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

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SSGA INTERNATIONAL STOCK SELECTION FUND

INVESTMENT OBJECTIVE

SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks, issued by companies in the countries and industries represented in the MSCI EAFE Index, the Fund’s benchmark. The equity securities invested in by the Fund are comprised primarily of common stocks and may include initial public offerings (“IPOs”) as well as exchange-traded funds (“ETFs”) for cash equitization purposes. The Fund’s portfolio is expected to have characteristics similar to the MSCI EAFE Index. The Fund may invest in small capitalization companies.

The Fund’s Adviser employs a proprietary quantitative stock-selection model. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments.

The model generates a portfolio that is drawn primarily from securities included in the Fund’s benchmark index. The remaining securities are drawn from the Fund’s investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and sectors represented in the benchmark. The Fund’s investment universe is the securities in the MSCI EAFE Investable Market Index Universe, which is broader than the Fund’s benchmark. The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors used by the model and changes predicted by the model. The model may periodically adjust the quantitative metrics used based on a systematic and objective evaluation of macroeconomic conditions. The Adviser also regularly reexamines the model and may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them.

From time to time, the adviser may make a qualitative judgment and deviate from the model for events and conditions that may not be quantifiable by the model.

The Fund attempts to meet its investment objective by investing primarily in, among other things, common stocks. The Fund also may lend its securities, and it may invest in various fixed-income securities, index futures and money market funds, including money market funds managed by the Fund’s Adviser, in order to manage its cash.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Active Trading. The Fund may engage in active trading of its portfolio securities to achieve its principal investment strategies. Active trading will increase the Fund’s transaction (brokerage) costs and may cause the Fund to realize taxable gains, which could reduce the returns of those Fund shareholders investing through a taxable account.

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Foreign Equity Securities. To the extent the Fund holds foreign equity securities, financial information concerning issuers of such securities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The Fund also may have a limited ability to protect its investment under foreign property and securities laws. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars.

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Non-U.S. Securities Risk. Investments in non-U.S. securities entail risks not typically present in domestic investments. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Non-U.S. brokerage commissions and other fees may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, the possibility of greater market volatility, greater political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and governmental limitations on non-U.S. investment policy as compared to those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in non-U.S. markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Foreign Debt Securities. Some of the securities acquired by the Fund may be issued, guaranteed or otherwise supported by foreign governments, corporations or financial institutions and denominated in foreign currencies. Financial information concerning foreign entities generally is more limited than the information available from U.S. issuers or not available. Non-U.S. bond markets in which the Fund invests may have limited liquidity. The Fund also may have a limited ability to protect its investment under foreign property and securities laws. Most foreign securities in which the Fund may invest are “Yankee” bonds, that is, bonds of foreign issuers in which principal and interest are paid in U.S. dollars. Securities denominated in a currency other than the U.S. dollar may fall in value relative to U.S. dollar-denominated securities simply because of a change in exchange rate between that currency and the U.S. dollar. The value of foreign instruments as well as the foreign currency/U.S. dollar exchange rate tend to be adversely affected by local or regional political and economic developments.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative

38

instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

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SSGA CLARION REAL ESTATE FUND

INVESTMENT OBJECTIVE

SSGA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. A REIT is a trust or similar entity that owns, invests in or operates real property assets. REITs may not have diversified holdings. The Fund is non-diversified, that is, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer.

The Fund attempts to meet its objective through the active selection of REITs, primarily from among those included in the Dow Jones U.S. Select REIT® Index (the Fund’s benchmark), and across different industry types (for example, REITs that specialize in healthcare facilities, office properties or retail properties) and regions based on the fundamental research of the Fund’s investment sub-adviser, CBRE Clarion Securities, LLC (“CBRE Clarion” or the “Sub-Adviser”). The Fund invests with a relatively long-term horizon. CBRE Clarion uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns, then employs proprietary analytical techniques to identify companies that it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, management, and strategy.

The Fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

Generally. The Fund invests principally in equity securities, albeit equity securities relating to investments in real estate. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Non-Diversified Investments. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than may a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Real Property Securities Risk. There are special risks associated with investing in securities of companies engaged in real property markets, including without limitation real estate investment trusts (“REITs”) and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. In addition, an investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the property investment difficult and time-consuming. As a shareholder in a real property company the Fund, and indirectly the Fund’s shareholders, would bear their ratable shares of the real property company’s expenses and would at the same time continue to pay their own fees and expenses.

REIT Risk. In addition to the risks associated with investing in the securities of real property companies, REITs are subject to certain additional risks. REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT, thus affecting the Fund’s returns. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the U.S. Investment Company Act of 1940, which could have adverse consequences for the Fund. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on capital markets. Investments in REITs are also subject to the risks affecting equity markets generally.

40

INVESTMENT STRATEGIES COMMON TO THE SSGA FUNDS

Securities Lending. To earn additional income, a Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the Fund’s investment adviser. When the Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the Fund in a money market fund managed by the Fund’s investment adviser or one of its affiliates, with the Fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the Fund’s investment adviser. Collateral in the form of securities typically is held by the Fund’s custodian, and the Fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the Fund to compensate it for its loss.

To the extent a Fund engages in securities lending, the Fund will be subject to certain risks, including the borrower’s failure to return the securities in a timely manner or at all. Should a borrower of securities fail financially, a Fund may lose money and/or experience delays in recovering the securities or exercising its rights in the collateral. Loans of portfolio securities are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a securities lending transaction, a Fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price. Securities lending may also involve certain adverse tax consequences for a Fund that engages in such transactions.

Cash Management. Some of the assets of a Fund generally are cash or cash equivalent instruments, including money market funds managed by the Fund’s investment adviser or one of its affiliates. Such cash and cash equivalent instruments are used by the Fund to satisfy anticipated redemptions of Fund shares, or they represent the proceeds from the sale of Fund assets. Except when the Fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the Fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Fund may not achieve its investment objective.

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RISKS COMMON TO THE SSGA FIXED INCOME FUND AND SSGA EQUITY FUNDS

Risks Common to Funds Investing Principally in Equity Securities

The following are risks that are common to most equity funds, including the SSGA Funds’ domestic and international equity funds, and the SSGA funds-of-funds to the extent that they invest in equity funds:

Market Risk. A Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. There can be no assurance that appreciation in value will occur, and a Fund may sustain substantial losses. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers, and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which a Fund invests do not perform well or are adversely affected by events. In the case of debt securities, the magnitude of these price fluctuations will be greater when the maturity of the outstanding securities is longer. Since investments in securities may involve currencies other than the base currency of a Fund, the value of the Fund’s assets may also be affected by changes in currency rates and exchange control regulations, including currency blockage. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. Also, a Fund may not be able to dispose of illiquid securities or execute or close out certain less liquid derivatives positions readily at a favorable time or price or at prices approximating those at which the Fund currently values them. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Risks Common to Funds Investing Principally in Debt Instruments

The following are risks that are common to most bond funds, including the SSGA Funds’ fixed income funds, and the SSGA funds-of-funds to the extent that they invest in bond funds:

Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally result in increases in the values of existing debt instruments, and rising interest rates generally result in declines in the values of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset, and reset caps or floors, among other factors). When interest rates decline, the income received by a Fund may decline, and the Fund’s yield may also decline.

Credit Risk. A Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than funds that invest in other debt obligations. When a Fund enters into certain derivatives transactions, the Fund takes on the credit risk of its counterparties to the transactions.

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to asset-backed and mortgage-related securities and certain municipal securities.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.

Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, the Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may be unable to recoup all of its initial investment and only be able to reinvest the amount it receives at a less favorable rate.

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. Also, the fund may not be able to dispose of illiquid securities or execute or close out certain less liquid derivatives positions readily at a favorable time or price or at prices approximating

42

those at which the Fund currently values them. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

PORTFOLIO HOLDINGS

The Funds’ portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

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FUND MANAGEMENT

INVESTMENT ADVISER

SSGA Funds’ Investment Adviser. SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2014, SSGA FM had assets under management of over $370.76 billion. SSGA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSGA”), the investment management arm of State Street Corp.

SSGA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2014, has over $2.4 trillion under management.

Investment Sub-adviser to SSGA Clarion Real Estate Fund. CBRE Clarion Securities LLC (“CBRE Clarion”), 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, serves as the investment sub-adviser to SSGA FM with respect to SSGA Clarion Real Estate Fund, and as such is responsible for the day-to-day management of the Fund’s investment portfolio. With respect to SSGA Clarion Real Estate Fund, SSGA FM provides reporting, operational and compliance services, as well as general oversight of CBRE Clarion. CBRE Clarion is a registered investment advisor and specializes in managing portfolios of real asset securities for institutional clients. As of October 31, 2014, CBRE Clarion managed approximately $25.3 billion to meet differing investment objectives across a variety of investment strategies and product types.

INVESTMENT MANAGEMENT FEES

The total management fee paid by each Fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that Fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

A discussion of the basis for the Board of Trustees of the SSGA Funds approval of the investment advisory agreement for each Fund in this prospectus is contained in the SSGA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2014.

For its services, each Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2014, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, is shown below for each Fund.

Fund	Annual Management Fees (% of Average Daily Net Assets)
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements[1]
SSGA High Yield Bond Fund	0.30%	0.25%
SSGA Dynamic Small Cap Fund	0.75%	0.12%
SSGA Enhanced Small Cap Fund	0.45%	0.00%
SSGA Emerging Markets Fund	0.75%	0.71%
SSGA International Stock Selection Fund	0.75%	0.58%
SSGA Clarion Real Estate Fund	0.65%	0.29%

[1]

Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or terminated by the Adviser at any time without notice.

PORTFOLIO MANAGEMENT

Each of the SSGA Funds is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for each SSGA Fund. The SSGA Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSGA Fund(s) that they manage. Key professionals involved in the day-to-day portfolio management of the Funds include the following:

SSGA High Yield Bond Fund:

Charles Moon

Mr. Moon is Global Head of High Yield and a member of the Fixed Income, Cash and Currency (FICC) management team. In this capacity he is responsible for the management and business for all Active High Yield strategies at the firm.

He has over 20 years of industry experience. He began his career in the industry as a credit analyst and credit portfolio manager for Miller Andersen & Sherred (Morgan Stanley Investment Management). He has held leadership positions including Head of Credit at OppenheimerFunds and Hartford Investment Management (The Hartford) as well as CIO at Morley Financial. In these capacities he has lead teams managing credit assets across ratings spectrum and directed asset allocation strategies across multisector fixed income mandates.

Christopher Ingle

Mr. Ingle is a Vice President of SSGA and a Portfolio Manager in the U.S. High Yield team. He is responsible for management of assets in the U.S. High Yield market. Mr. Ingle has almost 20 years of investing experience

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working across various asset classes, including equities, investment grade and high yield bonds. He began his investment career in 1995 as a credit analyst with Fidelity Investments and previously held this role with INVESCO Funds, Morley and Loomis Sayles. Prior to joining SSGA, Mr. Ingle spent four years as a Portfolio Manager with Wells Fargo Bank.

He has a BBA in Finance from Texas Christian University and an MBA from the University of Texas. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Denver Security Analysts Society.

SSGA Dynamic Small Cap Fund:

Anna Mitelman Lester

Ms. Lester is a Vice President of SSGA and a Senior Portfolio Manager for the U.S. Active Quantitative Equity Team. She has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. She is responsible for portfolio management and research for the U.S. active small cap investment strategies. Prior to joining SSGA, Ms. Lester was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management.

Ms. Lester holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.

Marc Reinganum, Ph. D.

Dr. Reinganum is a Senior Managing Director of SSGA and Chief Quantitative Strategist. In this role, Dr. Reinganum spearheads efforts to innovate and create relevant, thoughtful, and proactive equity solutions as well as to engage and passionately communicate with clients on strategic thinking in a post-Modern Portfolio Theory world. He assumed direct management of SSGA’s U.S. Dynamic Small Cap Mutual Fund (SVSCX) toward the end of 2010, propelling this Fund to a Wall Street Journal ‘Category King’ designation for its 2011 performance, and continues in this capacity.

Previously, he served as Global Head of Active Equities Developed Markets and oversaw global and regional strategies managed by teams located across four continents. Prior to joining SSGA at the end of 2009, Dr. Reinganum was co-Head of the Main Street Team and Senior Portfolio Manager and Director of Quantitative Research at OppenheimerFunds, where his group managed $30+ billion in small-cap, large-cap and multi-cap strategies.

Dr. Reinganum is recognized as a leader by peers in the industry, currently serving as Executive Vice President of the Institute for Quantitative Research in Finance (Q-Group), and a member of the Economic Club of New York and the Chicago Quantitative Alliance. He has served on the Investment Committee for the Endowment at SMU University and currently serves on the Investment Committee of Bryn Mawr College.

Dr. Reinganum earned his A.B. with High Honors from Oberlin College (Phi Beta Kappa), and an MBA (Beta Gamma Sigma) and Ph.D. from the University of Chicago. His recent volunteer activities include the President’s Advisory Council at Oberlin College and the Parent Councils of Swarthmore, Bryn Mawr, Hampshire and Emerson Colleges. He is currently a board member of the Founders Council at Arts Emerson and a member of the Massachusetts Council on Economic Education Advisory Board.

SSGA Enhanced Small Cap Fund:

Simon Roe, CFA

Mr. Roe is a Managing Director of SSGA and Head of Quantitative Equity Core Portfolio Management in the Active Quantitative Equities Group. His responsibilities include overseeing portfolio management in traditional cap-weighted core quantitative funds across the risk spectrum and contributing to research and product development for Active Quantitative Equity products.

Previously, Mr. Roe worked at Merrill Lynch Investment Managers in the Quantitative Advisers team where he managed option based protected funds and quantitative asset allocation funds. Before this, Simon was a Senior Consultant for Barra International. He has been working in the investment management industry since 1993.

Mr. Roe holds a BSc in Banking and International Finance from the City University Business School, London. He earned the Chartered Financial Analysts designation and is a member of the CFA Institute and the Boston Security Analysts Society.

John O’Connell

Mr. O’Connell is a Vice President of SSGA and a Portfolio Manager in the Global Enhanced Equity Group. He joined this group in April 2000. Prior to this, Mr. O’Connell worked as an Investment Associate in the Global Structured Products Group.

Mr. O’Connell received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.

SSGA Emerging Markets Fund:

Chris Laine

Mr. Laine is a Senior Portfolio Manager of SSGA on the Active Emerging Markets team. He is also a member of the Active EM investment committee, which is responsible for establishing all the portfolio positions for each of the active emerging market strategies. Currently, he has day to day responsibility for Emerging Europe, the Middle East, and Africa, and is the lead portfolio manager for the Emerging Market Select Strategy. Mr. Laine joined SSGA in 2007. Previously, he had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund.

Additionally, Mr. Laine spent seven years on the sell side at Morgan Stanley (New York) and Citigroup (London), working in both Global Emerging Market Research and

45

Quantitative Analysis. He began his career analyzing Emerging Markets in 1994, working at the Institute of International Finance in Washington, DC.

Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.

Jean-Christophe de Beaulieu

Mr. de Beaulieu is a Managing Director of SSGA FM and Senior Portfolio Manager in Global Active Equity Group. He is responsible for research and portfolio management of different emerging markets investment vehicles. Currently based in Boston, Jean-Christophe joined the company in the Paris office in March 2000 where he was in charge of the emerging markets strategies. Prior to joining SSGA, he was working at the CCF/HSBC and at Paribas as a risk manager assistant. Preceding that, he was working at the CEA (French Nuclear Agency) for intern research.

Jean-Christophe graduated with a degree in Fundamental Mathematics from the University Paris VI. He also holds two post-master’s degrees in Numerical Analysis (from University Paris VI) and Financial Techniques (from ESSEC business school). He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

SSGA International Stock Selection Fund:

Stuart Hall, CFA

Mr. Hall is a Vice President of SSGA and a Portfolio Manager in the Global Active Quantitative Equity Team. His responsibilities include management of the global and international small cap strategies, coordination with the European team across all group strategies as well as research within the group. He joined SSGA in 2004 as a Quantitative Research Analyst in the Advanced Research Center (ARC). While with the ARC, Stuart worked with the Global Active Quantitative Equity Team in developing the Growth Capability model used in both the International Alpha Select and Global Alpha Strategies. He also played a key role in developing their Swiss Alpha Strategy based on his earlier research and implemented in the International Small Cap Strategy. His research has also extended to Transaction Cost Analysis and more recently, to a number of strategies within the Global Enhanced Equity Group. Mr. Hall graduated from the University of New Hampshire with degrees in Mathematics and Economics and from Boston College with a Master of Science in Finance. In addition, he has earned the Chartered Financial Analyst Designation and is a member of the Boston Security Analysts Society.

Adel Daghmouri

Mr. Daghmouri is a Senior Portfolio Manager in the Global Quantitative Active Equity Group, where he focuses on managing global investment strategies, product development and quantitative research within developed markets. Prior to this he was a founding member of the quantitative Canadian active equity team responsible for portfolio management across active, enhanced and market-neutral strategies. Since joining the firm in 1998, Mr. Daghmouri has also worked as a Portfolio Manager in the Global Structured Products Group focusing on a broad range of international and domestic strategies.

Mr. Daghmouri holds a Bachelor of Business Administration from Laval University and a Master of Science degree in Finance from HEC Montreal.

SSGA Clarion Real Estate Fund:

T. Ritson Ferguson

Mr. Ferguson is one of the three founding members of the Sub-Adviser. He serves as the Chief Executive Officer and leads the firm’s Management Committee. Mr. Ferguson is one of the firm’s Co-Chief Investment Officers, along with Steven D. Burton and Joseph P. Smith, another of the Fund’s portfolio managers. As a Co-CIO, Mr. Ferguson coordinates the firm’s Global Investment Policy and Global Infrastructure Allocation Committees. He has been employed with the Adviser and its predecessor firms since 1992.

Joseph P. Smith

Mr. Smith is a Managing Director of the Sub-Adviser and a member of the firm’s Management Committee. He is one of the firm’s Co-Chief Investment Officers, along with Mr. Ferguson and Steven D. Burton. Mr. Smith assists Mr. Ferguson in coordinating the firm’s Global Investment Policy Committee. Mr. Smith has been employed with the Adviser and its predecessor firms since 1997.

The Administrator and Custodian. State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, is the administrator and custodian for the Fund.

The Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent.

The Distributor. State Street Global Markets, LLC serves as the Fund’s distributor (“SSGM” or the “Distributor”) pursuant to the Distribution Agreement between SSGM and the Trust.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSGA Fund share is based on the net asset value (“NAV”) of the Fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading at the times also described in the following table. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is accepted.

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SSGA Fund	Valuation Method(s) Generally Used	Time Fund’s Share Price Determined (Eastern time)

SSGA High Yield Bond Fund SSGA Domestic Equity Funds SSGA International Equity Funds	Market value (generally determined at the closing time of the market on which they are traded)	Close of the NYSE (ordinarily 4 p.m.)
Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable)
Amortized cost (for debt securities maturing within 60 days)

A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times.

PURCHASE OF FUND SHARES

The SSGA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSGA Funds. If the SSGA Funds believe that they have uncovered unlawful activity, the SSGA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSGA Funds reserve the right to reject any purchase order.

INVESTING IN SSGA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSGA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSGA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSGA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSGA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, all applicable documents have been received in such accurate and complete form (including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

Choosing a Share Class

The Funds offer four classes of shares through this Prospectus: Class A, Class C, Class I or Class K, available to you subject to the eligibility requirements set forth below.

All classes of a Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose the class with the expense structure that best meets your needs and for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future. Your investment professional can help you choose the share class that best suits your investment needs.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver. This means that less money will be invested in the Fund immediately. Class A shares have a Rule 12b-1 fee of 0.25% per year. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

When you buy Class C shares, the full amount of your purchase price will be invested in the Fund, but you will be subject to a Rule 12b-1 fee of 1.00% per year. Because this fee is paid out of a Fund’s assets on an ongoing basis, over time this fee may increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sale charge when you redeem Class C shares within one year of the purchase date.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each fund’s expenses in each Fund Summary in this Prospectus.

The minimum purchase amount may be waived by for specific investors or types of investors, including, without limitation, retirement plans, employees of State Street Corporation and its affiliates and their family.

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	Class A	Class C	Class I	Class K

Availability	Available to the general public through certain financial intermediaries.	Available to the general public through certain financial inter mediaries.	Limited to certain
investors, including:

• Certain banks,
broker-dealers and
other financial
intermediaries.

• Certain employer-
sponsored retire
ment plans.

• Certain employees
or affiliates of
State Street
Corporation or its
affiliates

Limited to certain investors, including certain qualified recordkeepers and employer-sponsored retirement plans.

Minimum Initial Investment	$2,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.	$2,000	$1,000,000. The
investment mini
mum may be modi
fied, waived or
reduced for certain
types of investors
(e.g., 401(k) or
403(b) plans) and
investments as well
as for certain fee-
based programs
where an agreement
is in place.	$10,000,000. The
investment mini
mum may be modi
fied, waived or
reduced for certain
types of investors
(e.g., 401(k) or
403(b) plans) and
investments as well
as for certain fee-
based programs
where an agreement
is in place.

Maximum Investment	None.	$999,999; none for omnibus retirement plans.	None.	None.

Initial (Front-End) Sales Charge?	Yes. 5.25% for Equity Funds and 3.75% for Fixed Income Funds, payable at time of purchase. Lower sales charges are available for larger investments. See the chart under “Class A” section of this Prospectus.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.

Deferred (CDSC) Sales Charge	No, except for purchases of $1,000,000 or more that are redeemed within 18 months after purchase.	Yes, 1.00% payable if you redeem within one year of pur chase. See the chart under “Class C” section of this Prospectus.	No.	No.

Distribution and Service (12b-1) Fees?	0.25% annual fee.	1.00% annual fee.	No.	No.

Redemption Fees?	No.	No.	No.	No.

The following pages will cover additional details about each share class, including information about share class eligibility, initial and deferred sales charges, and sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers is also available free of charge on the Funds’ website at www.ssgafunds.com and in the Statement of Additional Information, which is available on the website or on request.

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Class A

Class A shares are available to the general public for investment through qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

When you buy Class A shares, you pay an initial (or front-end) sales charge at the time of your investment, which is included in the offering price, unless you qualify for a sales charge reduction or waiver. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to financial intermediaries at each level of investment. The actual sales charge you pay may vary slightly from the rates disclosed due to rounding.

Equity Funds (SSGA Domestic Equity Funds and SSGA International Equity Funds)

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000-$99,999	4.50%	4.71%	4.00%
$100,000-$249,999	3.50%	3.63%	3.25%
$250,000-$499,999	2.50%	2.56%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	Advanced Commission[12]

[1]	Class A advanced commission for purchases over $1 million:

First $1-3 million	1.00%
Next $3-15 million	0.50%
Over > $15 million	0.25%

[2]

If you purchase $1,000,000 or more of Class A shares of the Fund you will not be assessed a sales charge at the time of purchase. The Distributor pays broker-dealers advanced commissions that are calculated on a year-by-year basis based on the amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advanced commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase. You may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.

Fixed Income Funds (SSGA Fixed Income Fund)

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	3.00%
$250,000-$499,999	2.25%	2.30%	2.00%
$500,000-$999,999	1.75%	1.78%	1.50%
$1,000,000 or More	None	None	Advanced Commission[12]
[1]	Class A advanced commission for purchases over $1 million:

First $1-3 million	1.00%
Next $3-15 million	0.50%
Over > $15 million	0.25%

[2]

If you purchase $1,000,000 or more of Class A shares of the Fund you will not be assessed a sales charge at the time of purchase. The Distributor pays broker-dealers advanced commissions that are calculated on a year-by-year basis based on the amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advanced commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase. You may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.

Reducing Your Class A Sales Charge

The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A share purchases, often referred to as “breakpoint discounts”: Right of Accumulation or a Letter of Intent. Each of these methods is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Funds advised by SSGA FM that offer Class A shares (the “State Street Funds”) in which you invest (as described below) even if such State Street Funds are held in accounts with different financial intermediaries, as well as purchases of shares of all Class C, Class I, and Class N State Street Funds (other than shares of money market funds) to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address.

It is your responsibility when investing to inform your financial intermediary or the State Street Funds that you would like to have one or more of the State Street Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the sales charge you pay for purchases of Class A shares through Right of accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals of any Class A, Class C, Class I, and Class N shares of a State Street Fund (other than any State Street Money Market fund) held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

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In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A shares, inform your financial intermediary or the State Street Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the State Street Funds may verify (1) the number of shares of the State Street Funds held in your account(s) with State Street Funds, (2) the number of shares of the State Street Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the State Street Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Gifting of Shares. If you make a gift of shares, upon your request, you may combine purchases, if made at the same time, under right of accumulation of Class A, Class C, Class I, and Class N of these Funds (other than any State Street Money Market fund) at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to State Street or their agents at the time of purchase to exercise this right.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A shares of one or more State Street Funds within a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. Purchases of Class A shares of one or more State Street Funds you make over the next 13 months with any combined balances of Class A shares pay the same sales charge on the new Class A shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your financial intermediary. Purchases submitted not more than three months prior to the date the Letter of Intent is received are considered in determining the level of sales charge that will be paid pursuant to the Letter of Intent; however, the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. In addition, investors do not receive credit for shares purchased by the reinvestment of distributions.

The Letter of Intent is a mutually non-binding commitment upon the investor to purchase the full amount indicated. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining in your name) until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of the applicable sales charge.

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs call (800) 647-7327. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1.	Acquired through the reinvestment of dividends and capital gain distributions.

2.	Acquired in exchange for shares of another Class A State Street Fund that were previously assessed a sales charge. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.

3.	Bought in SSGA Funds that do not offer Class N (no load) shares by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The State Street Funds

•	State Street Corporation and its subsidiaries and affiliates

For those SSGA Funds that offer Class N shares, officers, directors or trustees, retirees and employees and their immediate family members, of State Street Corporation and its subsidiaries and affiliates may open new accounts and purchase shares subject to the $1,000 minimum investment amount.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial intermediaries of financial institutions that have entered into selling agreements with the Funds or Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•	Employer Sponsored Retirement (including Employer Sponsored IRAs) and Deferred Compensation Plans maintained on retirement platforms or by the Fund’s

50

Transfer Agent of its affiliates with at least $1million of assets; or with at least 100 eligible employees to participate in the plan; or that execute plan level or multiple-plan level transactions through a single omnibus account with the Funds or Financial Intermediary. These Plans include: (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; and (iii) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Employer Sponsored IRAs include: Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

•

Investors who are directly rolling over or transferring shares from an established State Street Fund or State Street qualified retirement plan. Rolling over or transferring shares involves the transferring of shares (in-kind); there is no cash movement associated with the transaction.

•

Clients of Financial Intermediaries that (i) charge an ongoing fee for advisory, management, consulting or similar services, or (ii) have entered into an agreement with the Fund’s Distributor to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.

•	Insurance company separate accounts.

•	Tuition Programs that quality under Section 529 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Class A shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Please refer to Class A and Class C Account Reinstatement Privileges below.

7.	Bought in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you sell the Fund shares you received in connection with the plan of reorganization.

To take advantage of any of the Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 800.647.7327 or contact your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class C

Class C shares are available to the general public for investment through transaction-based financial intermediaries.

Class C shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a contingent deferred sales charge (“CDSC”) according to the following schedule:

Years Since Purchase	CDSC As a % of Dollar Amount Subject to Charge
0-1	1.00
After First Year	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C shares. Class C shares have no conversion feature.

HOW THE CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

The contingent deferred sales charge (CDSC) will be multiplied by then current market value or original cost of shares being redeemed, whichever is less. To minimize the CDSC, shares not subject to any charge, including share appreciation, or acquired through reinvestment of dividends or capital gain distributions, are redeemed first followed by shares held the longest time.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

WAIVER OF THE CDSC

In the following situations, no CDSC is imposed on redemptions of Class A and Class C shares of the Funds:

1. If you participate in the Automatic Withdrawal Plan (AWP). Redemptions made on a regular periodic basis (e.g. monthly) will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 10% annually of the current market value of the account balance. Redemptions made as part of a required minimum distribution are also included in calculating amounts eligible for this wavier. For information on the Automatic Withdrawal Plan, please see “Service Options” section of the Prospectus on page 48.

2. If you are a registered participant or beneficial owner of an account and die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). This waiver is only available for accounts open prior to the shareholder’s or beneficiary’s death or disability, and the redemption must be made within one year of such event. Subsequent purchases into such account are not eligible for the CDSC waiver. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is

51

invested in one or more of the State Street Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. A distribution from a qualified retirement plan by reason of the participant’s retirement.

5. Redemptions that are involuntary and result from a failure to maintain the required minimum balance in an account.

6. Exchanged in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

7. Exchanged for shares of the same class of another State Street Fund. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares. For purposes of the CDSC, shares will continue to age from the date of the original purchase of the Fund shares.

8. Redemption of shares purchased through employer sponsored retirement plans, and deferred compensation plans. The CDSC, however, will not be waived if the plan redeems all of the shares that it owns on behalf of participants prior to the applicable CDSC period, as defined above.

9. Redemptions as part of annual IRA Custodial Fees.

10. Acquired through the reinvestment of dividends and capital gains distributions.

11. Bought with proceeds from the sale of Class C shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Please refer to Class A and Class C Account Reinstatement Privileges below.

Class A and Class C Account Reinstatement Privileges

You may purchase Class A shares or Class C shares at NAV within 90 days of the sale or distribution with no sales charge by reinstating all or part of your proceeds into the same account that the sale or distribution occurred. Any applicable CDSC in connection with the redemption in Class A or Class C shares will be credited and aging will begin at original purchase date. Please note that a redemption and reinstatement are considered to be a sale and purchase for tax-reporting purposes.

Class I

Class I shares are not subject to any sales charge. Only certain investors are eligible to buy Class I shares. Your financial intermediary can help you determine whether you are eligible to purchase Class I shares.

Class I shares are available to the following categories of investors and/or investments:

1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in:

•	discretionary and non-discretionary advisory programs;

•	fund supermarkets;

•	asset allocation programs;
•	other programs in which the client pays an asset-based fee for advice or for executing transactions in fund shares or for otherwise participating in the program; or

•	certain other investment programs that do not charge an asset-based fee;

2.	Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);

3.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code;

4.	Certain other registered open-end investment companies whose shares are distributed by the Distributor;

5.	Certain retirement and deferred compensation programs established by State Street Corporation or its affiliates for their employees or the Funds’ Trustees;

6.	Current or retired directors, officers and employees of SSGA and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

7.	Current or retired Directors or Trustees of the State Street Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary;

8.	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser;

9.	The reinvestment of dividends from Class I shares in additional Class I shares of the Fund; and

10.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor.

The minimum investment for Class I shares is $1,000,000.

Class K

Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your financial intermediary can help you determine whether you are eligible to purchase Class K shares.

Class K shares are available to the following categories of investors:

1.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds’ Distributor;

2.	Defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan;

3.	Employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor; and

4.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code.

The minimum investment for Class K shares is $10,000,000.

52

How to Initiate a Purchase Request

Investing in the SSGA Funds Through a Financial Intermediary

If you currently do not have an account with SSGA FM, you may establish a new account and purchase shares of the SSGA Funds through a financial intermediary, such as a bank, broker, or investment adviser. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSGA Funds, such as Automatic Investment and Withdrawals Plans, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSGA Funds. See Contacting the SSGA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSGA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSGA Funds to request a purchase of shares. See Contacting the SSGA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSGA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSGA Funds to make an exchange. For the SSGA Funds’ addresses, see Contacting the SSGA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSGA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSGA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “SSGA Funds” and include the appropriate fund name and account number (e.g., “SSGA Emerging Markets Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSGA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSGA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSGA Fund Shares. The SSGA Funds, in their sole discretion, may permit you to purchase SSGA

Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSGA Funds for more information, including additional restrictions. See Contacting the SSGA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSGA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSGA Fund’s NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.

For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the SSGA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Policy Upon Purchase below.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSGA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSGA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSGA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSGA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSGA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSGA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSGA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

53

REDEMPTION OF FUND SHARES

By Telephone. You may call the SSGA Funds to request a redemption of shares. See Contacting the SSGA Funds.

By Mail. You may send a written request to the SSGA Funds to redeem from a Fund account or to make an exchange. See Contacting the SSGA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSGA Funds receive your request in good order and the manner in which you are redeeming.

All SSGA Funds. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the SSGA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSGA Fund, you may instruct the SSGA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSGA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSGA Fund redemption invested directly into shares of another SSGA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSGA Funds redemption paid by check and sent to the address shown on the SSGA Funds registration record, provided that the address has not changed within 30 days of the redemption request. The SSGA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSGA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSGA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund’s records.

In-Kind Redemptions. The SSGA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSGA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSGA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the Investment Company Act of 1940, as amended.

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Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSGA Fund to simultaneously purchase shares of a different SSGA Fund. Exchanges may be made within the same class (i.e. Class A shares for Class A shares; Class C shares for Class C shares). Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging your fund shares for shares of another fund is a taxable event and may result in capital gain or loss. See Taxes below.

If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSGA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSGA Funds. The SSGA Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of an SSGA Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSGA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSGA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the Funds and their shareholders from Excessive Trading:

•

The SSGA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSGA Funds;

•	The SSGA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSGA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and

•

With respect to SSGA Funds that invest in securities that trade on foreign markets, pursuant to the SSGA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSGA Fund, excluding the SSGA money market funds), and uses the following notification process:

•

If the SSGA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSGA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSGA Funds’ distributor will instruct SSGA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSGA Fund (the “Stop Purchase instruction”);

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Trading instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSGA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSGA Funds may take any reasonable action that they deem necessary or appropriate in support of the Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSGA Funds. While the SSGA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSGA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.

An SSGA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

55

Service Options

Dividend and Capital Gain Distribution Option. You may set up your SSGA Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different SSGA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. Please refer to Dividend and Distribution below for additional information.

Automatic Withdrawal Plan- If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.

Telephone Redemptions and Exchanges. You may set up your SSGA Fund account so that if you request over the telephone to redeem SSGA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSGA Funds to act on your telephonic instructions to exchange SSGA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSGA Fund to another SSGA Fund of the same share class.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the SSGA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSGA Fund may request to open a new account in the same SSGA Fund (referred to as a “transfer”). To effect a transfer, the SSGA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSGA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSGA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSGA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSGA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSGA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSGA Funds of the death of the shareholder until the SSGA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSGA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the SSGA Fund.

DIVIDENDS AND DISTRIBUTIONS

Each SSGA Fund intends to declare and pay dividends as noted in the following table:

SSGA Fund	Dividends Declared	Dividends Paid

SSGA High Yield Bond Fund	Monthly	Monthly

SSGA Clarion Real Estate Fund	Quarterly	Quarterly

All other SSGA Funds	Annually	Annually

Excess dividends and capital gains, if any, generally are distributed in December.

When an SSGA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional

56

shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.

Dividend Policy Upon Purchase.

Purchases made by check, Federal Wire or exchange from an existing SSGA Fund will earn dividends and/or capital gains if they are invested in the Fund prior to the record date of the distribution.

Delivery of Documents to Accounts Sharing an Address

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the Statement of Additional Information tax section for more complete disclosure.

Each Fund has elected or intends to elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned for one year or less generally will be taxable to you as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund.

Any gain resulting from the redemption of fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held your shares in the Fund.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a Fund.

A Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. Even if a Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of a Fund’s investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund’s distributions, and may require the Fund to liquidate its investments at a time when it is not advantageous to do so.

If you are not a U.S. person, each Fund’s dividends other than capital gain dividends generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was permitted, but was not required, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend”

57

or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally was exempt from the 30% U.S. withholding tax, provided that certain other requirements were met. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

FINANCIAL INTERMEDIARY ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate its distributor (or others) for services in connection with the distribution of a Fund’s Class A and Class C shares and for services provided to shareholders in those classes (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of each fund’s net assets attributable to its Class A shares and 1.00% of each Fund’s net assets attributable to its Class C shares. As indicated in the expense table for certain Funds, the Board of Trustees of SSGA Funds has limited the amount that may be paid under the Plan for certain Funds. Because these fees are paid out of the assets of a Fund attributable to its Class A or Class C shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. For example, the higher Rule 12b-1 fees for Class C shares may cost you more over time than paying the initial sales load for Class A shares.

In addition to payments under the Plan, the Funds may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his

58

or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The SSGA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSGA Funds’ behalf. The financial intermediary is responsible for the transmitting your purchase request and funds in good form and in a timely manner to the applicable State Street Fund(s). The SSGA Funds will not be responsible for delays by the financial intermediary in transmitting your purchase request, including timely transfer of payment, to a Fund. Therefore, orders received for an SSGA Fund by a financial intermediary that has been authorized to accept orders on the Fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the Fund’s share price is determined will be deemed accepted by the Fund the same day and will be executed at that day’s closing share price.

If you are purchasing, selling, exchanging or holding SSGA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

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FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund’s financial performance for the period since each Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSGA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
High Yield Bond Fund
Class A
August 31, 2014*	8.41	0.07	(0.07)	—		(0.05)	—
Class C
August 31, 2014*	8.41	0.06	(0.07)	(0.01)		(0.04)	—
Class I
August 31, 2014*	8.41	0.07	(0.07)	—		(0.05)	—
Class K
August 31, 2014*	8.41	0.07	(0.07)	—		(0.05)	—

Dynamic Small Cap Fund
Class A
August 31, 2014*	37.38	(0.01)	(0.05)	(0.06)	—	—
Class C
August 31, 2014*	37.38	(0.05)	(0.05)	(0.10)	—	—
Class I
August 31, 2014*	37.38	— (e)	(0.05)	(0.05)	—	—
Class K
August 31, 2014*	37.38	0.01	(0.05)	(0.04)	—	—

Enhanced Small Cap Fund
Class A
August 31, 2014*	17.23	(0.02)	(0.10)	(0.12)		—
Class C
August 31, 2014*	17.23	(0.04)	(0.09)	(0.13)		—
Class I
August 31, 2014*	17.23	(0.01)	(0.10)	(0.11)		—
Class K
August 31, 2014*	17.23	(0.01)	(0.09)	(0.10)		—

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Less than $0.005 per share.

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$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.05)	8.36	(0.05)	10	0.93	1.19	5.18	79

(0.04)	8.36	(0.09)	99	1.67	1.95	4.45	79

(0.05)	8.36	(0.03)	10	0.68	0.94	5.43	79

(0.05)	8.36	(0.02)	10	0.50	0.81	5.63	79

—	37.32	(0.16)	10	1.20	3.04	(0.17)	189

—	37.28	(0.29)	10	1.93	3.77	(0.91)	189

—	37.33	(0.13)	10	0.95	2.79	0.08	189

—	37.34	(0.11)	10	0.76	2.62	0.26	189

—	17.11	(0.70)	99	0.93	1.98	(0.77)	71

—	17.10	(0.75)	99	1.67	2.72	(1.51)	71

—	17.12	(0.64)	99	0.69	1.73	(0.52)	71

—	17.13	(0.58)	10	0.49	1.50	(0.32)	71

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	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income		$ Distributions from Net Realized Gain
Emerging Markets Fund
Class A
August 31, 2014*	18.68	0.07	0.47	0.54	0.01	—		—
Class C
August 31, 2014*	18.68	0.04	0.48	0.52	0.01	—		—
Class I
August 31, 2014*	18.68	0.07	0.48	0.55	0.01	—		—
Class K
August 31, 2014*	18.68	0.08	0.47	0.55	0.01	—		—

International Stock Selection Fund
Class A
August 31, 2014*	11.54	0.03	(0.34)	(0.31)	—	—		—
Class C
August 31, 2014*	11.54	0.02	(0.34)	(0.32)	—	—		—
Class I
August 31, 2014*	11.54	0.03	(0.33)	(0.30)	—	—		—
Class K
August 31, 2014*	11.54	0.04	(0.34)	(0.30)	—	—		—

Clarion Real Estate Fund
Class A
August 31, 2014*	15.11	(0.11)	0.54	0.43	—	—	(f)
Class C
August 31, 2014*	15.11	(0.12)	0.54	0.42	—	—
Class I
August 31, 2014*	15.11	(0.10)	0.54	0.44	—	—	(f)
Class K
August 31, 2014*	15.11	(0.10)	0.55	0.45	—	(0.01)

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.84% for Class A, 2.73% for Class C, 2.89% for Class I, and 2.89% for Class K of Emerging Markets Fund.
(f)	Less than $0.005 per share.

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$ Total Distributions		$ Net Asset Value, End of Period	% Total Return(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

—		19.22	2.89	(e)	10	1.36	1.77	2.27	89

—		19.20	2.78	(e)	103	2.11	2.52	1.51	89

—		19.23	2.94	(e)	10	1.12	1.52	2.52	89

—		19.23	2.94	(e)	10	0.97	1.42	2.65	89

—		11.23	(2.69)		10	1.17	1.50	1.65	74

—		11.22	(2.77)		97	1.91	2.25	0.91	74

—		11.24	(2.60)		10	0.92	1.24	1.90	74

—		11.24	(2.60)		10	0.73	1.11	2.09	74

—	(f)	15.54	2.85		103	1.18	1.53	(4.51)	32

—		15.53	2.78		103	1.91	2.27	(5.25)	32

—	(f)	15.55	2.93		103	0.93	1.29	(4.27)	32

(0.01)		15.55	2.95		103	0.74	1.08	(4.07)	32

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Contacting the SSGA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week

Phone:	800-647-7327	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, or purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.

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ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

For more information about the SSGA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSGA Funds’ investments is available in the SSGA Funds’ most recent annual and semi-annual reports to shareholders. In each Fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSGA Funds, including information about the SSGA Funds’ policies with respect to selective disclosure of each Fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the Fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the Fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSGA Funds’ SEC File No. 811-05430

SSGACOMBSCSTATPRO

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 18, 2014

SSGA MONEY MARKET FUND CLASS N: SSMXX	SSGA U.S. TREASURY MONEY MARKET FUND CLASS N: SVTXX

SSGA U.S. GOVERNMENT MONEY MARKET FUND CLASS N: SSGXX	SSGA PRIME MONEY MARKET FUND CLASS N: SVPXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

INVESTMENT OBJECTIVE

SSGA Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%[1]
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.37%[2]

[1]

The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that payments will not exceed 0.08% of average daily net assets.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Fund to the Adviser of fund fees and expenses that were previously waived or reimbursed by the Adviser in order to maintain a non-negative net yield for the Fund. The Adviser may also voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 31, 2014, the Adviser had waived fees and/or reimbursed expenses in the aggregate amount of $14,124,188 since August 1, 2012, all of which is potentially recoverable under the Voluntary Reduction. Any future reimbursement of previously waived fees by the Fund to the Adviser may cause the total fund annual operating expenses of the Fund to exceed the expense limitation under the contractual expense limitation agreement. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield. Total Annual Fund Operating Expenses shown above may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund after any Voluntary Reduction.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$38	$119	$208	$468

PRINCIPAL INVESTMENT STRATEGIES

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The Fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The Fund attempts to meet its investment objective by investing in a broad range of money market instruments, including certificates of deposit, bank notes and other instruments issued by U.S. or foreign banks, commercial paper issued by U.S. or foreign companies, repurchase agreements, asset-backed securities, corporate obligations, and instruments issued or guaranteed by the U.S. government, its agencies and sponsored entities. These instruments may bear fixed, variable or floating rates of interest or may be zero

1

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

coupon securities. The Fund also may invest in shares of other money market funds, including funds advised by the Fund’s Adviser.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Risks of Investing Principally in Money Market Instruments:

•

Interest Rate Risk—The risk that interest rates will rise, causing the value of the Fund’s investments to fall. Also, the risk that as interest rates decline, the amount of income the Fund receives on its new investments generally will decline.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will be unable, or will be perceived to be unable, to make scheduled interest or principal payments, and that the value of the instrument will fall as a result.

•

Liquidity Risk—The risk that the Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the Fund for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Fund.

•

Prepayment Risk and Extension Risk—Applicable primarily to mortgage-related and asset-backed securities, the risks that loan obligations may be repaid faster or slower than expected, causing the Fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Stable Share Price Risk. If the market value of one or more of the Fund’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. At the date of this Prospectus short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•

Money Market Fund Regulatory Risk. In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the Fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds.

•

Foreign Securities Risk. The Fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Foreign securities are subject to political, economic, and regulatory risks not present in domestic investments. Returns on investments in securities issued by foreign issuers could be more volatile than securities issued by U.S. issuers. Foreign investments may be affected by, among other things, changes in currency exchange rates; currency controls; different accounting, auditing, financial reporting, and legal standards and practices applicable in foreign countries; tax withholding; and higher transaction costs. Foreign banks, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

•

Banking Industry Risk. To the extent the Fund concentrates its investments in bank obligations, financial, economic, business, and other developments in the banking industry will have a greater effect on the Fund than if it had not concentrated its assets in the banking industry. Adverse changes in the banking industry may include, among other

2

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

things, banks experiencing substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.

•

Repurchase Agreement Risk. In a repurchase agreement, the Fund purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Fund’s counterparty is unable to honor its commitments, the Fund may be unable to recover its purchase price and may be prevented or delayed from realizing on the security to make up any losses.

•

U.S. Government Sponsored Enterprises Risk. Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Government, and to the extent the Fund owns such securities, it must look to the agency or instrumentality issuing or guaranteeing the securities for repayment.

•

Variable and Floating Rate Securities Risk. The Fund may purchase variable and floating rate securities, whose interest rates change based on changes in market interest rates. As a result, the interest paid on such securities will tend to fall as market interest rates fall generally, and the interest rates on such securities may not rise as rapidly as general market rates.

•

Market Risk. The values of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods. The bar chart and the table provide some indication of the risks of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2007: 1.26%	December 31, 2013: 0.00%	September 30, 2014: 0.00%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

	1 Year*	5 Years*	10 Years*
SSGA Money Market Fund	0.01%	0.06%	1.63%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the Fund’s current yield, please call (800) 997-7327.

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

3

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

4

SSGA Funds

SSGA U.S. GOVERNMENT MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSGXX

INVESTMENT OBJECTIVE

SSGA U.S. Government Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%[1]
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.37%[2]
[1]

The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that payments will not exceed 0.08% of average daily net assets.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Fund to the Adviser of fund fees and expenses that were previously waived or reimbursed by the Adviser in order to maintain a non-negative net yield for the Fund. The Adviser may also voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 31, 2014, the Adviser had waived fees and/or reimbursed expenses in the aggregate amount of $19,805,403 since August 1, 2012, all of which is potentially recoverable under the Voluntary Reduction. Any future reimbursement of previously waived fees by the Fund to the Adviser may cause the total fund annual operating expenses of the Fund to exceed the expense limitation under the contractual expense limitation agreement. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield. Total Annual Fund Operating Expenses shown above may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund after any Voluntary Reduction.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$38	$119	$208	$468

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests only in instruments issued or guaranteed as to principal and/or interest by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may make significant investments in certain mortgage-related securities, including obligations of the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank, that are neither insured nor guaranteed by the U.S. Treasury. The Fund will not invest more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The Fund invests in

5

SSGA Funds

SSGA U.S. GOVERNMENT MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSGXX

accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification. The Fund also may invest in shares of other money market funds, including funds advised by the Fund’s Adviser.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Risks of Investing Principally in Money Market Instruments.

•

Interest Rate Risk—The risk that interest rates will rise, causing the value of the Fund’s investments to fall. Also, the risk that as interest rates decline, the amount of income the Fund receives on its new investments generally will decline.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will be unable, or will be perceived to be unable, to make scheduled interest or principal payments, and that the value of the instrument will fall as a result.

•

Liquidity Risk—The risk that the Fund may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the Fund for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Fund.

•

Prepayment Risk and Extension Risk—Applicable primarily to mortgage-related and asset-backed securities, the risks that loan obligations may be repaid faster or slower than expected, causing the Fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

U.S. Government Sponsored Enterprises Risk. Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Government, and to the extent the Fund owns such securities, it must look to the agency or instrumentality issuing or guaranteeing the securities for repayment. Because the Fund emphasizes investment in U.S. government securities, and because U.S. government securities generally are perceived as having low risks compared to most other types of investments, the Fund’s performance compared to money market funds that invest principally in other types of money market instruments may be lower.

•	Significant Exposure to U.S. Government Agencies Risk. To the extent the Fund focuses its investments in securities issued or guaranteed by U.S. government agencies, any market price movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency may adversely affect the market price of securities issued or guaranteed by other government agencies.

•

Stable Share Price Risk. If the market value of one or more of the Fund’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. At the date of this Prospectus short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•

Money Market Fund Regulatory Risk. In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the Fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds.

6

SSGA Funds

SSGA U.S. GOVERNMENT MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSGXX

•

Mortgage-Related and Other Asset-Backed Securities Risk. Defaults, or perceived increases in the risk of defaults, on the loans underlying mortgage-related or asset-backed securities may impair the values of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities.

•

Repurchase Agreement Risk. In a repurchase agreement, the Fund purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Fund’s counterparty is unable to honor its commitments, the Fund may be unable to recover its purchase price and may be prevented or delayed from realizing on the security to make up any losses.

•

Market Risk. The values of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Variable and Floating Rate Securities Risk. The Fund may purchase variable and floating rate securities, whose interest rates change based on changes in market interest rates. As a result, the interest paid on such securities will tend to fall as market interest rates fall generally, and the interest rates on such securities may not rise as rapidly as general market rates.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods. The bar chart and the table provide some indication of the risks of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
December 31, 2006: 1.24%	December 31, 2013: 0.00%	September 30, 2014: 0.00%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

	1 Year*	5 Years*	10 Years*
SSGA U.S. Government Money Market Fund	0.00%	0.01%	1.52%

*	The returns would have been lower without the voluntary management fee waiver and/or expense reimbursement.

To obtain the Fund’s current yield, please call (800) 997-7327.

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

7

SSGA Funds

SSGA U.S. GOVERNMENT MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSGXX

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

8

SSGA Funds

SSGA U.S. TREASURY MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVTXX

INVESTMENT OBJECTIVE

SSGA U.S. Treasury Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and Shareholder Service (12b-1) Fees	0.04%[1]
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.22%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.17%[3]

[1]

The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that payments will not exceed 0.04% of average daily net assets.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is contractually obligated until December 31, 2015 to waive 0.05% of its 0.15% management fee. Additionally, the Adviser is further contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.16% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Fund to the Adviser of fund fees and expenses that were previously waived or reimbursed by the Adviser in order to maintain a non-negative net yield for the Fund. The Adviser may also voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 31, 2014, the Adviser had waived fees and/or reimbursed expenses in the aggregate amount of $13,244,295 since August 1, 2012, all of which is potentially recoverable under the Voluntary Reduction. Any future reimbursement of previously waived fees by the Fund to the Adviser may cause the total fund annual operating expenses of the Fund to exceed the expense limitation under the contractual expense limitation agreement. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

[3]

Total Annual Fund Operating Expenses shown above may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund after any Voluntary Reduction.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$17	$66	$119	$275

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to meet its investment objective by investing only in U.S. Treasury bills, notes and bonds (which are direct obligations of the U.S. government) and repurchase agreements backed by such securities.

The Fund follows a disciplined investment process in which the Fund’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In the Adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Fund

9

SSGA Funds

SSGA U.S. TREASURY MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVTXX

invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, the liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Risks of Investing Principally in Money Market Instruments.

•

Interest Rate Risk—The risk that interest rates will rise, causing the value of the Fund’s investments to fall. Also, the risk that as interest rates decline, the amount of income the Fund receives on its new investments generally will decline.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will be unable, or will be perceived to be unable, to make scheduled interest or principal payments, and that the value of the instrument will fall as a result.

•

Liquidity Risk—The risk that the Fund may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the Fund for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Fund.

•

Stable Share Price Risk. If the market value of one or more of the Fund’s investments changes substantially during the period, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. At the date of this Prospectus short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•	Money Market Fund Regulatory Risk. In July 2014, the U.S. Securities and Exchange Commission (“SEC”)

adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the Fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds.

•

Repurchase Agreement Risk. In a repurchase agreement, the Fund purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Fund’s counterparty is unable to honor its commitments, the Fund may be unable to recover its purchase price and may be prevented or delayed from realizing on the security to make up any losses.

•

Market Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods. The bar chart and the table provide some indication of the risks of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.ssgafunds.com.

10

SSGA Funds

SSGA U.S. TREASURY MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVTXX

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
December 31, 2006: 1.29%	December 31, 2013: 0.00%	September 30, 2014: 0.00%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

	1 Year*	5 Years*	10 Years*
SSGA U.S. Treasury Money Market Fund	0.00%	0.00%	1.52%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the Fund’s current yield, please call (877) 521-4083.

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account	$10,000,000
To add to an existing account	No minimum

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

11

SSGA Funds

SSGA PRIME MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVPXX

INVESTMENT OBJECTIVE

SSGA Prime Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and Shareholder Service (12b-1) Fees	0.05%[1]
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.24%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.19%

[1]

The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that payments will not exceed 0.05% of average daily net assets.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive 0.05% of its 0.15% management fee. Additionally, the adviser is further contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.15% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Fund to the Adviser of fund fees and expenses that were previously waived or reimbursed by the Adviser in order to maintain a non-negative net yield for the Fund. The Adviser may also voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any

Voluntary Reduction incurred after August 1, 2012. As of August 31, 2014, the Adviser had waived fees and/or reimbursed expenses in the aggregate amount of $181,137 since August 1, 2012, all of which is potentially recoverable under the Voluntary Reduction. Any future reimbursement of previously waived fees by the Fund to the Adviser may cause the total fund annual operating expenses of the Fund to exceed the expense limitation under the contractual expense limitation agreement. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$19	$72	$130	$301

PRINCIPAL INVESTMENT STRATEGIES

The Fund follows a disciplined investment process in which the Fund’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In the Adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The Fund attempts to meet its investment objective by investing in a broad range of money market instruments. The Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective: U.S. government securities, including U.S. Treasury bills,

12

SSGA Funds

SSGA PRIME MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVPXX

notes and bonds and securities issued or guaranteed by U.S. government agencies; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; corporate obligations; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund also may invest in shares of other money market funds, including funds advised by the Fund’s Adviser.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Risks of Investing Principally in Money Market Instruments:

•

Interest Rate Risk—The risk that interest rates will rise, causing the value of the Fund’s investments to fall. Also, the risk that as interest rates decline, the amount of income the Fund receives on its new investments generally will decline

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will be unable, or will be perceived to be unable, to make scheduled interest or principal payments, and that the value of the instrument will fall as a result.

•

Liquidity Risk—The risk that the Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the Fund for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Fund.

•

Prepayment Risk and Extension Risk—Applicable primarily to mortgage-related and asset-backed securities, the risks that loan obligations may be repaid faster or slower than expected, causing the Fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Stable Share Price Risk. If the market value of one or more of the Fund’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. At the date of this Prospectus short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•

Foreign Securities Risk. The Fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Foreign securities are subject to political, economic, and regulatory risks not present in domestic investments. Returns on investments in securities issued by foreign issuers could be more volatile than securities issued by U.S. issuers. Foreign investments may be affected by, among other things, changes in currency exchange rates; currency controls; different accounting, auditing, financial reporting, and legal standards and practices applicable in foreign countries; tax withholding; and higher transaction costs. Foreign banks, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

•

Banking Industry Risk. To the extent the Fund concentrates its investments in bank obligations, financial, economic, business, and other developments in the banking industry will have a greater effect on the Fund than if it had not concentrated its assets in the banking industry. Adverse changes in the banking industry may include, among other things, banks experiencing substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.

•

Repurchase Agreement Risk. In a repurchase agreement, the Fund purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Fund’s counterparty is unable to honor its commitments, the Fund may be unable to recover its purchase price and may be prevented or delayed from realizing on the security to make up any losses.

•

U.S. Government Sponsored Enterprises Risk. Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Government, and to the extent the Fund owns such securities, it must look to the agency or instrumentality issuing or guaranteeing the securities for repayment.

13

SSGA Funds

SSGA PRIME MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVPXX

•

Variable and Floating Rate Securities Risk. The Fund may purchase variable and floating rate securities, whose interest rates change based on changes in market interest rates. As a result, the interest paid on such securities will tend to fall as market interest rates fall generally, and the interest rates on such securities may not rise as rapidly as general market rates.

•

Market Risk. The values of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Money Market Fund Regulatory Risk. In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the Fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods. The bar chart and the table provide some indication of the risks of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2007: 1.31%	September 30, 2013: 0.00%	September 30, 2014: 0.00%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

	1 Year*	5 Years*	10 Years*
SSGA Prime Money Market Fund	0.04%	0.16%	1.79%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the Fund’s current yield, please call (877) 521-4083.

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account	$10,000,000
To add to an existing account	No minimum

Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.

14

SSGA Funds

SSGA PRIME MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SVPXX

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

15

FUND OBJECTIVES,

STRATEGIES AND RISKS

SSGA MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSGA Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the Fund’s Adviser typically conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the Fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the Fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the Fund are U.S. dollar-denominated, and they may be zero coupon securities or have fixed, variable or floating interest rates. The Fund’s weighted average maturity may not exceed 60 days, and is typically much shorter. The Fund also may invest in shares of other money market funds, including funds advised by the Fund’s Adviser.

The Fund attempts to meet its investment objective by investing in, among other instruments or securities:

•

Instruments of U.S. and foreign banks, including certificates of deposit, bank notes, banker’s acceptances and time deposits, such as, Eurodollar certificates of deposit, Eurodollar time deposits and “Yankee” Certificates of Deposit;

•	Commercial paper of U.S. and foreign companies;

•	Repurchase agreements collateralized with high quality securities and other assets;

•	Asset-backed securities;

•	Corporate obligations of U.S. and foreign companies; and

•

Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank.

16

SSGA U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSGA U.S. Government Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the U.S. government or its instrumentalities with remaining maturities of one year or less.

There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies

The Fund invests only in instruments issued or guaranteed as to principal and/or interest by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. The Fund will not invest more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the Fund’s Adviser typically conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the Fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the Fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the Fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates or be zero coupon securities. The Fund’s weighted average maturity may not exceed 60 days, and is typically much shorter. The Fund also may invest in shares of other money market funds, including funds advised by the Fund’s investment adviser.

The Fund attempts to meet its investment objective by investing in, among other instruments or securities:

•

Obligations (including mortgage-related securities) issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, which are neither insured nor guaranteed by the U.S. Treasury; and

•	Repurchase agreements collateralized with high quality securities and other assets.

17

SSGA U.S. TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSGA U.S. Treasury Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements backed by such securities.

There is no guarantee that the Fund will achieve its objective.

Investment Principal Investment Strategies

The Fund follows a disciplined investment process in which the Fund’s Adviser bases its decisions on the relative attractiveness of different money market instruments. In the Adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. Among other things, the Fund’s Adviser typically conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the Fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the Fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the Fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates. The Fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The Fund attempts to meet its investment objective by investing only in obligations issued or guaranteed as to principal and interest by the U.S. Treasury; and repurchase agreements collateralized with obligations issued or guaranteed as to principal and interest by the U.S. Treasury.

The Fund will invest no more than 5% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

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SSGA PRIME MONEY MARKET FUND

INVESTMENT OBJECTIVE

SSGA Prime Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies

The Fund follows a disciplined investment process in which the Fund’s Adviser bases its decisions on the relative attractiveness of different money market instruments. In the Adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. Among other things, the Fund’s Adviser typically conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the Fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the Fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the Fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates or may be zero coupon securities. The Fund’s weighted average maturity may not exceed 60 days, and is typically much shorter.

The Fund attempts to meet its investment objective by investing in a broad range of money market instruments. The Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective:

•	U.S. Treasury bills, notes and bonds;

•

Obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities and other such obligations that are neither insured nor guaranteed by the U.S. Treasury, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank;

•

Instruments of U.S. and foreign banks, including Eurodollar Certificates of Deposit (U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States), Eurodollar Time Deposits (U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks), and Yankee Certificates of Deposit (U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks);

•	Commercial paper of U.S. and foreign companies;

•	Asset-backed securities, including asset-backed commercial paper;

•	Corporate obligations of U.S. and foreign companies; and

•	Repurchase agreements.

The Fund also may invest in shares of other investment companies with similar investment guidelines, including funds advised by the Fund’s Adviser.

Additional Information About Risks

Risk information is applicable to all funds unless otherwise noted.

•

Money Market Risk. An investment in the funds is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, there can be no assurance that they will do so, and it is possible to lose money by investing in the funds.

•

Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally result in increases in the values of existing debt instruments, and rising interest rates generally result in declines in the values of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset, and reset caps or floors, among other factors). When interest rates decline, the income received by a fund may decline, and such fund yield may also decline. Short-term interest rates have been at historically low levels for an extended period due in substantial part to governmental intervention. Any changes in governmental policy could cause interest rates to increase and could have a substantial and immediate effect on the values of a fund’s investments.

•

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower credit quality issuers have higher credit risks. An actual or perceived loss in creditworthiness of an issuer of a fixed-income security held by a fund may result in a decrease in the value of the security. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with a fund, may default on its payment or repurchase obligation, as the case may be.

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•

Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a fund to dispose of such securities at advantageous prices may be greatly limited, and a fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by a fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a fund may be substantially less than if the fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the fund to value its securities.

•

Stable Share Price Risk. If the market value of one or more of a fund’s investments changes substantially, the fund investing in such fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when a fund experiences significant redemption requests.

•

Low Short-Term Interest Rate Risk. At the date of this Prospectus, short-term interest rates are at historically low levels, and so each fund’s yield is very low. It is possible that a fund will generate an insufficient amount of income to pay its expenses, and that it and/or a fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that a fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•

Market Risk. The values of the securities in which a fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the funds and funds themselves are regulated. Such legislation or regulation could limit or preclude a fund’s or fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the funds to greater market and liquidity risk and potential difficulty in valuing fund instruments held by the funds.

•

Money Market Fund Regulatory Risk. In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds

•

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interest rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell fund securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

•

Repurchase Agreement Risk. In a repurchase agreement, a fund purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. A fund’s investment return on such transactions will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If a fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the fund may realize a loss.

•

U.S. Government Sponsored Enterprises Risk. (SSGA Money Market Fund, SSGA Prime Money Market Fund and SSGA U.S. Government Money Market Fund only). U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United

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States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•

Variable and Floating Rate Securities. In addition to traditional fixed-rate securities, a fund may invest in debt securities with variable or floating interest rates or dividend payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. Variable or floating rate securities allow a fund to participate in increases in interest rates through upward adjustments of the coupon rates on such securities. However, during periods of increasing interest rates, changes in the coupon rates may lag the change in market rates or may have limits on the maximum increase in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities readjust downward resulting in a lower yield.

•

Mortgage-Related and Other Asset-Backed Securities Risk. (SSGA Money Market Fund, SSGA Prime Money Market Fund and SSGA U.S. Government Money Market Fund only). Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or an asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral, if any. Defaults on the underlying assets, if any, may impair the value of an asset-backed or a mortgage-related security. For some asset-backed securities in which a fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral, if any. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults. In a “forward roll” transaction, a fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: the risk of prepayment prior to maturity and the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities. Forward roll transactions may have the effect of creating investment leverage in the fund.

•

Prepayment Risk and Extension Risk. (SSGA Money Market Fund, SSGA Prime Money Market Fund and SSGA U.S. Government Money Market Fund only). Prepayment risk and extension risk apply primarily to mortgage-related and other asset-backed securities.

Prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date. If the Fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates, which could extend the duration of obligations held by the Fund and make the values of such obligations more sensitive to changes in interest rates.

•

Banking Industry Risk. (SSGA Money Market Fund and SSGA Prime Money Market Fund only). If the Fund concentrates its investments in bank obligations, adverse developments in the banking industry may have a greater effect on the fund than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain

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economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the obligations of certain banking institutions, resulting in some cases in extreme price volatility and a lack of liquidity.

•

Foreign Securities Risk. (SSGA Money Market Fund and SSGA Prime Money Market Fund only). The fund may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Foreign banks, including those issuing instruments such as ECDs, ETDs and YCDs, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

•

Section 4(2) Commercial Paper and Rule 144A Securities Risk. (SSGA Money Market Fund and SSGA Prime Money Market Fund only). The fund may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). This commercial paper is commonly called “Section 4(2) paper.” The fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).

Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of a Fund’s limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of Additional Information (“SAI”) addresses the fund’s limitation on illiquid securities.

PORTFOLIO HOLDINGS

The Funds’ portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

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FUND MANAGEMENT

INVESTMENT ADVISER

SSGA Funds’ Investment Adviser. SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of October 31, 2014, SSGA FM had assets under management of over $370.76 billion. SSGA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSGA”), the investment management arm of State Street Corp.

SSGA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2014, has over $2.4 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

In addition to any contractual expense limitation for a fund which is described in the Fund Summaries, the Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses for a fund to the extent necessary to avoid negative yield which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Adviser relating to the Voluntary Reduction, the funds have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A fund will not be obligated to reimburse the Adviser: more than three years after the end of the fiscal year for the fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the fund on that day; to the extent that the amount of such reimbursement would cause the fund’s net yield to fall below the fund’s minimum net yield as determined by the Advisor in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact a fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that a fund will be able to avoid a negative yield. Reimbursement payments by a fund to the Adviser in connection with the Voluntary Reduction are considered extraordinary.

A discussion of the basis for the Board of Trustees of the SSGA Funds approval of the investment advisory agreement for each fund in this prospectus is contained in the SSGA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2014.

For its services as the Adviser, each fund pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2014, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, is shown below for each fund.

SSGA Fund	Annual Management Fees (% of Average Daily Net Assets):
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements(1)
SSGA Money Market Fund	0.25%	0.07%
SSGA U.S. Government Money Market Fund	0.25%	0.00%
SSGA U.S. Treasury Money Market Fund	0.15%	0.00%
SSGA Prime Money Market Fund	0.15%	0.09%

(1)

Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or cancelled by the Adviser at any time without notice.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSGA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading at the time also described in the following table. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is accepted.

SSGA Fund	Valuation Method(s) Generally Used	Time Fund’s Share Price Determined (Eastern time)

SSGA Money Market Fund* SSGA U.S. Government Money Market Fund* SSGA U.S. Treasury Money Market Fund* SSGA Prime Money Market Fund*	Amortized Cost	5 p.m.

*	The SSGA money market funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. These funds also may establish special hours on those days to determine each fund’s NAV.

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PURCHASE OF FUND SHARES

The SSGA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSGA Funds. If the SSGA Funds believe that they have uncovered unlawful activity, the SSGA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSGA Funds reserve the right to reject any purchase order.

Minimum Investments. The funds require minimum amounts of initial investments, but no minimum amount for subsequent investments. Please see the “Fund Summaries” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment, if any. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. “Related customer accounts” include accounts held by the same investment or retirement plan, financial institution, broker, dealer or other financial intermediary. The funds reserve the right to increase or decrease the minimum amount required to open or maintain an account.

Purchase Dates and Times. Fund shares may be purchased on any business day at the NAV next determined after the receipt of the purchase order. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. All federal funds payments must be received by the Transfer Agent by the close of the Federal Reserve. In order to be effective on the date received, purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent prior to the close of the NYSE.

Notwithstanding the foregoing provisions, the funds reserve the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation (“NSCC”) remains open. Also, the funds may designate special hours of operation on any such day. In the event that the funds invoke the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the funds will post advance notice of these events at www.ssgafunds.com.

Order and Payment Procedures. There are several ways to invest in the SSGA Funds. The SSGA Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the fund’s distributor or the SSGA Funds and does not require a completed application to be submitted to the SSGA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSGA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Large Transactions. To assist SSGA FM in managing the fund, shareholders are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the fund’s transfer agent at least one day in advance of transactions in excess of $25 million, or $5 million for the U.S. Government Money Market Fund. The fund reserves the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts will not be accepted.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at (800) 647-7327 prior to 5 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

In-Kind Purchase of SSGA Fund Shares. The SSGA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

EXCHANGES AND TRANSFERS

Generally. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their SSGA Fund shares exchanged for shares of any other SSGA Fund of the same class. In addition, Class N shares are exchangeable for other share classes of mutual funds advised by SSGA Funds Management, Inc. (the “State Street Funds”) and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. There is no charge for this service. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging your Fund shares for shares of another fund is a taxable event and may result in capital gain or loss. See Taxes below. To use this option, contact the Customer Service Department at (800) 647-7327.

Telephone Redemptions and Exchanges. You may set up your SSGA Fund account so that if you request over the telephone to redeem SSGA Fund shares, the redemption proceeds will

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automatically be wired to a designated bank account. You also may set up your account to permit the SSGA Funds to act on your telephonic instructions to exchange SSGA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSGA Fund to another SSGA Fund of the same share class.

Account Transfers. To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSGA Fund may request to open a new account in the same SSGA Fund (referred to as a “transfer”). To effect a transfer, the fund’s transfer agent will require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSGA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Excessive Trading. The SSGA Funds may take any reasonable action that they deem necessary or appropriate to prevent excessive trading in Fund Shares without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or part, including, without limitation, by a person whose trading activity in Fund Shares may be deemed harmful to the fund. While the funds attempt to discourage such excessive trading, there can be no guarantee that they will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The funds recognize that they may not always be able to detect or prevent excessive trading or other activity that may disadvantage the funds or their shareholders.

REDEMPTION OF FUND SHARES

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares.”

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSGA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day, but may take up to seven business days. Although the SSGA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Check Writing Service. This service if offered for the SSGA Money Market Fund and SSGA US Government Money Market Fund. If you have completed the signature card, you may redeem shares of your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is an initial charge of $5 when you order checks. You may write an unlimited number of checks provided that you maintain an account minimum balance of $1,000 in the Fund.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSGA Funds registration record, provided that the address has not been changed within 30 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSGA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSGA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSGA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSGA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSGA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSGA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Minimum Account Size for SSGA U.S. Treasury Money Market Fund and SSGA Prime Money Market Fund. The minimum account size is $2 million. The fund or the fund’s

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distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below $2 million. In such cases, the transfer agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Failure to bring the account’s balance to the required minimum within the prescribed period may result in the fund closing the account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

Minimum Account Size for SSGA Money Market Fund and SSGA U.S. Government Money Market Fund. The minimum account size is $500 ($1,000 if you have the Check Writing Service on your account). The fund or the fund’s distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below the minimum account size. In such cases, the transfer agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Failure to bring the account’s balance to the required minimum within the prescribed period may result in the fund closing the account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

Suspension of Shareholder Redemptions. The SSGA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the Investment Company Act of 1940, as amended.

DIVIDENDS AND DISTRIBUTIONS

Each SSGA Fund intends to declare and pay dividends as noted in the following table:

SSGA Fund	Dividends Declared	Dividends Paid

SSGA Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

SSGA U.S. Government Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

SSGA U.S. Treasury Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

SSGA Prime Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

Excess dividends and capital gains, if any, generally are distributed in December.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.

Dividend Accrual Policy Upon Purchase. Purchase orders in good form accepted by the fund’s transfer agent and federal fund wire payments received by 5 p.m. Eastern time will earn the dividend accrual on the date of purchase. All other purchases (including by check or ACH) will earn dividend accrual on the business day after the payment has been received.

Dividend Accrual Policy Upon Redemption. If redemption proceeds are sent the same day by wire, dividend accrual will not be earned on shares for that day. Dividend accrual will be paid on shares on the date of redemption if the proceeds are sent by any other form than wire (including check or ACH).

Delivery of Documents to Accounts Sharing an Address

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the Statement of Additional Information tax section for more complete disclosure.

Each Fund has elected or intends to elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund’s failure to qualify as a

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regulated investment company would result in corporate level taxation and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable fund owned the investments that generated them, rather than how long you have owned your Fund Shares. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a fund owned for more than one year that are properly reported by the fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less generally will be taxable to you as ordinary income. Distributions of investment income reported by a fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the fund.

Any gain resulting from the redemption of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held your shares in the fund. Upon the effectiveness of the floating NAV amendments in October 2016, discussed above, shareholders of a fund that is subject to the floating NAV amendments may recognize taxable gain or loss upon the sale, exchange or redemption of their Fund Shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a fund.

A fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. There can be no assurance that a fund will make such election, even if it is eligible to do so. Even if a fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of a fund’s investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a fund’s distributions, and may require the fund to liquidate its investments at a time when it is not advantageous to do so.

If you are not a U.S. person, each fund’s dividends other than capital gain dividends generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was permitted, but was not required, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally was exempt from the 30% U.S. withholding tax, provided that certain other requirements were met. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

FINANCIAL INTERMEDIARY ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees for SSGA Money Market Fund, SSGA U.S. Government Money Market Fund and SSGA U.S. Treasury Money Market Fund

The funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a fund may compensate its distributor (or others) for services in connection with the distribution of the fund’s shares and for services provided to shareholders (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of a fund’s net assets attributable to its Class N shares. As indicated in the expense table for certain Funds, the Board of Trustees of SSGA Funds has limited the amount that

27

may be paid under the Plan for certain funds. Because these fees are paid out of the assets of a fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

In addition to payments under the Plan, a fund may reimburse State Street Global Markets, LLC the funds’ Distributor (the “Distributor”) or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

Because a fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that fund are unavailable for purchase.

Distribution Arrangements and Rule 12b-1 Fees for SSGA Prime Money Market Fund

Distribution Plan. The SSGA Prime Money Market Fund (the “Fund”) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders (the “Historical 12b-1 Plan”). Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the Historical 12b-1 Plan to the Fund’s’ Distributor by the Fund are not permitted to exceed 0.25% of the Fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the Fund are not permitted by the Historical 12b-1 Plan to exceed 0.20% of average annual net assets. Any payments that are required to be made to the Distributor or a financial intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the Historical 12b-1 Plan is in effect. The Fund is offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

From time to time, the Adviser or the Distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the Fund as expense reimbursement payments to the Distributor under the Historical 12b-1 Plan.

Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund Shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the funds. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

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If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The SSGA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSGA Funds’ behalf. The financial intermediary is responsible transmitting your purchase request and funds in good form and in a timely manner to the applicable SSGA Fund(s). The SSGA Funds will not be responsible for delays by the financial intermediary in transmitting your purchase request, including timely transfer of payment, to a fund. Therefore, orders received for an SSGA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price.

If you are purchasing, selling, exchanging or holding SSGA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSGA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income
Money Market Fund
August 31, 2014	1.0000	—	(c)	—	(c)	—	(c)	(0.0001)
August 31, 2013	1.0000	0.0001		—	(c)	0.0001		(0.0001)
August 31, 2012	1.0000	0.0001		—	(c)	0.0001		(0.0001)
August 31, 2011	1.0000	0.0001		—	(c)	0.0001		(0.0001)
August 31, 2010	1.0000	0.0002		—	(c)	0.0002		(0.0002)

U.S. Government Money Market Fund
August 31, 2014	1.0000	—		—	(c)	—	(c)	— (c)
August 31, 2013	1.0000	—		—		—		—
August 31, 2012	1.0000	—	(c)	—	(c)	—	(c)	— (c)
August 31, 2011	1.0000	—		—		—		—
August 31, 2010	1.0000	—	(c)	—		—	(c)	— (c)

U.S. Treasury Money Market Fund
August 31, 2014	1.0000	—		—		—		— (c)
August 31, 2013	1.0000	—		—	(c)	—	(c)	—
August 31, 2012	1.0000	—		—	(c)	—	(c)	—
August 31, 2011	1.0000	—	(c)	—	(c)	—	(c)	— (c)
August 31, 2010	1.0000	—	(c)	—	(c)	—	(c)	— (c)

Prime Money Market Fund
August 31, 2014	1.0000	0.0001		—	(c)	0.0001		(0.0001)
August 31, 2013	1.0000	0.0007		—	(c)	0.0007		(0.0007)
August 31, 2012	1.0000	0.0010		—	(c)	0.0010		(0.0010)
August 31, 2011	1.0000	0.0012		—	(c)	0.0012		(0.0012)
August 31, 2010	1.0000	0.0013		—	(c)	0.0013		(0.0013)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Less than 0.005% of average net assets.
(e)	Less than 0.005%.

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$ Distributions from Net Realized Gain		$ Total Distributions	$ Net Asset Value, End of Year	% Total Return		$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)

—	(c)	(0.0001)	1.0000	0.01		3,433,080	0.19	0.37	—	(d)
—		(0.0001)	1.0000	0.01		5,500,769	0.25	0.38	0.01
—		(0.0001)	1.0000	0.01		5,556,226	0.29	0.39	0.01
—		(0.0001)	1.0000	0.01		6,635,185	0.31	0.38	0.01
—		(0.0002)	1.0000	0.02		7,019,663	0.32	0.39	0.02

—	(c)	— (c)	1.0000	—	(e)	4,141,516	0.08	0.37	—
—		—	1.0000	—		4,344,085	0.13	0.39	—
—		— (c)	1.0000	—	(e)	4,043,417	0.10	0.39	—	(d)
—		—	1.0000	—		4,469,541	0.16	0.39	—
—		— (c)	1.0000	—		3,491,968	0.20	0.37	—	(d)

—	(c)	— (c)	1.0000	—	(d)	8,073,709	0.06	0.23	—
—		—	1.0000	—		6,440,812	0.09	0.24	—
—	(c)	— (c)	1.0000	—	(d)	4,387,962	0.08	0.25	—
—	(c)	— (c)	1.0000	—	(d)	4,410,166	0.11	0.25	—	(e)
—		— (c)	1.0000	—	(d)	4,215,084	0.13	0.25	—	(e)

—	(c)	(0.0001)	1.0000	0.01		5,460,013	0.18	0.24	0.01
—		(0.0007)	1.0000	0.07		7,771,465	0.20	0.25	0.07
—		(0.0010)	1.0000	0.10		12,072,632	0.20	0.25	0.10
—		(0.0012)	1.0000	0.12		9,934,761	0.20	0.25	0.12
—	(c)	(0.0013)	1.0000	0.13		12,043,331	0.20	0.26	0.13

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ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

For more information about the SSGA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSGA Funds’ investments is available in the SSGA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSGA Funds, including information about the SSGA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSGA Funds’ SEC File No. 811-05430

SSGAIMMSTATPRO

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 18, 2014

SSGA EMERGING MARKETS FUND

SELECT CLASS SHARES

(TICKER SYMBOL: SEMSX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Select Class Shares of the SSGA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the SSGA Funds or the fund’s distributor to offer the fund’s Select Class Shares.

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

INVESTMENT OBJECTIVE

SSGA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.03%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.08%
Less Fee Waivers and/or Expense Reimbursements	(0.05)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.03%[2]

[1]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees. The Distribution and Shareholder Service (12b-1) fees are 0.025% of average daily net assets on an annual basis.

[2]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of the Fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$105	$339	$591	$1,313

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund’s Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the Fund’s benchmark.

The Fund’s Adviser employs a proprietary quantitative model to assist in country and stock selection, which the Adviser believes are the keys to achieving the Fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the Fund’s investment universe. In addition, the model assists the Adviser in controlling the Fund’s exposure to risks relative to the Fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments. The Adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered.

The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors. From time to time, the Adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The Fund may invest in equity securities, including common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common stocks, initial public offerings, equity swaps, equity futures, currency forwards, index swaps,

1

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

structured equity notes, equity linked notes, American Depository Receipts and participation certificates.

The Fund may use futures, forwards, swaps and certain other derivative instruments or investment techniques to seek to generate returns. These investments may create a form of financial leverage. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the Fund does not own.

The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s investment adviser, in order to manage its cash. The Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Fund may involve more risks, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

Non-U.S. Securities Risk. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; sanctions or embargoes; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

•

Emerging Markets Risk. Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•

Small and Mid-Cap Risk. Small and mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small or mid-sized companies could trail the returns on investments in stocks of larger companies.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

•	American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs held by the Fund

2

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•	Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Futures Risk. The risk of loss in trading futures contracts in some strategies is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a fund may invest. Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the investment adviser’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the Fund may leave the fund in a worse position than if such strategies were not used.

•

Forward Currency Contracts. The Fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the fund’s investment objective and strategies. A forward contract involves an obligation to purchase or sell a specific currency at a future time and at a specified price. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

•

Leverage Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. When the Fund engages in transactions that have a leveraging effect on the fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded.

•

Structured Notes Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

•

Swaps. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

•

Participation Certificates. Participation certificates are issued by banks or broker-dealers and are designed to offer a return linked to a security, index of securities or other asset. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate and are subject to counterparty risk.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year, and the table immediately below the chart shows the performance of the Fund’s Select Class Shares over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. Performance information for Select Class Shares before their inception (March 1, 2006) is derived from the historical performance of the Fund’s Class N shares, adjusted for differences in the operating expenses of the two classes. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will

3

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 31.35%	September 30, 2008: (29.88)%	September 30, 2014: 0.29%

Average Annual Total Returns

For the Periods Ending December 31, 2013

SSGA Emerging Markets Fund Select Class Shares(1)	1 Year*	5 Years*	10 Years*
Return Before Taxes	(4.80)%	13.19%	10.14%
Return After Taxes on Distributions	(6.76)%	12.72%	9.28%
Return After Taxes on Distributions and Sale of Fund Shares	(0.39)%	11.14%	8.87%
MSCI® Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	(2.27)%	15.15%	11.52%
MSCI® Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	(2.60)%	14.79%	11.17%

(1)

The Select Class began operating on March 1, 2006. Performance for the Fund’s Select Class before inception is derived from the historical performance of the Class N shares. The returns shown above do not reflect deduction of the lower distribution fees and shareholder services fees applicable to the Select Class. The returns of the Select Class would have been higher than the Class N shares due to the lower distribution and shareholder servicing fees.

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions may be higher than returns before taxes for certain periods due to the effect of foreign tax credits.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Chris Laine and Jean-Christophe De Beaulieu serve as portfolio managers of the Fund. They have managed the Fund since 2007 and 2012, respectively.

PURCHASE AND SALE OF FUND SHARES

Select Class Shares of the Fund are offered without a sales commission by State Street Global Markets, LLC, the Fund’s distributor. Select Class Shares may not be purchased by individuals directly from the Fund, but must be purchased through a third party financial intermediary, such as advisers, securities brokers, banks and financial institutions or other industry professionals or organizations, that have entered into a shareholder servicing agreement with the Fund’s distributor or with the Fund with respect to investment of its customer accounts in Select Class Shares. Information on intermediaries offering Select Class Shares is available by calling the distributor at (800) 647-7327.

Shareholder accounts held through brokers, banks and financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. Each intermediary, however, is expected to maintain in its omnibus account for its clients or in client accounts arranged through the intermediary, Select Class Shares with a net asset value of at least $15 million. If an intermediary does not maintain in its client omnibus account or in client accounts arranged through the intermediary, Select Class Shares with a value of at least $15 million, the Fund may close the account, in which case, the Fund

4

SSGA Funds

SSGA EMERGING MARKETS FUND	FUND SUMMARY	TICKER SYMBOL: SEMSX

would redeem the Select Class Shares held by or allocated to a shareholder through the intermediary.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

5

FUND OBJECTIVE,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSGA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

There is no guarantee that the Fund will achieve its objective.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund’s Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the Fund’s benchmark.

The Fund’s Adviser employs a proprietary quantitative model to assist in country and stock selection, which the Adviser believes are the keys to achieving the Fund’s objective. This model is intended to help determine the relative attractiveness of the countries and securities within the Fund’s investment universe. In addition, the model assists the Adviser in controlling the Fund’s exposure to risks relative to the Fund’s benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance.

The model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund’s investment universe in the order of their attractiveness as Fund investments. The Adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The Adviser periodically rebalances the Fund’s portfolio to reflect movements in the underlying factors. From time to time, the Adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The Fund may invest in equity securities, including common and preferred stocks, publicly traded in the U.S. or in foreign countries in developed or emerging markets, securities convertible into common securities, initial public offerings, equity swaps, equity futures, currency forwards, index swaps, structured equity notes, equity linked notes, American Depository Receipts, and participation certificates.

The Fund may use futures, forwards, swaps and certain other derivative instruments or investment techniques to seek to generate returns. These investments may create a form of financial leverage. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio holdings and its investment returns could depend upon the performance of equities and currencies that the Fund does not own.

For additional investment strategies pursued by the Fund, see “Investment Strategies Common to the SSGA Funds.”

Principal Risks

Investing in this Fund may involve more risk, and consequently, the Fund may have a more volatile share price, than a fund investing primarily in equity securities of large, established U.S. corporations.

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Non-U.S. Securities Risk. Investments in non-U.S. securities entail risks not typically present in domestic investments. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Non-U.S. brokerage commissions and other fees may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of cur

6

rency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, the possibility of greater market volatility, greater political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and governmental limitations on non-U.S. investment policy as compared to those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in non-U.S. markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

American Depositary Receipts (ADRs) and Global Depositary Receipts. ADRs and GDRs are certificates that represent ownership of a specific number of shares of a non-U.S. issuer and which trade on a U.S. exchange. ADRs held by the Fund have the same currency and economic risks as the underlying shares they represent. They also are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Counterparty Risk. The Fund’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

Forward Currency Contracts. The Fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions to generate returns consistent with the Fund’s investment objective and strategies. Forward foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

7

Futures Risk. The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest.

Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the investment adviser’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

Risks inherent in the use of futures contracts and forwards include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates or interest rates; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based and (vii) the possible inability of the Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives.

The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Furthermore, regulatory requirements to set aside liquid assets to meet obligations with respect to derivatives may result in the Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the Fund needing to sell holdings at a disadvantageous time. The Fund may also be unable to close out its positions when desired. Investments in derivatives can cause the Fund to be more volatile and can result in significant losses. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the sub-adviser may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest.

Leverage Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. If the Fund is permitted to participate in securities lending transactions, then those transactions entered into by SSGA FM on behalf of the Fund may also result in leverage. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger base of assets than the Fund would otherwise have.

Mid Cap Risk. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Small and Micro-Cap Companies Risk. Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. The securities of small companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may

8

experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Micro-cap companies may have been very recently organized and may have only limited sources of additional capital. Their securities may be extremely volatile and may experience very limited trading markets and liquidity. Micro-cap companies may be expected to experience higher levels of failure, insolvency, and bankruptcy than many larger companies.

Structured Notes Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Swaps Risk. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Highly customized swaps transactions in particular may increase liquidity risk. Although the Fund will not borrow money in order to increase its trading activities, highly leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate, or offset the pool’s obligations or the pool’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Participation Certificates. From time to time, the Fund may invest in participation certificates. Participation certificates represent an interest in a pool of assets that provides the holder of the interest the economic rights of the underlying assets but generally not the voting rights, if any. Participation certificates typically are used by the Fund to provide exposure to a non-U.S. market in an efficient manner and provide exposure to markets that may restrict foreign ownership. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

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INVESTMENT STRATEGIES COMMON TO THE SSGA FUNDS

Securities Lending. To earn additional income, the Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the Fund’s investment adviser. When the Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the Fund in a money market Fund managed by the Fund’s investment adviser or one of its affiliates, with the Fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the Fund’s investment adviser. Collateral in the form of securities typically is held by the Fund’s custodian, and the Fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the Fund to compensate it for its loss.

To the extent the Fund engages in securities lending, the Fund will be subject to certain risks, including the borrower’s failure to return the securities in a timely manner or at all. Should a borrower of securities fail financially, the Fund may lose money and/or experience delays in recovering the securities or exercising its rights in the collateral. Loans of portfolio securities are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. If the Fund accepts cash collateral in a securities lending transaction, the Fund also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price. Securities lending may also involve certain adverse tax consequences.

Cash Management. Some of the assets of the Fund generally are cash or cash equivalent instruments, including money market funds managed by the Fund’s investment adviser or one of its affiliates. Such cash and cash equivalent instruments are used by the Fund to satisfy anticipated redemptions of Fund shares, or they represent the proceeds from the sale of Fund assets. Except when the Fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the Fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Fund may not achieve its investment objective.

RISKS COMMON TO FUNDS INVESTING PRINCIPALLY IN EQUITY SECURITIES

The following are risks that are common to most equity funds, including the Fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who compose a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities particularly if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

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FUND MANAGEMENT

INVESTMENT ADVISER

SSGA Funds’ Investment Adviser. SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to the Fund and as such, directs the management of the Fund’s investment portfolio as well as its business affairs. As of October 31, 2014, SSGA FM had assets under management of over $370.76 billion. SSGA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSGA”), the investment management arm of State Street Corp.

SSGA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October  31, 2014, has over $2.4 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

For its services, the Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to 0.75% of its average daily net assets. For the year ended August 31, 2014, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, was 0.70%.

A discussion of the basis for the Board of Trustees of the SSGA Funds approval of the investment advisory agreement for the Fund is contained in the SSGA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2014.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSGA Investment Committee. The table below shows the investment experience of the portfolio managers for the Fund. The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSGA Fund’s, that they manage. Key professionals involved in the day-to-day portfolio management of the Funds include the following:

SSGA Emerging Markets Fund:

Chris Laine

Mr. Laine is a Senior Portfolio Manager of SSGA on the Active Emerging Markets team. He is also a member of the

Active EM investment committee, which is responsible for establishing all the portfolio positions for each of the active emerging market strategies. Currently, he has day to day responsibility for Emerging Europe, the Middle East, and Africa, and is the lead portfolio manager for the Emerging Market Select Strategy. Mr. Laine joined SSGA in 2007. Previously, he had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund.

Additionally, Mr. Laine spent seven years on the sell side at Morgan Stanley (New York) and Citigroup (London), working in both Global Emerging Market Research and Quantitative Analysis. He began his career analyzing Emerging Markets in 1994, working at the Institute of International Finance in Washington, DC.

Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.

Jean-Christophe de Beaulieu

Mr. de Beaulieu is a Managing Director of SSGA FM and Senior Portfolio Manager in Global Active Equity Group. He is responsible for research and portfolio management of different emerging markets investment vehicles. Currently based in Boston, Mr. de Beaulieu joined the company in the Paris office in March 2000 where he was in charge of the emerging markets strategies. Prior to joining SSGA, he was working at the CCF/HSBC and at Paribas as a risk manager assistant. Preceding that, he was working at the CEA (French Nuclear Agency) for intern research.

Mr. de Beaulieu graduated with a degree in Fundamental Mathematics from the University Paris VI. He also holds two post-masters degrees in Numerical Analysis (from University Paris VI) and Financial Techniques (from ESSEC business school). He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

The Administrator and Custodian. State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, is the administrator and custodian for the Fund.

The Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent.

The Distributor. State Street Global Markets, LLC serves as the Fund’s distributor (“SSGM” or the “Distributor”) pursuant to the Distribution Agreement between SSGM and the Trust.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each Select Class Share of the Fund is based on the net asset value (“NAV”) of the Fund and the method or

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methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading as of the close of the NYSE (ordinarily 4 p.m.). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. The value of individual instruments held by the Fund generally are valued at:

•	Market value (generally determined at the closing time of the market on which they are traded);

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

PURCHASE OF FUND SHARES

The SSGA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSGA Funds. If the SSGA Funds believe that they have uncovered unlawful activity, the SSGA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSGA Funds reserve the right to reject any purchase order.

The following is in addition to “Fund Summaries” and the section “Purchase and Sale of Fund Shares” relating to the specific SSGA Fund in which you intend to purchase shares.

Minimum Investments. The Fund requires minimum amounts of initial and additional investments. Please see the “Fund Summary” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment. The Fund reserves the right to increase or decrease the minimum amount required to open or maintain an account.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts will not be accepted.

In-Kind Purchase of SSGA Funds Shares. The SSGA Funds may, in their sole discretion, permit you to purchase SSGA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

EXCHANGES

Generally. a holder of the SSGA Emerging Markets Fund Select Class Shares does not have any right to exchange his or her shares with shares of any other class of shares of the SSGA Funds.

MARKET TIMING/EXCESSIVE TRADING

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSGA Funds. The SSGA Funds do not accommodate frequent purchases and redemptions of Fund shares by fund shareholders. Excessive Trading into and out of an SSGA Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSGA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSGA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the Funds and their shareholders from Excessive Trading:

•

The SSGA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSGA Funds;

•

The SSGA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSGA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and

•

With respect to SSGA Funds that invest in securities that trade on foreign markets, pursuant to the SSGA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSGA Fund, excluding the SSGA money market funds), and uses the following notification process:

•

If the SSGA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSGA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSGA Funds’ distributor will instruct SSGA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSGA Fund;

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•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSGA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSGA Funds may take any reasonable action that they deem necessary or appropriate in support of the Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in Fund shares may be deemed harmful to the SSGA Funds. While the SSGA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSGA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or its shareholders.

An SSGA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

REDEMPTION OF FUND SHARES

The following is in addition to “Fund Summaries,” and the section “Purchase and Sale of Fund Shares” relating to the specific SSGA Fund in which you intend to redeem shares.

Sales within 15 Days of Purchase. If you purchased SSGA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSGA Fund will generally postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSGA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day, but may take up to seven business days. Although the SSGA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSGA Funds registration record, provided that the address has not been changed within 30 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSGA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSGA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSGA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSGA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSGA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSGA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Automatic Withdrawal Plan. If your account balance is over $10,000, you may request regular periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals

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of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from withdrawals transmitted to bank will occur two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.

Minimum Account Size. The Fund reserves the right to redeem Select Class Shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before Select Class Shares are redeemed to close an account, the financial intermediary through which the account was opened will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

Suspension of Shareholder Redemptions. The SSGA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the Investment Company Act of 1940, as amended.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare dividends annually and pay dividends annually.

Excess dividends and capital gains, if any, generally are distributed in December.

When the Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

Delivery of Documents to Accounts Sharing an Address

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the Statement of Additional Information tax section for more complete disclosure.

The Fund has elected or intends to elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available to shareholders.

For federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned for one year or less generally will be taxable to you as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund.

Any gain resulting from the redemption of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held your shares in the Fund.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of the Fund.

The Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, the Fund may be enti-

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tled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that the Fund will make such election, even if it is eligible to do so. Even if the Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of the Fund’s investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund’s distributions, and may require the Fund to liquidate its investments at a time when it is not advantageous to do so.

If you are not a U.S. person, the Fund’s dividends other than capital gain dividends generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was permitted, but was not required, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally was exempt from the 30% U.S. withholding tax, provided that certain other requirements were met. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

FINANCIAL INTERMEDIARY ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund’s Select Class shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.025% of the SSGA Emerging Markets Fund’s net assets attributable to its Select Class shares. Because these fees are paid out of the assets of a Fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

The Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

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The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The SSGA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSGA Funds’ behalf. The financial intermediary is responsible for transmitting your purchase request and funds in good form and in a timely manner to the applicable State Street Fund(s). The SSGA Funds will not be responsible for delays by the financial intermediary in transmitting your purchase request, including timely transfer of payment, to a fund. Therefore, orders received for a SSGA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price.

If you are purchasing, selling, exchanging or holding SSGA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

16

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the
SSGA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

$ Net Asset Value, Beginning of Period		$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Emerging Markets Fund
Select Class
August 31, 2014	18.53	0.31	2.52	2.83	0.01	(0.52)	(1.61)
August 31, 2013	18.79	0.38	(0.23)	0.15	—	(0.41)	—
August 31, 2012	20.90	0.36	(2.13)	(1.77)	—	(0.34)	—
August 31, 2011	19.28	0.31	1.73	2.04	—	(0.42)	—
August 31, 2010	16.67	0.21	2.82	3.03	—	(0.42)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 15.62% for Class N (formerly Institutional Class), 15.94% for Select Class, 2.84% for Class A, 2.73% for Class C, 2.89% for Class I, and 2.89% for Class K of Emerging Markets Fund.
(f)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.66%.

17

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(2.13)	19.24	15.95	(e)	164,226	0.98	1.03	1.68	89
(0.41)	18.53	0.69	(f)	197,040	1.03	1.04	1.92	56
(0.34)	18.79	(8.42)		436,595	1.02	1.05	1.90	74
(0.42)	20.90	10.48		715,328	1.02	1.04	1.40	50
(0.42)	19.28	18.24		954,350	1.01	1.02	1.09	63

18

Contacting the SSGA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	800-647-7327	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

The funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, or purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.

19

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

For more information about the SSGA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSGA Funds’ investments is available in the SSGA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSGA Funds, including information about the SSGA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSGA Funds’ SEC File No. 811-05430

SSGAEMSELECTSTATPRO

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 18, 2014

SSGA MONEY MARKET FUND

CLASS N: SSMXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

INVESTMENT OBJECTIVE

SSGA Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.08%[1]
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.37%[2]

[1]

The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that payments will not exceed 0.08% of average daily net assets.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.32% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees. Extraordinary expenses that are not subject to the foregoing contractual expense limitation agreement include, but are not limited to, any reimbursement payments made by the Fund to the Adviser of fund fees and expenses that were previously waived or reimbursed by the Adviser in order to maintain a non-negative net yield for the Fund. The Adviser may also voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction incurred after August 1, 2012. As of August 31, 2014, the Adviser had waived fees and/or reimbursed expenses in the aggregate amount of $14,124,188 since August 1, 2012, all of which is potentially recoverable under the Voluntary Reduction. Any future reimbursement of previously waived fees by the Fund to the Adviser may cause the total fund annual operating expenses of the Fund to exceed the expense limitation under the contractual expense limitation agreement. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield. Total Annual Fund Operating Expenses shown above may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund after any Voluntary Reduction.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$38	$119	$208	$468

PRINCIPAL INVESTMENT STRATEGIES

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions by investing in high quality money market instruments. The Fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality of portfolio securities, liquidity of portfolio holdings, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The Fund attempts to meet its investment objective by investing in a broad range of money market instruments, including certificates of deposit, bank notes and other instruments issued by U.S. or foreign banks, commercial paper issued by U.S. or foreign companies, repurchase agreements, asset-backed securities, corporate obligations, and instruments issued or guaranteed by the U.S. government, its agencies and sponsored entities. These instruments may bear fixed, variable or floating rates of interest or may be zero

1

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

coupon securities. The Fund also may invest in shares of other money market funds, including funds advised by the Fund’s Adviser.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Risks of Investing Principally in Money Market Instruments:

•

Interest Rate Risk—The risk that interest rates will rise, causing the value of the Fund’s investments to fall. Also, the risk that as interest rates decline, the amount of income the Fund receives on its new investments generally will decline.

•

Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will be unable, or will be perceived to be unable, to make scheduled interest or principal payments, and that the value of the instrument will fall as a result.

•

Liquidity Risk—The risk that the Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the Fund for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Fund.

•

Prepayment Risk and Extension Risk—Applicable primarily to mortgage-related and asset-backed securities, the risks that loan obligations may be repaid faster or slower than expected, causing the Fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•

Stable Share Price Risk. If the market value of one or more of the Fund’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

•

Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

•

Low Short-Term Interest Rates. At the date of this Prospectus short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•

Money Market Fund Regulatory Risk. In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the Fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds.

•

Foreign Securities Risk. The Fund may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Foreign securities are subject to political, economic, and regulatory risks not present in domestic investments. Returns on investments in securities issued by foreign issuers could be more volatile than securities issued by U.S. issuers. Foreign investments may be affected by, among other things, changes in currency exchange rates; currency controls; different accounting, auditing, financial reporting, and legal standards and practices applicable in foreign countries; tax withholding; and higher transaction costs. Foreign banks, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

•

Banking Industry Risk. To the extent the Fund concentrates its investments in bank obligations, financial, economic, business, and other developments in the banking industry will have a greater effect on the Fund than if it had not concentrated its assets in the banking industry. Adverse changes in the banking industry may include, among other

2

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

things, banks experiencing substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.

•

Repurchase Agreement Risk. In a repurchase agreement, the Fund purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Fund’s counterparty is unable to honor its commitments, the Fund may be unable to recover its purchase price and may be prevented or delayed from realizing on the security to make up any losses.

•

U.S. Government Sponsored Enterprises Risk. Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Government, and to the extent the Fund owns such securities, it must look to the agency or instrumentality issuing or guaranteeing the securities for repayment.

•

Variable and Floating Rate Securities Risk. The Fund may purchase variable and floating rate securities, whose interest rates change based on changes in market interest rates. As a result, the interest paid on such securities will tend to fall as market interest rates fall generally, and the interest rates on such securities may not rise as rapidly as general market rates.

•

Market Risk. The values of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods. The bar chart and the table provide some indication of the risks of investing in the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
September 30, 2007: 1.26%	December 31, 2013: 0.00%	September 30, 2014: 0.00%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

	1 Year*	5 Years*	10 Years*
SSGA Money Market Fund	0.01%	0.06%	1.63%

*	The returns would have been lower without the contractual and voluntary management fee waiver and/or expense reimbursement.

To obtain the Fund’s current yield, please call (800) 997-7327.

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

3

SSGA Funds

SSGA MONEY MARKET FUND	FUND SUMMARY	TICKER SYMBOL: SSMXX

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

4

FUND OBJECTIVES,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSGA Money Market Fund (the “Fund”) seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the Fund’s Adviser typically conducts its own credit analyses of potential investments and portfolio holdings, benefitting from a dedicated short-term credit research team. In addition, the Fund follows regulatory requirements applicable to money market funds. Those requirements are intended to limit the risks of investing in a money market fund by requiring the Fund generally to invest in high quality securities with short-term remaining maturities, and be diversified as to issuers, guarantors and other liquidity providers. All securities held by the Fund are U.S. dollar-denominated, and they may be zero coupon securities or have fixed, variable or floating interest rates. The Fund’s weighted average maturity may not exceed 60 days, and is typically much shorter. The Fund also may invest in shares of other money market funds, including funds advised by the Fund’s Adviser.

The Fund attempts to meet its investment objective by investing in, among other instruments or securities:

•

Instruments of U.S. and foreign banks, including certificates of deposit, bank notes, banker’s acceptances and time deposits, such as, Eurodollar certificates of deposit, Eurodollar time deposits and “Yankee” Certificates of Deposit;

•	Commercial paper of U.S. and foreign companies;

•	Repurchase agreements collateralized with high quality securities and other assets;

•	Asset-backed securities;

•	Corporate obligations of U.S. and foreign companies; and

•

Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank.

Additional Information About Risks

•	Money Market Risk. An investment in the funds is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, there can be no assurance that they will do so, and it is possible to lose money by investing in the funds.

•

Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally result in increases in the values of existing debt instruments, and rising interest rates generally result in declines in the values of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset, and reset caps or floors, among other factors). When interest rates decline, the income received by a fund may decline, and such fund yield may also decline. Short-term interest rates have been at historically low levels for an extended period due in substantial part to governmental intervention. Any changes in governmental policy could cause interest rates to increase and could have a substantial and immediate effect on the values of a fund’s investments.

•

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower credit quality issuers have higher credit risks. An actual or perceived loss in creditworthiness of an issuer of a fixed-income security held by a fund may result in a decrease in the value of the security. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with a fund, may default on its payment or repurchase obligation, as the case may be.

•

Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a fund to dispose of such securities at advantageous prices may be greatly limited, and a fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by a fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume

5

for that security, which can make it difficult for the fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a fund may be substantially less than if the fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the fund to value its securities.

•

Stable Share Price Risk. If the market value of one or more of a fund’s investments changes substantially, the fund investing in such fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when a fund experiences significant redemption requests.

•

Low Short-Term Interest Rate Risk. At the date of this Prospectus, short-term interest rates are at historically low levels, and so each fund’s yield is very low. It is possible that a fund will generate an insufficient amount of income to pay its expenses, and that it and/or a fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that a fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•

Market Risk. The values of the securities in which a fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the funds and funds themselves are regulated. Such legislation or regulation could limit or preclude a fund’s or fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the funds to greater market and liquidity risk and potential difficulty in valuing fund instruments held by the funds.

•

Money Market Fund Regulatory Risk. In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds

•

Rapid Changes in Interest Rates. The values of most instruments held by the fund are adversely affected by changes in interest rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem funds shares, and possibly cause the fund to sell fund securities at a loss to satisfy those requests. Significant losses could impair the fund’s ability to maintain a stable share price of $1.00.

•

Repurchase Agreement Risk. In a repurchase agreement, a fund purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. A fund’s investment return on such transactions will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If a fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the fund may realize a loss.

•

Variable and Floating Rate Securities. In addition to traditional fixed-rate securities, a fund may invest in debt securities with variable or floating interest rates or dividend payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. Variable or floating rate securities allow a fund to participate in increases in interest rates through upward adjustments of the coupon rates on such securities. However, during periods of increasing interest rates, changes in the coupon rates may lag the change in market rates or may have limits on the maximum increase in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities readjust downward resulting in a lower yield.

•

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor

6

vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or an asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral, if any. Defaults on the underlying assets, if any, may impair the value of an asset-backed or a mortgage-related security. For some asset-backed securities in which a fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral, if any. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults. In a “forward roll” transaction, a fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: the risk of prepayment prior to maturity and the risk that the market value of the securities sold by the fund may decline below the price at which the fund is obligated to purchase the securities. Forward roll transactions may have the effect of creating investment leverage in the fund.

•	U.S. Government Sponsored Enterprises Risk. U.S. Government securities include a variety of securities

(including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•

Prepayment Risk and Extension Risk. Prepayment risk and extension risk apply primarily to mortgage-related and other asset-backed securities. Prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date. If the Fund has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates, which could extend the duration of obligations held by the Fund and make the values of such obligations more sensitive to changes in interest rates.

•

Banking Industry Risk. If the Fund concentrates its investments in bank obligations, adverse developments in the banking industry may have a greater effect on the fund than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the obligations of certain banking institutions, resulting in some cases in extreme price volatility and a lack of liquidity.

•

Foreign Securities Risk. The fund may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or

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exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Foreign banks, including those issuing instruments such as ECDs, ETDs and YCDs, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

•

Section 4(2) Commercial Paper and Rule 144A Securities Risk. The fund may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). This commercial paper is commonly called “Section 4(2) paper.” The fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”). Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers. Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of a Fund’s limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of Additional Information (“SAI”) addresses the fund’s limitation on illiquid securities.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

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FUND MANAGEMENT

INVESTMENT ADVISER

SSGA Funds’ Investment Adviser. SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to the Fund and as such, directs the management of the Fund’s investment portfolio as well as its business affairs. As of October 31, 2014, SSGA FM had assets under management of over $370.76 billion. SSGA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSGA”), the investment management arm of State Street Corp.

SSGA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2014, has over $2.4 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

In addition to the contractual expense limitation for the Fund which is described in the Fund Summary section, the Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to avoid negative yield which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with the Adviser relating to the Voluntary Reduction, the Fund has agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A fund will not be obligated to reimburse the Adviser: more than three years after the end of the fiscal year for the fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the fund on that day; to the extent that the amount of such reimbursement would cause the fund’s net yield to fall below the fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the Fund’s future yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield. Reimbursement payments by the fund to the Adviser in connection with the Voluntary Reduction are considered extraordinary.

A discussion of the basis for the Board of Trustees of the SSGA Funds approval of the investment advisory agreement for the Fund is contained in the SSGA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2014.

For its services as the Adviser, the Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2014, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, is shown below for the Fund.

SSGA Fund	Annual Management Fees (% of Average Daily Net Assets):
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements(1)

SSGA Money Market Fund	0.25%	0.07%

(1)

Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or cancelled by the Adviser at any time without notice.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each SSGA Fund share is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading at the time also described in the following table. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is accepted.

SSGA Fund	Valuation Method(s) Generally Used	Time Fund’s Share Price Determined (Eastern time)

SSGA Money Market Fund*	Amortized Cost	5 p.m.

*	The SSGA Money Market Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. The Fund also may establish special hours on those days to determine the Fund’s NAV.

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PURCHASE OF FUND SHARES

The SSGA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSGA Funds. If the SSGA Funds believe that they have uncovered unlawful activity, the SSGA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSGA Funds reserve the right to reject any purchase order.

Minimum Investments. The Fund requires minimum amounts of initial investments, but no minimum amount for subsequent investments. Please see the “Fund Summary” and the section “Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment, if any. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. “Related customer accounts” include accounts held by the same investment or retirement plan, financial institution, broker, dealer or other financial intermediary. The Fund reserves the right to increase or decrease the minimum amount required to open or maintain an account.

Purchase Dates and Times. Fund shares may be purchased on any business day at the NAV next determined after the receipt of the purchase order. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays. All purchases must be made in US dollars. All federal funds payments must be received by the Transfer Agent by the close of the Federal Reserve. In order to be effective on the date received, purchase orders in good form (described below) and payments for Fund shares by check must be received by the Transfer Agent prior to the close of the NYSE.

Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation (“NSCC”) remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Fund will post advance notice of these events at www.ssgafunds.com.

Order and Payment Procedures. There are several ways to invest in the SSGA Funds. The SSGA Funds require a purchase order in good form, which consists of a completed and signed application for each new account, unless the account is opened through a third party which has a signed agreement with the fund’s distributor or the SSGA Funds and does not require a completed application to be submitted to the SSGA Funds. For additional information, including the IRA package, additional applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSGA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.SSGAfunds.com.

Large Transactions. To assist SSGA FM in managing the Fund, shareholders are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible. Please notify the Fund’s transfer agent at least one day in advance of transactions in excess of $25 million. The Fund reserves the right to reject purchase orders in the absence of adequate notification of a purchase order in excess of the amounts stated above.

Form of Purchase Payments. All purchases made by check or wire must be in U.S. dollars. All purchases made by check shall be from a U.S. bank. Third-party checks for initial purchases and checks drawn on credit card accounts will not be accepted.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Please complete the appropriate section of the application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at (800) 647-7327 prior to 5 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Purchases Through Pension Plans. If you are purchasing Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

In-Kind Purchase of SSGA Fund Shares. The SSGA Funds may, in their sole discretion, permit you to purchase shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the Customer Service Department at (800) 647-7327 for more information, including additional restrictions.

EXCHANGES AND TRANSFERS

Generally. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their SSGA Fund shares exchanged for shares of any other SSGA Fund of the same class. In addition, Class N shares are exchangeable for other share classes of mutual funds advised by SSGA Funds Management, Inc. (the “State Street Funds”) and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. There is no charge for this service. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging your Fund shares

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for shares of another fund is a taxable event and may result in capital gain or loss. See Taxes below. To use this option, contact the Customer Service Department at (800) 647-7327.

Telephone Redemptions and Exchanges. You may set up your SSGA Fund account so that if you request over the telephone to redeem SSGA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSGA Funds to act on your telephonic instructions to exchange SSGA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSGA Fund to another SSGA Fund of the same share class.

Account Transfers. To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSGA Fund may request to open a new account in the same SSGA Fund (referred to as a “transfer”). To effect a transfer, the Fund’s transfer agent will require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSGA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Excessive Trading. The Fund may take any reasonable action that it deems necessary or appropriate to prevent excessive trading in Fund Shares without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or part, including, without limitation, by a person whose trading activity in Fund Shares may be deemed harmful to the fund. While the Fund attempts to discourage such excessive trading, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The Fund recognizes that it may not always be able to detect or prevent excessive trading or other activity that may disadvantage the Fund or its shareholders.

REDEMPTION OF FUND SHARES

The following is in addition to “Fund Summary” and the section “Purchase and Sale of Fund Shares.”

Redemption Proceeds by Wire. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a U.S. bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSGA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the same business day, but may take up to seven business days. Although the SSGA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

Check Writing Service. If you have completed the signature card, you may redeem shares of your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is an initial charge of $5 when you order checks. You may write an unlimited number of checks provided that you maintain an account minimum balance of $1,000 in the Fund.

Redemption Proceeds by Check. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the SSGA Funds registration record, provided that the address has not been changed within 30 days of the redemption request. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Telephone and Other Electronic Redemptions. Shareholders may normally redeem SSGA Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 5 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSGA Funds and their transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSGA Funds, nor their distributor or transfer agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. Please note that if the address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee. During periods of significant or unusual economic or market activity, shareholders giving instructions by phone may encounter delays.

Redemption and Exchange Requests in Writing. In certain circumstances, an SSGA Fund shareholder will need to request to sell or exchange shares in writing. Use the addresses for purchases by mail listed under “Purchase of Fund Shares.” In order for a redemption or exchange request to be received by the Transfer Agent in good form, the shareholder may need to include additional items with the request, including a medallion guarantee if NAV of the shares being redeemed is more than $50,000. (Please check with the institution prior to signing to ensure that they are an acceptable medallion guarantor. A notary public cannot provide a medallion guarantee.) Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

In-Kind Redemptions. The SSGA Funds may pay any portion of the redemption amount in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the SSGA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of

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these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Minimum Account Size. The minimum account size is $500 ($1,000 if you have the Check Writing Service on your account). The Fund or the Fund’s distributor reserves the right, each in its discretion, to close any account where the balance in any account has fallen below the minimum account size. In such cases, the transfer agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the balance of an account to the required minimum. Failure to bring the account’s balance to the required minimum within the prescribed period may result in the Fund closing the account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund’s records.

Suspension of Shareholder Redemptions. The SSGA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the Investment Company Act of 1940, as amended.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends as noted in the following table:

SSGA Fund	Dividends Declared	Dividends Paid

SSGA Money Market Fund	Daily	Last business day of each month or at the time a full redemption is requested.

Excess dividends and capital gains, if any, generally are distributed in December.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.

Dividend Accrual Policy Upon Purchase. Purchase orders in good form accepted by the Fund’s transfer agent and federal fund wire payments received by 5 p.m. Eastern time will earn the dividend accrual on the date of purchase. All other purchases (including by check or ACH) will earn dividend accrual on the business day after the payment has been received.

Dividend Accrual Policy Upon Redemption. If redemption proceeds are sent the same day by wire, dividend accrual will not be earned on shares for that day. Dividend accrual will be paid on shares on the date of redemption if the proceeds are sent by any other form than wire (including check or ACH).

Delivery of Documents to Accounts Sharing an Address

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Funds. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the Statement of Additional Information tax section for more complete disclosure.

The Fund has elected or intends to elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund’s failure to qualify as a regulated investment company would result in corporate level taxation and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable fund owned the investments that generated them, rather than how long you have owned your Fund Shares. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a fund owned for more than one year that are properly reported by the fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a

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fund owned for one year or less generally will be taxable to you as ordinary income. Distributions of investment income reported by a fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the fund.

Any gain resulting from the redemption of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held your shares in the fund. Upon the effectiveness of the floating NAV amendments in October 2016, discussed above, shareholders of a fund that is subject to the floating NAV amendments may recognize taxable gain or loss upon the sale, exchange or redemption of their Fund Shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a fund.

The Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. There can be no assurance that a fund will make such election, even if it is eligible to do so. Even if the Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of the Fund’s investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund’s distributions, and may require the fund to liquidate its investments at a time when it is not advantageous to do so.

If you are not a U.S. person, each fund’s dividends other than capital gain dividends generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was permitted, but was not required, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally was exempt from the 30% U.S. withholding tax, provided that certain other requirements were met. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the  methods available for cost-basis reporting are included in the Statement of Additional Information.

FINANCIAL INTERMEDIARY ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund’s shares and for services provided to Fund shareholders (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class N shares. As indicated in the expense table for certain Funds, the Board of Trustees of SSGA Funds has limited the amount that may be paid under the Plan for certain funds. Because these fees are paid out of the assets of a Fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

In addition to payments under the Plan, the Fund may reimburse State Street Global Markets, LLC the Fund’s the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement and the manner in which it is calculated is reviewed by the Trustees periodically.

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

13

The Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Other Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund Shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The SSGA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSGA Funds’ behalf. The financial intermediary is responsible transmitting your purchase request and funds in good form and in a timely manner to the applicable SSGA Fund(s). The SSGA Funds will not be responsible for delays by the financial intermediary in transmitting your purchase request, including timely transfer of payment, to a fund. Therefore, orders received for an SSGA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price.

If you are purchasing, selling, exchanging or holding SSGA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

14

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSGA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Money Market Fund
August 31, 2014	1.0000	—	(c)	—	(c)	—	(c)	(0.0001)	—	(c)
August 31, 2013	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2012	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2011	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2010	1.0000	0.0002		—	(c)	0.0002		(0.0002)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Less than 0.005% of average net assets.

16

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return	$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)

(0.0001)	1.0000	0.01	3,433,080	0.19	0.37	—	(d)
(0.0001)	1.0000	0.01	5,500,769	0.25	0.38	0.01
(0.0001)	1.0000	0.01	5,556,226	0.29	0.39	0.01
(0.0001)	1.0000	0.01	6,635,185	0.31	0.38	0.01
(0.0002)	1.0000	0.02	7,019,663	0.32	0.39	0.02

17

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

For more information about the SSGA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSGA Funds’ investments is available in the SSGA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSGA Funds, including information about the SSGA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSGA Funds’ SEC File No. 811-05430

SSGAMMFSTATPRO

SSGA FUNDS

SUPPLEMENT DATED DECEMBER 18, 2014

TO

PROSPECTUS

DATED DECEMBER 18, 2014

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2014

SSGA IAM SHARES FUND

(TICKER SYMBOL: SIAMX)

The Prospectus and Statement of Additional Information for the SSGA IAM SHARES Fund (the “Fund”) is hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Prospectus and Statement of Additional Information:

The SSGA Funds’ Board of Trustees has approved a Plan of Liquidation and Termination of Sub-Trust (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or prior to January 23, 2015 (the “Liquidation Date”). During the period between the effective date of the Plan (January 16, 2015) and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding up its business and affairs and making a distribution of its assets to shareholders, and may not pursue or achieve its investment objective. SSGA Funds Management, Inc. will cap the total expenses of the Fund at 0.39% through the liquidation of the Fund.

In anticipation of the Fund’s liquidation, the Fund will cease the sale of its shares to new investors upon the close of business on January 16, 2015; however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund. Effective upon the close of business on January 16, 2015, the Fund will no longer accept orders from existing shareholders to purchase additional shares. Current shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of other SSGA Funds at any time prior to the Liquidation Date.

At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IAMSHARESPROSUPP1

SSGA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

DECEMBER 18, 2014

SSGA IAM SHARES FUND

CLASS N: SIAMX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds

SSGA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

INVESTMENT OBJECTIVE

SSGA IAM SHARES Fund (the “Fund”) seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expense information has been restated to reflect current fees.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.05%[1]
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.39%[2]

[1]

The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that payments will not exceed 0.05% of average daily net assets.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.39% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$40	$125	$219	$493

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the Fund’s turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

The Fund may invest up to 20% of its net assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The Fund’s investment strategy is driven by a quantitative investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio reflecting risk and return characteristics that are similar to those of the S&P 500 Index.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the Fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. The Fund seeks a high correlation with, but does not anticipate fully replicating, the returns of the S&P 500 Index. Therefore, as a result of the Fund investing in a sub-set of the S&P 500 Index, the Fund’s returns will likely vary from those of the S&P 500 Index.

The Fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities

1

SSGA Funds

SSGA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

convertible into common stocks of domestic companies and IPOs. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Fund’s Adviser, in order to manage its cash. The Fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as fluctuations in price of specific securities or in equity markets generally and the risk of substantial price volatility.

•

Liquidity Risk. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market, which can make it difficult for the Fund to dispose of the position at a favorable time or price or at prices approximating those at which the Fund currently values them.

•	Stock Market Risk. Stock values could decline generally or could under-perform other investments.

•

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•

Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the Fund’s ability to achieve its investment objective. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

•

Large-Capitalization Securities. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

•

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500 Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a Fund that follows a strict indexing strategy.

•

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Derivative instruments are also subject to the risk of mispricing or improper valuation. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return margin, or otherwise honor its obligations.

•

Unconstrained Sector Risk. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the Fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the Fund over the past 1-, 5- and 10-year periods, and compares the Fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the Fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The Fund’s past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Fund is available toll free by

2

SSGA Funds

SSGA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (2004-2013)	Lowest Quarterly Results (2004-2013)	Year-to- Date Ended
June 30, 2009: 16.46%	December 31, 2008: (22.24)%	September 30, 2014: 7.87%

Average Annual Total Returns

For the Periods Ending December 31, 2013:

SSGA IAM SHARES Fund	1 Year	5 Years	10 Years*
Return Before Taxes	32.59%	17.59%	7.04%
Return After Taxes on Distributions	32.03%	17.23%	6.73%
Return After Taxes on Distributions and Sale of Fund Shares	18.82%	14.30%	5.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.38%	17.94%	7.40%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund.

Karl Schneider and John Tucker serve as portfolio managers of the Fund. They have managed the Fund since 2006 and 2007, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem Fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary: If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that Intermediary directly. Your Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains

3

SSGA Funds

SSGA IAM SHARES FUND	FUND SUMMARY	TICKER SYMBOL: SIAMX

regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, in which case you generally will be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer, bank or other Intermediary, the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, bank or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

4

FUND OBJECTIVES,

STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSGA IAM SHARES Fund (the “Fund”) seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment.

There is no guarantee that the Fund will achieve its objective. The Fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies (“IAM Companies”) that:

•	Have entered into collective bargaining agreements with the IAMAW or affiliated labor unions, or

•	Are listed in the S&P 500® Index, and have not been identified by the IAMAW or affiliated labor unions as having non-union sentiment.

As of August 31, 2014, there were approximately 409 companies whose equity securities were publicly traded and met one or both of those requirements. IAM Companies tend to be diverse geographically and by industry sector. The Fund may invest up to 20% of its net assets in securities of non-IAM Companies that have not been deemed to have non-union sentiment by the IAMAW.

The Fund’s investment strategy is driven by a quantitative investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio reflecting risk and return characteristics that are similar to those of the S&P 500® Index.

IAM Companies are diverse both geographically and by industry. The portfolio management team will rebalance the Fund periodically in order to maintain its relative exposure to IAM Companies, as well as to account for any changes to the universe of IAM Companies. The Fund seeks a high correlation with, but does not anticipate fully replicating, the returns of the S&P 500® Index. Therefore, the Fund’s returns will likely vary from those of the S&P 500® Index. The Fund attempts to meet its investment objective by investing primarily in, among other things, domestic common stocks and related securities, which may include securities convertible into common stocks, and initial public offerings of securities (IPOs).

Additional Investment Strategies

The following are additional investment strategies pursued by the Fund:

Securities Lending. To earn additional income, the Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the Fund’s investment adviser. When the Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the Fund in a money market Fund managed by the Fund’s investment adviser or one of its affiliates, with the Fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the Fund’s investment adviser. Collateral in the form of securities typically is held by the Fund’s custodian, and the Fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the Fund to compensate it for its loss.

To the extent the Fund engages in securities lending, the Fund will be subject to certain risks, including the borrower’s failure to return the securities in a timely manner or at all. Should a borrower of securities fail financially, the Fund may lose money and/or experience delays in recovering the securities or exercising its rights in the collateral. Loans of portfolio securities are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. If the Fund accepts cash collateral in a securities lending transaction, the Fund also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price. Securities lending may also involve certain adverse tax consequences.

Cash Management. Some of the assets of the Fund generally are cash or cash equivalent instruments, including money market funds managed by the Fund’s investment adviser or one of its affiliates. Such cash and cash equivalent instruments are used by the Fund to satisfy anticipated redemptions of Fund shares, or they represent the proceeds from the sale of Fund assets. Except when the Fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the Fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Fund may not achieve its investment objective.

5

Principal Risks

Generally. The Fund invests principally in equity securities. As a result, the principal risks of investing in the Fund are those risks that are common to most equity funds and are described in “Risks Common to the SSGA Fixed Income Fund and SSGA Equity Funds—Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the Fund is subject to the following risks:

Use of a Quantitative Strategy. A quantitative investment strategy, such as the strategy used by the Fund, generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and the Fund’s performance may diminish, which may impair the Fund’s ability to achieve its investment objective. To control this risk, the Fund’s investment adviser monitors and periodically back-tests its quantitative strategy, including the underlying factors and the relative weights given to such factors. Any model used by the Fund might not perform as expected. A model, or data used by a model, might contain errors that are never detected or are detected only after the Fund has sustained a loss (or reduced performance) related to such errors.

Large-Capitalization Securities. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

More Volatility than the Fund’s Benchmark. While presenting the opportunity for excess returns relative to the S&P 500® Index, the Fund’s strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different effect or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; and legal risks arising from the documentation relating to the derivative transaction. The rules and regulations related to the central clearing of certain derivative transactions are new and evolving so the potential impact on the portfolio and the financial system is not yet known.

Unconstrained Sector Risk. The Fund may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the adversely. The Fund may establish or terminate a focus in an industry or sector at any time in SSGA FM’s discretion and without notice to investors.

Additional Information About Risks

Market Risk. The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. There can be no assurance that appreciation in value will occur, and the Fund may sustain substantial losses. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers, and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. In the case of debt securities, the magnitude of these price fluctuations will be greater when the maturity of the outstanding securities is longer. Since investments in securities may involve currencies other than the base currency of the Fund, the value of the Fund’s assets may also be affected by changes in currency rates and exchange control regulations, including currency blockage. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

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Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. Also, the Fund may not be able to dispose of illiquid securities or execute or close out certain less liquid derivatives positions readily at a favorable time or price or at prices approximating those at which the Fund currently values them. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

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FUND MANAGEMENT

INVESTMENT ADVISER

SSGA Funds’ Investment Adviser. SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment adviser to the Fund and as such, directs the management of the Fund’s investment portfolio as well as its business affairs. As of October 31, 2014, SSGA FM had assets under management of over $370.76 billion. SSGA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, composes State Street Global Advisors (“SSGA”), the investment management arm of State Street Corp.

SSGA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2014, has over $2.4 trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for the Fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

A discussion of the basis for the Board of Trustees of the SSGA Funds approval of the investment advisory agreement for the Fund in this prospectus is contained in the SSGA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2014.

For its services, the Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2014, the effective management fee paid, reflecting certain fee waivers and/or expense reimbursements, is shown below for the Fund.

Fund	Annual Management Fees (% of Average Daily Net Assets)
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements(1)

SSGA IAM SHARES Fund	0.25%	0.25%

(1)

Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or terminated by the Adviser at any time without notice.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for the Fund. The Statement of Additional

Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund. Key professionals involved in the day-to-day portfolio management of the Fund include the following:

John A. Tucker, CFA

Mr. Tucker is a Senior Managing Director of SSGA and SSGA FM, and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Management Group.

Previously, Mr. Tucker was head of the Structured Products group in SSGA’s London office, where he was responsible for the management of all index strategies in SSGA’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSGA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988.

Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Karl Schneider, CAIA

Mr. Schneider is a Vice President of SSGA and SSGA FM, and Head of U.S. Equity Strategies for the Global Equity Beta Solutions (“GEBS”) team, where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Karl is also a member of the SSGA Derivatives Committee.

Prior to joining the GEBS team, Karl worked as a portfolio manager in SSGA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined SSGA in 1996 and has served as a Portfolio Manager of the Portfolio since 2002.

Mr. Schneider holds a BS in Finance and Investments from Babson College and also an MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

The Administrator and Custodian. State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, is the administrator and custodian for the Fund.

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The Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent.

The Distributor. State Street Global Markets, LLC serves as the Fund’s distributor (“SSGM” or the “Distributor”) pursuant to the Distribution Agreement between SSGM and the Trust.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of the Fund share is based on the net asset value (“NAV”) of the Fund and the method or methods used to value Fund assets as described in the following table. Share prices are determined each day that the New York Stock Exchange (“NYSE”) is open for regular trading at the times also described in the following table. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is accepted.

SSGA Fund	Valuation Method(s) Generally Used	Time Fund’s Share Price Determined (Eastern time)

SSGA IAM SHARES Fund

Market value (generally determined at the closing time of the market on which they are traded)

Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable)

Amortized cost (for debt securities maturing within 60 days)

Close of the NYSE (ordinarily 4 p.m.)

The Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times.

PURCHASE OF FUND SHARES

The Fund and its service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSGA Funds. If the SSGA Funds believe that they have uncovered unlawful activity, the SSGA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSGA Funds reserve the right to reject any purchase order.

INVESTING IN FUND SHARES

This section of the prospectus explains the basics of doing business with the SSGA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSGA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSGA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSGA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, all applicable documents have been received in such accurate and complete form(including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

The SSGA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a Fund account, or to add to an existing Fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in the Fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

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How to Initiate a Purchase Request

Investing in the Fund Through a Financial Intermediary

If you currently do not have an account with SSGA FM, you may establish a new account and purchase shares of the SSGA Funds through a financial intermediary, such as a bank, broker, or investment adviser. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSGA Funds, such as Automatic Investment and Withdrawals Plans and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSGA Funds. See Contacting the SSGA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSGA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSGA Funds to request a purchase of shares. See Contacting the SSGA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSGA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSGA Funds to make an exchange. For the SSGA Funds’ addresses, see Contacting the SSGA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase:

By Wire. Please call the SSGA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSGA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your Fund account. Make your check payable to “SSGA Funds” and include the appropriate Fund name and account number (e.g, “SSGA Emerging Markets Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of the Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSGA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSGA Fund Shares. The SSGA Funds, in their sole discretion, may permit you to purchase SSGA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSGA Funds for more information, including additional restrictions. See Contacting the SSGA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSGA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSGA Fund’s NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.

For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the SSGA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSGA Funds.

The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Policy Upon Purchase below

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSGA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSGA Funds will not accept any third-party check used for an initial purchase of Fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSGA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSGA Funds reserve the right to stop selling Fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSGA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSGA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

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REDEMPTION OF FUND SHARES

By Telephone. You may call the SSGA Funds to request a redemption of shares. See Contacting the SSGA Funds.

By Mail. You may send a written request to the SSGA Funds to redeem from a Fund account or to make an exchange. See Contacting the SSGA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSGA Funds receive your request in good order and the manner in which you are redeeming.

Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the SSGA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of the Fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSGA Fund, you may instruct the SSGA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSGA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSGA Fund redemption invested directly into shares of another SSGA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSGA Funds redemption paid by check and sent to the address shown on the SSGA Funds registration record, provided that the address has not changed within 30 days of the redemption request. The SSGA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the Fund generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size for a shareholder of the Fund offered in this Prospectus is $500. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund’s records.

In-Kind Redemptions. The Fund may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The Fund reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the Investment Company Act of 1940, as amended.

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Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSGA Fund to simultaneously purchase shares of a different SSGA Fund. Exchanges may be made within the same class and Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging your Fund shares for shares of another Fund is a taxable event and may result in capital gain or loss. See Taxes below.

If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSGA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the Fund. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of the Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSGA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the Fund reserves the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the Fund and its shareholders from Excessive Trading:

•

The SSGA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSGA Funds;

•	The SSGA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSGA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and

•

With respect to SSGA Funds that invest in securities that trade on foreign markets, pursuant to the SSGA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSGA Fund, excluding the SSGA money market funds), and uses the following notification process:

•

If the SSGA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSGA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSGA Funds’ distributor will instruct SSGA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSGA Fund (the “Stop Purchase instruction”);

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSGA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Purchase instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSGA Funds may take any reasonable action that they deem necessary or appropriate in support of the Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in Fund shares may be deemed harmful to the SSGA Funds. While the SSGA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSGA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.

An SSGA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

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Service Options

Dividend and Capital Gain Distribution Option. You may set up your SSGA Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different SSGA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. Please refer to Dividend and Distribution below for additional information.

Automatic Withdrawal Plan- If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s).Ask your financial adviser or Financial Intermediary for details.

Telephone Redemptions and Exchanges. You may set up your SSGA Fund account so that if you request over the telephone to redeem SSGA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSGA Funds to act on your telephonic instructions to exchange SSGA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSGA Fund to another SSGA Fund of the same share class.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the SSGA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSGA Fund may request to open a new account in the same SSGA Fund (referred to as a “transfer”). To effect a transfer, the SSGA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSGA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSGA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSGA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSGA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSGA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSGA Funds of the death of the shareholder until the SSGA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSGA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the SSGA Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends as noted in the following table:

SSGA Fund	Dividends Declared	Dividends Paid
SSGA IAM SHARES Fund	Quarterly	Quarterly

Excess dividends and capital gains, if any, generally are distributed in December.

When the Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

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•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.

Dividend Policy Upon Purchase.

Purchases made by check, Federal Wire or exchange from an existing SSGA Fund will earn dividends if they are invested in the Fund prior to the record date of the dividend or capital gain.

Delivery of Documents to Accounts Sharing an Address

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.

TAXES

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the Statement of Additional Information tax section for more complete disclosure.

The Fund has elected or intends to elect to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned for one year or less generally will be taxable to you as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund.

Any gain resulting from the redemption of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held your shares in the Fund.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of the Fund.

The Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets, may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that the Fund will make such election, even if it is eligible to do so. Even if the Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of the Fund’s investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund’s distributions, and, in turn, its distributions, and may require the Fund or the Portfolio to liquidate its investments at a time when it is not advantageous to do so.

If you are not a U.S. person, the Fund’s dividends other than capital gain dividends generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, a regulated investment company was permitted, but was not required, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally was exempt from the 30% U.S. withholding tax, provided that certain other

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requirements were met. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

FINANCIAL INTERMEDIARY ARRANGEMENTS

Distribution Arrangements and Rule 12b-1 Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund’s shares and for services provided to shareholders in that class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of the Fund’s net assets attributable to its Class N shares. As indicated in the expense table, the Board of Trustees of SSGA Funds has limited the amount that may be paid under the Plan for the Fund. Because these fees are paid out of the assets of the Fund attributable to its shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

In addition to payments under the Plan, the Fund may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.” The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Fund are unavailable for purchase.

Other Payments to Financial Intermediaries. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor or its affiliates to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by the Distributor or its affiliates to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over

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others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Third-Party Transactions. The SSGA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSGA Funds’ behalf. The financial intermediary is responsible transmitting your purchase request and funds in good form and in a timely manner to the applicable State Street Fund(s). The SSGA Funds will not be responsible for delays by the financial intermediary in transmitting your purchase request, including timely transfer of payment, to a Fund. Therefore, orders received for an SSGA Fund by a financial intermediary that has been authorized to accept orders on the Fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the Fund’s share price is determined will be deemed accepted by the Fund the same day and will be executed at that day’s closing share price.

If you are purchasing, selling, exchanging or holding SSGA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

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FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the SSgA Funds’ financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
IAM Shares Fund
Class N
August 31, 2014	12.64	0.25	2.89	3.14		(0.24)
August 31, 2013	10.84	0.22	1.79	2.01		(0.21)
August 31, 2012	9.37	0.18	1.46	1.64		(0.17)
August 31, 2011	8.07	0.15	1.30	1.45		(0.15)
August 31, 2010	7.88	0.14	0.18	0.32		(0.13)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.

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$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.24)	15.54	25.13	251,450	0.39	0.39	1.75	2
(0.21)	12.64	18.80	199,980	0.45	0.45	1.84	—
(0.17)	10.84	17.73	168,189	0.50	0.51	1.74	3
(0.15)	9.37	17.99	152,343	0.48	0.48	1.54	—
(0.13)	8.07	4.01	128,928	0.53	0.53	1.62	2

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Contacting the SSGA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week

Phone:	800-647-7327	Monday – Friday 8 am – 5 pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSGA Funds 30 Dan Road Canton, Massachusetts 02021

The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, or purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.

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ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

For more information about the SSGA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSGA Funds’ investments is available in the SSGA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSGA Funds, including information about the SSGA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSGA Funds’ SEC File No. 811-05430

SSGAIAMPROS

SSGA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

	Class N (formerly, Institutional Class)	Class A	Class C	Class I	Class K	Select Class
SSGA Money Market Funds
SSGA MONEY MARKET FUND	SSMXX	N/A	N/A	N/A	N/A	N/A
SSGA U.S. GOVERNMENT MONEY MARKET FUND	SSGXX	N/A	N/A	N/A	N/A	N/A
SSGA U.S. TREASURY MONEY MARKET FUND	SVTXX	N/A	N/A	N/A	N/A	N/A
SSGA PRIME MONEY MARKET FUND	SVPXX	N/A	N/A	N/A	N/A	N/A
SSGA Fixed Income Fund
SSGA HIGH YIELD BOND FUND	SSHYX	SSHGX	SSHHX	SSHJX	SSHKX	N/A
SSGA Domestic Equity Funds
SSGA DYNAMIC SMALL CAP FUND	SVSCX	SSSDX	SSSHX	SSSJX	SSSKX	N/A
SSGA IAM SHARES FUND	SIAMX	N/A	N/A	N/A	N/A	N/A
SSGA ENHANCED SMALL CAP FUND	SESPX	SSESX	SSEUX	SSEVX	SSEWX	N/A
SSGA International Equity Funds
SSGA EMERGING MARKETS FUND	SSEMX	SSELX	SSENX	SSEOX	SSEQX	SEMSX
SSGA INTERNATIONAL STOCK SELECTION FUND	SSAIX	SSILX	SSIOX	SSIPX	SSIQX	N/A

SSGA CLARION REAL ESTATE FUND	SSREX	SSRVX	SSRWX	SSRYX	SSRZX	N/A
SSGA S&P 500 INDEX FUND	SVSPX	N/A	N/A	N/A	N/A	N/A

DECEMBER 18, 2014

This Statement of Additional Information (“SAI”) relates to the prospectuses dated December 18, 2014, as amended, or supplemented from time to time thereafter (each, a “Prospectus” and collectively, the “Prospectuses”) for each series of the SSGA Funds’ listed above (each, a “Fund” and collectively, the “Funds” or the “Trust”).

This SAI is not a prospectus and should be read in conjunction with each applicable Fund’s Prospectuses. This SAI describes the SSGA Funds generally and provides additional information about the Funds. A copy of each Prospectus or the most recent Annual Reports to Shareholders (“Annual Reports”), which contain the Funds’ financial statements incorporated herein by reference, can be obtained free of charge, upon request, by calling 1-800-647-7327. You may also obtain the Prospectuses or Annual Reports through the SSGA Funds’ website at www.ssgafunds.com. Capitalized terms used in this SAI and not otherwise defined have the meanings assigned to them in the Prospectus.

GENERAL

The SSGA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 and most recently amended April 14, 2014 (the “Master Trust Agreement”).

The SSGA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). SSGA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSGA Clarion Real Estate Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any single issuer to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

The SSGA S&P 500 Index Fund may invest substantially all of its investable assets in the State Street Equity 500 Index Portfolio (the “S&P 500 Portfolio” or the “Portfolio”), an investment company with substantially the same investment objectives, policies and restrictions as the Fund. In this structure, the Fund is a “feeder” fund that invests exclusively in the S&P 500 Portfolio, the corresponding “master” portfolio with identical investment objectives. The S&P 500 Portfolio may accept investments from multiple feeder funds, which bear the S&P 500 Portfolio’s expenses in proportion to their assets. The S&P 500 Portfolio is a series of the State Street Master Funds (the “Master Funds”).

SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) serves as the investment manager of each Fund.

Effective January 1, 2013, the SSGA Tuckerman Active REIT Fund became known as the SSGA Clarion Real Estate Fund. CBRE Clarion Securities, LLC (“CBRE Clarion”) serves as the Sub-adviser for the SSGA Clarion Real Estate Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

Each Fund’s Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.

In addition to the principal investment strategies and the principal risks of the Funds and Portfolios described in each Fund’s Prospectus, a Fund or Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Funds, you should assume that the practices of the S&P 500 Portfolio are the same in all material respects as those of the SSGA S&P 500 Index Fund.

ADDITIONAL INVESTMENTS AND RISKS

To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques (unless otherwise noted).

Industry Concentration for Certain Money Market Instruments. With respect to SSGA Money Market Fund, SSGA U.S. Government Money Market Fund, SSGA U.S. Treasury Money Market Fund, and SSGA Prime Money Market Fund (the “SSGA Money Market Funds”), for purposes of determining whether the issuer of a security held by a Fund is part of a particular industry, the Adviser has developed a list of potential industries to which an issuer may be assigned; the list has been developed by the Adviser based on its own analysis using, in part, information provided by a third-party analytical service. In the case of asset-backed securities (including mortgage-related securities), the Adviser determines industry classifications based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest.

Money Market Instruments. Each of the SSGA Money Market Funds seeks to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.” Each Fund will maintain a dollar-weighted average maturity of 60 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act. In July 2014, the U.S. Securities and Exchange

Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating NAV. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally and the operation or performance of the Fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds.

Illiquid Securities. Each Fund may invest in illiquid securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable; each of the SSGA Money Market Funds may not invest more than 5% of its net assets in illiquid securities. These securities include repurchase agreements that have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. These securities may also include time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days, unless the Adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees of the SSGA Funds (the “Board” or “Board of Trustees”). The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Special Situations. SSGA High Yield Bond Fund, SSGA Emerging Markets Fund, and SSGA International Stock Selection Fund may invest in special situations. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. These investments are generally illiquid and subject to the same risks and limitations associated with illiquid securities, as described above. Due to foreign ownership restrictions, such Funds may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade.

Interfund Lending. Each Fund, other than SSGA High Yield Bond Fund, may participate in interfund lending. In accordance with an exemptive order received by SSGA Funds from the SEC, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSGA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSGA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSGA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. Each Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies, including those advised by the Adviser. With respect to the SSGA S&P 500 Index Fund, these investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an exemptive order received by SSGA Funds from the SEC, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, a Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller.

U.S. Government Obligations. Each Fund may invest in U.S. Government obligations. The types of U.S. Government obligations in which each Fund may at times invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each such Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt and mortgage-related securities issued by the GSEs and acquired by any of the funds will be successful.

Treasury Inflation Protected Securities. The SSGA Money Market Funds and SSGA High Yield Bond Fund may also purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers.

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

TIPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

When-Issued Transactions or Delayed Delivery Transactions. Each Fund may invest in when-issued transactions or delayed delivery transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund generally will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations may result in more significant distributions of short-term capital gains to investors, which are taxed individuals as ordinary income.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Forward Commitments. Each Fund, other than SSGA S&P 500 Index Fund, may invest in forward commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, meet redemption requests, and, for each of the SSGA Money Market Funds, maintain a stable net asset value. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or other liquid assets (such as liquid high quality debt obligations) held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Reverse Repurchase Agreements. Each Fund, other than SSGA Clarion Real Estate Fund and SSGA S&P 500 Index Fund, may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions”. Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the securities. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each Fund may decline below the price at which it is obligated to repurchase the securities. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Stripped (Zero Coupon) Securities. The SSGA Money Market Funds and SSGA High Yield Bond Fund may invest in stripped securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Asset-Backed Securities. SSGA High Yield Bond Fund, SSGA Money Market Fund, SSGA U.S. Treasury Money Market Fund, SSGA Prime Money Market Fund and SSGA Clarion Real Estate Fund may invest in asset-backed securities (“ABS”). ABS represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

Mortgage-Related Securities. SSGA Money Market Fund, SSGA U.S. Government Money Market Fund, SSGA Prime Money Market and SSGA High Yield Bond Fund may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. A fund may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

Government Mortgage-Related Securities. SSGA Money Market Fund, SSGA U.S. Government Money Market Fund, SSGA Prime Money Market Fund and SSGA High Yield Bond Fund may invest in government mortgage-related securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Privately Issued Mortgage-Related Securities. SSGA Money Market Fund, SSGA U.S. Government Money Market Fund, SSGA Prime Money Market Fund, and SSGA High Yield Bond Fund may invest in privately issued mortgage-related securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Variable Amount Master Demand Notes. SSGA Money Market Fund, SSGA U.S. Government Money Market Fund, SSGA Prime Money Market Fund and SSGA IAM SHARES Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Variable and Floating Rate Securities. SSGA Money Market Fund and SSGA U.S. Government Money Market Fund may invest in variable and floating rate securities. SSGA U.S. Government Money Market Fund limits the purchase of variable rate securities to only those instruments guaranteed by the U.S. Government, or an agency or instrumentality thereof. Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA IAM SHARES Fund, SSGA Emerging Markets Fund, and SSGA International Stock Selection Fund may purchase ECDs, ETDs, and YCDs. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency. SSGA Emerging Markets Fund and SSGA International Stock Selection Fund may invest in foreign currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) as a hedge against possible variations in the exchange rate between various currencies. The SSGA Emerging Markets Fund may also deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) in order to seek to generate returns consistent with the Fund’s investment objective and strategies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. With the exception of SSGA Emerging Markets Fund, the Funds will not speculate in foreign security or currency options or futures or related options.

No Fund except SSGA Emerging Markets Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. With the exception of SSGA Emerging Markets Fund, no Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts or will enter into a forward contract with a term of more than 36 months.

A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Participation Certificates. SSGA Emerging Markets Fund and SSGA International Stock Selection Fund may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

Participation certificates may be traded over-the-counter or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. Consequently, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

IPOs. Each Fund, other than the SSGA Money Market Funds, SSGA High Yield Bond Fund, and SSGA S&P 500 Index Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of SSGA.

Forward Currency Transactions. SSGA High Yield Bond Fund, SSGA IAM SHARES Fund, SSGA Emerging Markets Fund and SSGA International Stock Selection Fund may participate in forward currency transactions. With the exception of SSGA Emerging Markets Fund, the Funds’ participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to a Fund’s specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund (other than SSGA Emerging Markets Fund) will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund (other than SSGA Emerging Markets Fund) may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must segregate on its records liquid assets equal to the purchase price of the contract, less any margin or deposit.

When a Fund takes a short position in a forward currency contract, it must segregate liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to a Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, a Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Foreign Securities. SSGA Money Market Fund, SSGA High Yield Bond Fund, SSGA IAM SHARES Fund, SSGA Emerging Markets Fund, and SSGA International Stock Selection Fund are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). SSGA IAM SHARES Fund will normally invest in foreign securities only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the funds contemporaneously enter into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Funds’ securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	The securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (ADRs). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges but are treated as “foreign securities” for purposes of the limitations on the Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Fund will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Temporary Defensive Positions. From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Adviser has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

From time to time, the U.S. Treasury Money Market Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to acquire the types of Treasury securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in non-Treasury, U.S. government securities and repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Fund’s holdings in temporary defensive positions may be inconsistent with the Fund’s principal investment strategy, and, as a result, the Fund may not achieve its investment objective.

Commercial Paper. SSGA Money Market Funds and SSGA IAM SHARES Fund may invest in commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Section 4(2) Commercial Paper. SSGA IAM SHARES Fund, SSGA International Stock Selection Fund, SSGA Clarion Real Estate Fund and SSGA S&P 500 Index Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

Convertible Securities. SSGA High Yield Bond Fund, SSGA IAM SHARES Fund, SSGA Emerging Markets Fund, and SSGA Clarion Real Estate Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Debt Securities. SSGA High Yield Bond Fund, SSGA Emerging Markets Fund, and SSGA International Stock Selection Fund may invest in debt securities. The Funds may also invest in debt securities with broad credit ratings that may or may not be investment grade. Except for the SSGA High Yield Bond Fund, debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings.”

Warrants. SSGA Dynamic Small Cap Fund, SSGA IAM SHARES Fund, SSGA Enhanced Small Cap Fund, SSGA Emerging Markets Fund, and SSGA International Stock Selection Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). SSGA Money Market Fund, SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA IAM SHARES Fund, SSGA Emerging Markets Fund, and SSGA International Stock Selection Fund may invest in ADRs and GDRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs and GDRs, in registered form, are designed for use in the U.S. securities markets. ADRs and GDRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs and GDRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs and GDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Equity Swaps. SSGA Dynamic Small Cap, SSGA IAM SHARES Fund, SSGA Emerging Markets Fund, SSGA International Stock Selection Fund, and SSGA Clarion Real Estate Fund may invest in equity swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Adviser deems creditworthy. The Adviser will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSGA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

To gain additional market exposure, SSGA Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Total Rate of Return Swaps. SSGA Dynamic Small Cap Fund, SSGA IAM SHARES Fund, SSGA Emerging Markets Fund, SSGA International Stock Selection Fund, and SSGA Clarion Real Estate Fund may invest in total rate of return swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSGA Funds’ repurchase agreement guidelines.

Preferred Stocks. SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA International Stock Selection Fund, and SSGA IAM SHARES Fund may invest in preferred stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

IPO Holding Risk. Each Fund, other than the SSGA Money Market Funds, SSGA High Yield Bond Fund, and SSGA S&P 500 Index Fund may participate in IPO holding. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. Each Fund, other than the SSGA Money Market Funds, SSGA High Yield Bond Fund, and SSGA S&P 500 Index Fund may participate in IPO trading. IPO trading is the practice of participating in an initial public offering (IPO) with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

SSGA IAM SHARES Fund, SSGA Enhanced Small Cap Fund, and SSGA Clarion Real Estate Fund do not generally participate in IPOs with the intent of immediately selling the acquired security in the secondary market.

Securities Lending. Each Fund, other than the SSGA Money Market Funds and the SSGA S&P 500 Index Fund, may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and the Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage the Fund.

Registration under the Commodity Exchange Act. Each Fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore is not subject to registration or regulation as a commodity pool operator under the CEA.

FUND SPECIFIC INVESTMENT STRATEGIES: A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to SSGA Emerging Markets Fund and SSGA International Stock Selection Fund only:

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the U.S. and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. To the extent a Fund invests in securities denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

Applicable to SSGA High Yield Bond Fund:

Industry Concentration for Certain Fixed Income Securities. For purposes of determining whether the issuer of a security held by the Fund is part of a particular industry, the Adviser uses industry classifications identified in the Barclays Capital Index system for securities other than ABS. To the extent the Fund invests in ABS, the Adviser determines an industry concentration based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest. Certain securities backed by U.S. residential mortgage-related securities (“RMRS”) are classified by the Adviser on the basis of the FICO (Fair Isaac & Co.) scores associated with the mortgage pool to which they relate. The following classifications are currently used: mortgage pools with FICO scores of 700 and above are classified as RMRS – Prime; mortgage pools with FICO scores between 625 and 699 are classified as RMRS – Midprime; mortgage pools with FICO scores of 624 and below are classified as RMRS- Subprime.

Mortgage-Related Security Rolls. The Fund may participate in “forward roll” transactions with respect to mortgage-related securities it holds. In a forward roll transaction, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments or the securities sold and the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements maturing not later than the expiration of the roll). Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity, and (2) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities.

A mortgage-backed security roll may have a leveraging effect on the Fund. Whether a mortgage-related security roll transaction produces a gain for the Fund depends upon the costs of the agreements. (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or substantially the same security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Mortgage-related security transactions, as leveraging techniques, may increase the Fund’s yield in the manner described above; however, such transactions also increase the Fund’s risk to capital and may result in a shareholder’s loss of principal.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Lower Rated Debt Securities. On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The Adviser may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings.”

High Risk, High Yield Bonds. The Fund will invest in high risk, high yield bonds. Securities rated below BBB by Standard & Poor’s Rating Service (“S&P”) or Baa by Moody Investors Service (“Moody’s”) involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see “Risk Factors – Lower Rated Debt Securities” in this Statement.

Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Credit Default Swaps and Total Return Swaps. The SSGA High Yield Bond Fund may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund; however, it is expected that the Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A Fund will enter into credit default swap or a total return swap only with counterparties that the Adviser determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). Additionally, a Fund that is a party to a credit default swap or total return swap is subject to the risk of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the swap agreement will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations under the swap agreement.

A Fund’s exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.

Interest Rate Swaps, Index Securities Referencing a Basket of Credit Default Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the SSGA High Yield Bond Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A Fund may enter into such transactions for hedging purposes or to seek to increase total return. The use of interest rate swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment.

Additionally, these derivative transactions are subject to risks similar to those discussed under Credit Default Swaps and Total Return Swaps above.

Applicable to SSGA Enhanced Small Cap Fund, SSGA Dynamic Small Cap Fund and SSGA International Stock Selection Fund:

Exchange Traded Funds. An exchange-traded fund, or ETF, is an investment company that trades like a stock throughout the day. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from traditional open-end companies and UITs in the following respects:

•	ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units;”

•	Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions; and

•	After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Applicable to SSGA Emerging Markets Fund:

Interest Rate Transactions. The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date, however, the Fund may enter into these transactions to seek to generate returns. The Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, equity or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ Custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will diminish compared to what it would have been if this investment technique was not used.

The Fund may enter into interest rate swaps to hedge its portfolio or to seek to generate investment returns. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Applicable to SSGA S&P 500 Index Fund:

SSGA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund.

In addition to the principal investment strategies and the principal risks of the Fund and S&P 500 Portfolio described in the Fund’s Prospectus, the Fund or the S&P 500 Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Fund, you should assume that the practices of the S&P 500 Portfolio are the same in all material respects.

Rule 144A Securities. The S&P 500 Portfolio may also invest in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”). Rule 144A securities will not be considered illiquid for purposes of the Fund’s and S&P 500 Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Rule 144A security.

Cash Reserves. The S&P 500 Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the S&P 500 Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the S&P 500 Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Futures Contracts and Options on Futures. The S&P 500 Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the S&P 500 Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the S&P 500 Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the S&P 500 Portfolio is unable to enter into a closing transaction, the amount of the S&P 500 Portfolio’s potential loss may be unlimited.

The S&P 500 Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on Securities and Securities Indices. The S&P 500 Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The S&P 500 Portfolio may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Applicable to SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA IAM SHARES Fund, SSGA Enhanced Small Cap Fund, SSGA Emerging Markets Fund, SSGA International Stock Selection, and SSGA Clarion Real Estate Fund:

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this section of the SAI may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. Some Funds may also use derivative instruments to seek to generate investment returns. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Some Funds will only engage in options and futures transactions for hedging purposes, and thus the Adviser believes that such strategies will not subject that Fund to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The Funds may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the reference asset. If the price of the options or futures moves more or less than the price of reference asset, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the reference asset. The successful use of options and futures also depends on the Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the reference asset if the volatility of the reference asset is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the reference asset is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Asset Coverage for Swaps, Futures and Options Positions. The Funds will not use leverage in its swaps, options and futures strategies. Such investments (except for those by SSGA Emerging Markets Fund) will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Description of Benchmark Indices. The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSGA S&P 500 Index Fund. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float adjusted capitalization. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.

Additional Information Concerning the S&P 500

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, and has been licensed for use by SSGA. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The SSGA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates (collectively “S&P Dow Jones Indices”), and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index. S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of shares of the SSGA S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P Dow Jones Indices’ only relationship to the SSGA S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P Dow Jones Indices, which is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices have no obligation to take the needs of the SSGA S&P 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the price and number of shares of the SSGA S&P 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of shares of the SSGA S&P 500 Index Fund.

S&P Dow Jones Indices does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein and S&P Dow Jones Indices shall have no liability for any errors, omissions or interruptions therein. S&P Dow Jones Indices makes no warranty, express or implied, as to results to be obtained by the SSGA S&P 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any incidental, special, punitive, indirect or consequential damages (including lost profits, trading losses, lost time or goodwill), even if notified of the possibility of such damages.

SSGA High Yield Bond Fund measures its performance against the Barclays U.S. High-Yield 2% Issuer Capped Bond Index. The Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. The U.S. High Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer exposures to a maximum 2% and redistributes the excess market value index-wide on a prorate basis. The index was incepted in 2004 with history from January 1, 1993.

SSGA Dynamic Small Cap Fund and SSGA Enhanced Small Cap Fund measure their performance against the Russell 2000® Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

SSGA IAM SHARES Fund measures its performance against the S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float-adjusted market capitalization. That is, each security is weighted by its float-adjusted market value (i.e., the number of shares that are available to the public—excluding those that are closely held by insiders, other index constituents, government entities, or those shares that have investment restrictions—multiplied by the stock’s current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

SSGA Emerging Markets Fund measures its performance against the MSCI® Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2014, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

SSGA International Stock Selection Fund measures its performance against the MSCI® EAFE® Index. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Investible Market Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Statement of Additional Information. Countries may be added to or deleted from the list.

SSGA Clarion Real Estate Fund measures its performance against the Dow Jones U.S. Select REIT® Index. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities.

INVESTMENT RESTRICTIONS

Applicable to the SSGA Money Market Fund, SSGA U.S. Government Money Market Fund, SSGA U.S. Treasury Money Market Fund, SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA IAM SHARES Fund, SSGA Enhanced Small Cap Fund, SSGA International Stock Selection Fund, SSGA S&P 500 Index Fund and SSGA Clarion Real Estate Fund:

The Trust has adopted the following restrictions applicable to the Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

1.	A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

2.	A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

3.	A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.

4.	A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.

5.	A Fund may underwrite securities to the extent consistent with applicable law from time to time.

For the SSGA Money Market Fund, SSGA U.S. Government Money Market Fund and SSGA U.S. Treasury Money Market Fund:

6.	A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act), tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing and bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the Adviser determines that the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Adviser determines that the Fund will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (to the extent that the Adviser determines that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks).

With respect to the SSGA Money Market Fund, SSGA U.S. Government Money Market Fund and SSGA U.S. Treasury Money Market Fund investment policies on concentration (#6 above), a Fund may concentrate in bankers’ acceptances, certificates of deposit and similar instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry.

For SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA IAM SHARES Fund, SSGA Enhanced Small Cap Fund and SSGA International Stock Selection Fund:

6.	A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.

For SSGA Clarion Real Estate Fund:

6.	The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except securities of companies directly or indirectly engaged in the real estate industry and except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.

For SSGA S&P 500 Index Fund:

6.	The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund’s underlying Index.

SSGA S&P 500 Index Fund invests substantially all of its assets in State Street Equity 500 Index Portfolio. The interest holders of State Street Equity 500 Index Portfolio approved the same fundamental investment restrictions as the SSGA S&P 500 Index Fund. In reviewing the description of the Fund’s investment restrictions above, you should assume that the investment restrictions of the State Street Equity 500 Index Portfolio are the same in all material respects as those of the Fund.

For each Fund, all percentage limitations (except the limitation to borrowings) on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions expressly identified as fundamental, or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund, SSGA International Stock Selection Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund and SSGA IAM SHARES Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund and SSGA IAM SHARES Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Funds may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Funds.

The following restrictions are designated as non-fundamental with respect to the SSGA International Stock Selection Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund and SSGA IAM SHARES Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

The following restrictions are designated as non-fundamental with respect to the SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA IAM SHARES Fund, and SSGA S&P 500 Index Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including its investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

2.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

3.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following restrictions are designated as non-fundamental with respect to the SSGA S&P 500 Index Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

2.	The Fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

The following restrictions are designated as non-fundamental with respect to the SSGA Clarion Real Estate Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

2.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

3.	The Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

4.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

Applicable to SSGA Prime Money Market Fund only:

The Fund is subject to fundamental investment restrictions as noted below. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. banks and U.S. branches of foreign banks are not considered a single industry for purposes of this restriction.

2.	The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	The Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	The Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer.

5.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

6.	The Fund will not invest more than 5% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

7.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

8.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

9.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

10.	The Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

11.	The Fund will not purchase or sell commodities or commodity futures contracts.

12.	The Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

13.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

15.	The Fund will not purchase the securities of any issuer if the SSGA Funds’ officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

16.	The Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

17.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

Applicable to SSGA Emerging Markets Fund only:

The Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. Except as specifically noted below:

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, their agencies and instrumentalities; and, also with respect to SSGA Emerging Markets Fund only, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to the Fund.)

2.	The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets. (Fundamental restriction with respect to the Fund.)

3.	The Fund will not pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to the Fund.)

4.	The Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to the Fund.)

5.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements” or “reverse repurchase agreements.” A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily. (Fundamental restriction with respect to the Fund.)

6.	The Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, no more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. (Fundamental restriction with respect to the Fund.)

7.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information. (Fundamental restriction with respect to the Fund.)

8.	The Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. (Fundamental restriction with respect to the Fund.)

9.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions. (Fundamental restriction with respect to the Fund.)

10.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund’s Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets. (Fundamental restriction with respect to the Fund.)

11.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental restriction with respect to the Fund.)

12.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Nonfundamental restriction with respect to the Fund.)

13.	The Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Nonfundamental restriction with respect to the Fund.)

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Fund currently do not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33-1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSGA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

DISCLOSURE OF PORTFOLIO HOLDINGS

Introduction

The policies set forth below to be followed by the State Street Bank and Trust Company (“State Street”) and SSGA Funds Management, Inc. (“SSGA FM” and, collectively with State Street, the “Service Providers”) for the disclosure of information about the portfolio holdings of the SSGA Funds, State Street Master Funds, and State Street Institutional Investment Trust (each, a “Trust”). These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the Investment Company Act of 1940, as amended (“1940 Act”) and the Investment Advisers Act of 1940, as amended. The Board of Trustees of the Trust must approve all material amendments to the policy.

General Policy

It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.

No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties. In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund.

Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.

Disclosure of the complete holdings of each series of the Trust (each, a “Fund”) is required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q (filed after the first and third fiscal quarters). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of such Fund’s fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund’s filings with the SEC or on their website. Each money market fund generally will post on its website (or, in the case of a master fund, on the corresponding feeder fund’s website) a full list of its portfolio holdings each Friday reflecting the portfolio holdings of the fund on the immediately preceding Wednesday. Each money market fund will also post a full list of its portfolio holdings on its website (or, in the case of a master fund, on the corresponding feeder fund’s website) no later than the fifth business day of each month reflecting its portfolio holdings as of the last business day of the previous month. Such monthly posting shall contain such information as required by Rule 2a-7(c)(12) under the 1940 Act and remain posted on the website for not less than six months.

Press Interviews Brokers and Other Discussions

Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing the Trust may indicate that he owns XYZ Company for the Trust only if the Trust’s ownership of such company has previously been publicly disclosed.

Trading Desk Reports

State Street Global Advisors’ trading desk may periodically distribute lists of investments held by its clients (including the Trust) for the general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.

Miscellaneous

Confidentiality Agreement. No non-public disclosure of the Trust’s portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust’s officers.

Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust’s custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.

Additional Restrictions. Notwithstanding anything herein to the contrary, the Trust’s Board of Trustees, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.

Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust’s officers. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees of the Trust no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this SAI, the Adviser’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Additionally, certain of the Funds may invest in foreign securities. As a result, such investments by a Fund may be subject to restrictions on repatriation of capital and/or dividends that may cause the Adviser to change the assumed time horizon with respect to the investments. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The portfolio turnover rate of a Fund may also be affected by participation in IPOs. To the extent a Fund is authorized to participate in IPOs, the practice of immediately selling the security in the aftermarket could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows the Fund’s portfolio turnover rate during the fiscal years ended August 31. The portfolio turnover rate with respect to SSGA S&P 500 Index Fund reflects the portfolio turnover rate of the S&P 500 Portfolio.

Fund	2014	2013	2012
SSGA High Yield Bond Fund	79%	112%	196%
SSGA Dynamic Small Cap Fund	189%	147%	160%
SSGA IAM SHARES Fund	2%	0%	3%
SSGA Enhanced Small Cap Fund	71%	57%	64%
SSGA Emerging Markets Fund	89%	56%	74%
SSGA International Stock Selection Fund	74%	54%	90%
SSGA Clarion Real Estate Fund	32%	58%	21%
SSGA S&P 500 Index Fund	2%	2%	19%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSGA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the SSGA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees may hold office for the life of the SSGA Funds subject to any retirement policy adopted by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the SSGA Funds (the “Independent Trustees”). The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSGA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Independent Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Independent Trustees shall be eligible to serve as a Chairman and (or Co-Chairman) of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Adviser or their affiliates, are responsible for the day-to-day management and administration of SSGA Funds’ operations. For the fiscal year ended August 31, 2014, the Board of Trustees held 5 meetings (including one meeting of solely the Independent Trustees).

The Trustees listed below are also Trustees of the State Street Institutional Investment Trust and the State Street Master Funds and are responsible for generally overseeing their respective series. The State Street Master Trust Trustees oversee the S&P 500 Portfolio, in which the SSGA S&P 500 Index Fund generally invests substantially all of its assets. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of each of the Trusts.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES
Michael F. Holland State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	55	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	55	Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	55	Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008-2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	55	Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	55	Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-Present).

Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	55	Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	55

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmonst Homeowners Association (2012-2013); President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 - 1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982.	55	Treasurer, Nantucket Educational Trust, (2002-2007).

INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 — 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	55

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	250

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:

Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 - June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992-2012) and Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014- present); Vice President, SSGA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell M/S CCB0900 1 Iron Street State Street Bank PO Box 5501 Boston, MA 02206-5501 YOB: 1964	Treasurer	Term: Indefinite Elected SSGA Funds: 1/13; Elected State Street Master Funds: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc.( June 2013- Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary and Chief Legal Officer	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 - present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009).

Kristin Schantz State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013- present); Vice President, Citi Fund Services Ohio, Inc. (2008-2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Summary of Trustees’ Qualifications

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 43 years of experience in the financial services industry including 19 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 15 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

William L. Boyan: Mr. Boyan is an experienced business executive with over 42 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 15 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Rina K. Spence: Ms. Spence is an experienced business executive with over 34 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 15 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 41 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related Committees of the State Street Institutional Investment Trust and the State Street Master Funds for 15 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts.

James E. Ross: Mr. Ross is an experienced business executive with over 25 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the State Street Institutional Investment Trust and the State Street Master Funds for six years and as President of the trusts for seven years and possesses significant experience regarding the trusts’ operations and history. Mr. Ross is also a senior executive officer of State Street Global Advisors.

William L. Marshall: Mr. Marshall is an experienced business executive with over 45 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related Committees of SSGA Funds for 26 years and possesses significant experience regarding the operations and history of the Trust.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 39 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSGA Funds for 26 years and possesses significant experience regarding the operations and history of the Trust.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 46 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSGA Funds for 26 years and possesses significant experience regarding the operations and history of the Trust.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 41 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related Committees of SSGA Funds for 23 years and possesses significant experience regarding the operations and history of the Trust.

Scott F. Powers: Mr. Powers is an experienced business executive with over 31 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies and charities. He was recently elected to the SSGA Funds’ Board of Trustees and possesses significant experience regarding the operations and history of the Trust. Mr. Powers is also the president and chief executive officer of the State Street Global Advisors.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended August 31, 2014, the Audit Committee held 5 meetings.

The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended August 31, 2014, the Governance Committee held 3 meetings.

The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended August 31, 2014, the Valuation Committee did not hold any meetings.

The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust’s Chief Compliance Officer; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended August 31, 2014, the QLCC held 4 meetings.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Co-Chairpersons of the Board of the Trust and as President of the Trust. Currently, Mr. Holland and Mr. Riley, both Independent Trustees, serve as Co-Chairpersons of the Board, Mr. Marshall and Mr. Williams serve as Co-Chairpersons of the Audit Committee, Mr. Shirk and Ms. Spence serve as Co-Chairpersons of the QLCC, Mr. Boyan and Mr. Taber serve as Co-Chairpersons of the Valuation Committee and Mr. Taber and Ms. Spence serve as Co-Chairpersons of the Governance Committee.

Mr. Powers and Mr. Ross, who are also employees of the Adviser, serve as Trustees of the Trust and Ellen Needham, who is also an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Mr. Powers, Mr. Ross and Ms. Needham provide the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland and Mr. Riley provide an independent perspective on the Trust’s overall operation and Mr. Marshall and Mr. Williams provide a specialized perspective on audit matters.

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trust with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust pays a fixed allocation of $15,000 per Fund. The Co-Chairmen receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2014, none of the Independent Trustees participated in the optional deferred compensation program. The SSGA Funds’ officers are compensated by the Adviser and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2014
	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST & FUND COMPLEX PAID TO TRUSTEES
NAME OF INDEPENDENT TRUSTEE
William L. Boyan, Trustee	$49,836	$0	$0	$142,125
Michael F. Holland, Trustee	$49,836	$0	$0	$175,125
William L. Marshall, Trustee*	$155,336	$0	$0	$247,625
Patrick J. Riley, Trustee*	$170,336	$0	$0	$295,625
Richard D. Shirk, Trustee*	$152,836	$0	$0	$245,125
Rina K. Spence, Trustee	$49,836	$0	$0	$142,125
Bruce D. Taber, Trustee*	$155,336	$0	$0	$247,625
Douglas T. Williams, Trustee	$49,836	$0	$0	$142,125
NAME OF INTERESTED TRUSTEE
Scott F. Powers, Trustee*	$0	$0	$0	$0
James E. Ross, Trustee	$0	$0	$0	$0

*	Elected in January 2014.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2013

For any Fund that is not listed below for a Trustee, such Trustee beneficially owned no equity securities of the Fund for the calendar year ended December 31, 2013.

Name of Independent Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Boyan	None	None	None
Michael F. Holland	None	None	None
William L. Marshall	SSGA Emerging Markets Fund	$10,001-50,000	Over $100,000
	SSGA Dynamic Small Cap Fund	Over $100,000
Patrick J. Riley	SSGA Money Market Fund	$1-10,000	Over $100,000
	SSGA Emerging Markets Fund	Over $100,000
	SSGA S&P 500 Index Fund	Over $100,000
	SSGA Dynamic Small Cap Fund	Over $100,000
	SSGA International Stock Selection Fund	$50,001-$100,000
	SSGA Clarion Real Estate Fund	$50,001-$100,000
Richard D. Shirk	SSGA Dynamic Small Cap Fund	$50,001-$100,000	Over $100,000
	SSGA Emerging Markets Fund	Over $100,000
Rina K. Spence	None	None	None
Bruce D. Taber	SSGA S&P 500 Fund	$50,001-$100,000	Over $100,000
	SSGA International Stock Selection Fund	$10,001-$50,000
	SSGA Dynamic Small Cap Fund	$10,001-$50,000
Douglas T. Williams	None	None	None

Name of Interested Trustee
Scott F. Powers	SSGA Dynamic Small Cap Fund	Over $100,000	Over $100,000
James E. Ross	None	None	None

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSGA Funds. These accounts include accounts maintained for securities lending clients and accounts that permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 28, 2014, State Street held of record less than 25% of the issued and outstanding shares of the SSGA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the SSGA Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of SSGA Funds, as a group, own less than 1% of SSGA Funds’ voting securities as of November 18, 2014.

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of November 28, 2014, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of any class of the Funds:

SSGA U.S. Treasury Money Market Fund– Class N shares

•	GFAS Control Acct, State Street Bank, P.O. Box 1992, Quincy, MA 02171—92.01%

SSGA Prime Money Market Fund– Class N shares

•	GFAS Control Acct, State Street Bank, P.O. Box 1992, Quincy, MA 02171—87.89%

SSGA High Yield Bond Fund

Class A shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905 —100.00%

Class C shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class K shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—47.04%

SSGA Dynamic Small Cap Fund

Class A shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class C shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class K shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class N shares

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—29.09%

SSGA IAM SHARES Fund – Class N shares

•	Dolphin & Co—SSB a Partner by Brian Burley VP As Trustee for IAM National Pension U/A DTD 5/1983, Attn: William Collins, 200 Newport Ave –Mailstop JQ7N, Quincy, MA 02171-2102—97.40%

SSGA Enhanced Small Cap Fund

Class A shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class C shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class I shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class K shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—97.60%

SSGA Emerging Markets Fund

Class A shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class C shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class K shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class N shares

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—26.84%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—43.82%

Select Class

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—50.64%

SSGA International Stock Selection Fund

Class A shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class C shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class K shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—27.36%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—47.18%

SSGA Clarion Real Estate Fund

Class A shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class C shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class I shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—73.97%

Class K shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class N Shares

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—41.30%

SSGA Clarion Global Real Estate Income Fund

Class A shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

Class I shares

•	SSGA Funds Management, Inc., Attn: Richard Iorio, State Street Financial Center, One Lincoln Street, 22nd Floor, Boston, MA 02111-2905—100.00%

As of November 28, 2014, to the knowledge of the Trust, the following shareholders owned of record 5% or more of the issued and outstanding shares of each class of each Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSGA Money Market Fund – Class N shares

•	National Financial Services Corporation, 200 Liberty Street, 1 World Financial Center, New York, NY 10281-1003— 5.89%

•	Swathmore College: 9804, P.O. Box 1992, Boston, MA 02130—5.38%

SSGA U.S. Government Money Market Fund– Class N shares

•	AHS—Core Operating, 111 North Orlando Ave, Winter Park, FL 32789-3675—13.68%

•	AHS—Core Operating, 111 North Orlando Ave, Winter Park, FL 32789-3675—5.09%

•	Stormcrew & Co., Attn MF Sweep Processing, 1200 Crown Colony Drive 3rd Floor, Quincy MA, 02169-0938—15.49%

•	Hare & Co. #2, Attn: Frank Notaro, 111 Sanders Creek Pkwy, East Syracuse NY 13057-1382.—5.18%

SSGA High Yield Bond Fund

Class I shares

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—8.59%

Class N shares

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—21.06%

SSGA Dynamic Small Cap Fund

Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—13.78%

•	Merrill Lynch Pierce Fenner & Smith Inc, for the sole benefit of its customers, 4800 Deer Lake Dr E, Jacksonville, FL 32246-6484—10.63%

•	Morgan Stanley Smith Barney, Harborside Financial Center Plaza, Floor 3, 230 Exchange Place, Jersey City, NJ 07311—14.41%

Class I shares

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—23.45%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—17.02%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—13.61%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—7.69%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—5.22%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—5.12%

SSGA Emerging Markets Fund

Class I shares

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—7.33%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—6.81%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—5.09%

Class N shares

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—9.47%

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—5.13%

Select Class

•	Wells Fargo Bank, NA FBO, Shankar - MFunds Agency, P.O. Box 1533, Minneapolis, MN 55480-1533—5.27%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—24.42%

SSGA International Stock Selection Fund

Class I shares

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—15.86%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—11.42%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—9.38%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—9.00%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—8.20%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—6.21%

Class N shares

•	Jim Moran and Associates Inc. Attn: Investment Acctg, 500 Jim Moran Blvd, Deerfield Bch, FL 33442-1723 –7.48%

SSGA Clarion Real Estate Fund

Class I shares

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—14.27%

•	First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103-2523—11.76%

Class N Shares

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—23.39%

•	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399-0001—8.65%

•	Voya Institutional Trust Company, Core Government Markets, Trustee: State Street Bank & Trust, 1 Heritage Drive, Quincy MA 02171—6.59%

SSGA S&P 500 Index Fund – Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—18.21%

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226 –15.91%

•	Voya Institutional Trust Company, 1 Orange Way # B3N, Windsor, CT 06095-4774—10.70%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—6.52%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

SSGA Funds Management, Inc. serves as the SSGA Funds’ investment adviser pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street make up State Street Global Advisers (“SSGA”), the investment management arm of State Street Corporation. State Street, the SSGA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Adviser. The address of the Adviser and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Independent Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Adviser or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Adviser directs the Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Adviser. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Under the Advisory Agreement, the Adviser performs certain oversight and supervisory functions with respect to CBRE Clarion as sub-adviser to SSGA Clarion Real Estate Fund, including: (i) conducts periodic analysis and review of the performance by CBRE Clarion of its obligations to SSGA Clarion Real Estate Fund and provide periodic reports to the Board regarding such performance; (ii) reviews any changes to CBRE Clarion’s ownership, management, or personnel responsible for performing its obligations to SSGA Clarion Real Estate Fund and make appropriate reports to the Board; (iii) performs periodic due diligence meetings with representatives of CBRE Clarion; and (iv) assists the Board and management of SSGA Funds, as applicable, concerning the initial approval, continued retention or replacement of CBRE Clarion as sub-adviser to SSGA Clarion Real Estate Fund.

The SSGA S&P 500 Index Fund currently invests all of its assets in the S&P 500 Portfolio, which has the same investment objectives and substantially the same investment policies as the Fund. As long as the SSGA S&P 500 Index Fund remains completely invested in the S&P 500 Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the fund. The SSGA S&P 500 Index Fund may withdraw its investment from the S&P 500 Portfolio at any time if the Board of Trustees determines that it is in the best interests of the SSGA S&P 500 Index Fund and its shareholders to do so. The Board has retained the Adviser as investment adviser to manage the SSGA S&P 500 Index Fund’s assets in the event that the SSGA S&P 500 Index Fund withdraws its investment from the S&P 500 Portfolio.

The Adviser is also the investment adviser to the S&P 500 Portfolio pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Adviser and Master Funds, on behalf of the S&P 500 Portfolio. The Adviser receives an investment advisory fee with respect to the S&P 500 Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the SSGA Funds, on behalf of the SSGA S&P 500 Index Fund, and the Adviser. The SSGA S&P 500 Index Fund, through its investment in the S&P 500 Portfolio, bears a proportionate part of the management fees paid by the S&P 500 Portfolio (based on the percentage of the S&P 500 Portfolio’s assets attributable to the Fund).

Advisory Expenses. The following table shows the expenses each Fund accrued to the Adviser during the fiscal years ended August 31:

Fund	2014	2013	2012
SSGA Money Market Fund	$10,504,355	$12,499,918	$13,520,410
SSGA U.S. Government Money Market Fund	$9,817,406	$9,125,982	$9,146,789
SSGA U.S. Treasury Money Market Fund	$12,133,614	$8,138,145	$6,640,625
SSGA Prime Money Market Fund	$9,188,152	$13,106,974	$16,047,149
SSGA High Yield Bond Fund	$300,634	$375,768	$294,769
SSGA Dynamic Small Cap Fund	$164,960	$105,180	$75,402
SSGA IAM SHARES Fund	$570,816	$464,356	$412,467
SSGA Enhanced Small Cap Fund	$145,376	$130,352	$118,423
SSGA Emerging Markets Fund	$6,952.265	$11,261,860	$14,957,871
SSGA International Stock Selection Fund	$2,952,493	$2,917,384	$4,313,530
SSGA Clarion Real Estate Fund	$288,536	$323,481	$378,356

The Adviser has contractually agreed to waive up to the full amount of SSGA Money Market Fund’s advisory fee and reimburse SSGA Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 0.40% of the average daily net assets on an annual basis until December 31, 2015. The waivers and reimbursements are considered from year to year on a calendar basis. The waivers amounted to $0 in fiscal years ended August 31, 2014, 2013, and 2012, respectively.

The Adviser may voluntarily reimburse expenses and/or waive fees in order to avoid a negative yield. Any such waiver and/or reimbursement would be voluntary and may be revised or discontinued by the Adviser at any time without notice. There is no guarantee that the Fund will be able to avoid a negative yield. The voluntary waivers amounted to the following for the fiscal years ended August 31:

Fund	2014	2013	2012
SSGA Money Market Fund	$7,368,968	$6,490,477	$5,401,439
SSGA U.S. Government Money Market Fund	$11,344,628	$9,294,397	$10,460,235
SSGA U.S. Treasury Money Market Fund	$8,075,743	$4,941,980	$5,446,773
SSGA Prime Money Market Fund	$181,137	$0	$29,529

The Adviser has contractually agreed to waive the advisory fee and/or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements, shown in the chart below, were in effect through December 31, 2015. The applicable amount of such waivers and reimbursements are also shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2014	2013	2012
SSGA U.S. Treasury Money Market Fund	Waiver of 0.05% of the 0.15% Advisory fee	$4,037,872	$2,712,388	$2,213,542
SSGA U.S. Treasury Money Market Fund	Reimbursement of all expenses in excess of 0.16%	$0	$0	$0
SSGA Prime Money Market Fund	Waiver of 0.05% of the 0.15% Advisory fee	$3,062,716	$4,368,985	$5,349,052
SSGA Prime Money Market Fund	Reimbursement of all expenses in excess of 0.15%	$4,321	$0	$0
SSGA High Yield Bond Fund	Reimbursement of all expenses in excess of 0.50%	$42,782	$52,474	$115,229
SSGA Dynamic Small Cap Fund	Reimbursement of all expenses in excess of 0.85%	$137,039	$144,425	$228,472
SSGA IAM SHARES Fund	Reimbursement of all expenses in excess of 0.60%	$0	$0	$0
SSGA Enhanced Small Cap Fund	Reimbursement of all expenses in excess of 0.50%	$170,993	$176,191	$218,199
SSGA Emerging Markets Fund*	Reimbursement of all expenses in excess of 1.00%	$407,189	$107,516	$609,936
SSGA International Stock Selection Fund	Waiver of up to the full amount of the Advisory fee to the extent that expenses exceed 0.75%	$748,250	$743,129	$1,207,342
SSGA Clarion Real Estate Fund	Reimbursement of all expenses in excess of 0.75%	$157,010	$214,652	$183,360
SSGA U.S. Government Money Market	Reimbursement of all expenses in excess of .32%	$1,551	$0	$0

*	Contractual limitation applies to the Fund’s Class N shares. The Adviser waived its management fee and/or reimbursed expenses to the Fund’s Select Class in amounts equal to the management fee waived and/or expenses reimbursed under contractual arrangements applicable to the Fund’s Class N shares. The aggregate amount waived/reimbursed is reflected in the table.

The SSGA Funds, except the SSGA Money Market Funds, are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSGA Prime Money Market Fund (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Adviser will waive its Advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

The Adviser has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following Funds, the waiver amounted to the amounts listed below for the fiscal years ended August 31:

Fund	2014	2013	2012
SSGA High Yield Bond Fund	$8,448	$9,447	$12,178
SSGA Dynamic Small Cap Fund	$791	$407	$106
SSGA IAM SHARES Fund	$4,014	$6,401	$4,861
SSGA Enhanced Small Cap Fund	$990	$344	$307
SSGA Emerging Markets Fund	$4,577	$13,996	$14,568
SSGA International Stock Selection Fund	$1,819	$5,881	$1,191
SSGA Clarion Real Estate Fund	$559	$389	$288

Until December 31, 2012, The Tuckerman Group, LLC, 4 International Drive, Suite 230, Rye Brook, New York 10573 (“Tuckerman”) served as sub-adviser for the SSGA Clarion Real Estate Fund (formerly SSGA Tuckerman Active REIT Fund) pursuant to an Investment Sub-Advisory Agreement between the Adviser and Tuckerman, dated September 1, 2001. The SSGA Clarion Real Estate Fund accrued the following expenses to Tuckerman during the following fiscal years ended August 31:

2012
$97,498

The SSGA Clarion Real Estate Fund accrued $33,290 in expenses to Tuckerman as the sub-adviser during the period between September 1, 2012 and December 31, 2012.

CBRE Clarion 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, serves as the investment sub-adviser for SSGA Clarion Real Estate Fund pursuant to an Investment Sub-Advisory Agreement between the Adviser and CBRE Clarion, dated April 15, 2013 (referred to as a Sub-Advisory Agreement).

The SSGA Clarion Real Estate Fund accrued $23,553 in expenses to CBRE Clarion as the sub-adviser during the fiscal period beginning January 1, 2013 and ended August 31, 2013. The SSGA Clarion Real Estate Fund accrued the following expenses to CBRE Clarion during the following fiscal years ended August 31:

2014
$54,081

Other Accounts Managed. All employees of SSGA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSGA. As an employee of SSGA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSGA FM’s side-by-side management of multiple accounts.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g., a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Adviser has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Adviser manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund, other than the SSGA Money Market Funds, and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2014

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles		Assets Under Management (in billions)		Other Types of Accounts		Assets Under Management (in billions)		Asset Total (in billions)
SSGA High Yield Bond Fund
Christopher Ingle	0	$0.00	2		$0.59		1		$0.33		$0.92
Charles Moon	0	$0.00	2		$0.59		1		$0.33		$0.92

SSGA Dynamic Small Cap Fund
Anna Lester	2	$0.42	30	*	$6.23	*	18	**	$4.12	**	$10.77
Marc Reinganum	2	$0.42	30	*	$6.23	*	18	**	$4.12	**	$10.77

*	Includes 11 accounts with performance based fees and assets of $4.55 billion.
**	Includes 4 accounts with performance based fees and assets of $1.69 billion

SSGA Enhanced Small Cap Fund*
John O’Connell	2	$0.41	30	*	$6.23	*	18	**	$4.12	**	$10.76
Simon Roe, CFA	2	$0.41	30	*	$6.23	*	18	**	$4.12	**	$10.76

*	Includes 11 accounts with performance based fees and assets of $4.55 billion.
**	Includes 4 accounts with performance based fees and assets of $1.69 billion

SSGA IAM SHARES Fund
Karl Schneider,	151	$188.08	371	$486.65	328	$258.52	$933.25
John A. Tucker	151	$188.08	371	$486.65	328	$258.52	$933.25

SSGA Emerging Markets Fund
Chris Laine	1	$0.05	12	*	$3.16	*	11	$1.01	**	$4.22
Jean-Christophe De Beaulieu	1	$0.05	12	*	$3.16	*	11	$1.01	**	$4.22

*	Includes 4 accounts with performance based fees and assets of $1.09 billion.
**	Includes 4 accounts with performance based fees and assets of $0.35 billion.

SSGA International Stock Selection Fund
Stuart Hall	2	$0.06	30	*	$6.23	*	18	**	$4.12	**	$10.41
Adel Daghmouri	2	$0.06	30	*	$6.23	*	18	**	$4.12	**	$10.41

*	Includes 11 accounts with performance based fees and assets of $4.55 billion.
**	Includes 4 accounts with performance based fees and assets of $1.69 billion.

SSGA Clarion Real Estate Fund
T. Ritson Ferguson	16	$14.13	32	*	$5.11	72	**	$6.08	$25.32
Joseph P. Smith	15	$14.08	28	*	$4.79	71	**	$5.60	$24.47

*	Includes 2 accounts with performance based fees.
**	Includes 8 accounts with performance based fees.

SSGA S&P 500 Index Fund
Karl Schneider	152	$188.34	371	$486.65	328	$258.52	$933.51
John Tucker	152	$188.34	371	$486.65	328	$258.52	$933.51

Ownership of Securities. As of August 31, 2014, except as noted below, the portfolio managers do not beneficially own any shares of any of the Funds.

Ownership of Securities as of August 31, 2014

Portfolio Manager		Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Anna Lester	SSGA Dynamic Small Cap Fund	$1-$10,000
Marc Reinganum	SSGA Dynamic Small Cap Fund	$10,000-50,000
Jean-Christophe De Beaulieu	SSGA Emerging Market Fund	$1-$10,000
Simon Roe	SSGA Enhanced Small Cap Fund	$10,000-50,000
Simon Roe	SSGA Dynamic Small Cap Fund	$10,000-50,000

Compensation. The compensation of Adviser’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street Corporation’s performance, SSGA performance, and individual performance. Each year State Street Corporation’s Global Human Resources department participates in compensation surveys in order to provide SSGA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street Corporation and SSGA business results, State Street Corporation allocates an incentive pool to SSGA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member. The incentive pool is allocated to the various functions within SSGA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary— Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation— Senior management, including the portfolio managers primarily responsible for the Fund, owns a minority interest in CBRE Clarion. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside. Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage. Performance is quantified through a proprietary “scorecard” graded by the CEO and CIOs. In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation— A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers. These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

POTENTIAL CONFLICTS OF INTEREST SPECIFIC TO A SUB-ADVISER

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the SSGA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2013 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Adviser. State Street’s mailing address is 4 Copley Place, 5th Floor, Boston, MA 02116.

Pursuant to the Administration Agreement with the SSGA Funds, the Administrator: (1) supervises all aspects of the Funds’ operations; (2) provides the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arranges the periodic updating of the Prospectuses and any supplements thereto; (4) provides proxy materials and reports to Fund shareholders and the SEC; and (5) provides the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

For these services, State Street is paid an annual fee in accordance with the following:

•	Administration. A fee payable monthly on a pro rata basis, based on the following percentages of the Funds’ monthly average net assets: First $10 billion—1.75 bp; Next $10 billion—1.25 bp; Next $10 billion—0.75 bp; over $30 billion—0.50 bp.

In addition, the Administrator receives fees related to fund share registration services and preparing regulatory filings, along with out-of-pocket expenses.

Administration Expenses. The following table shows the expenses each Fund accrued to State Street as the administrator during the fiscal period indicated and fiscal years ended August 31:

Fund	2014	January 1, 2013 to August 31, 2013
SSGA Money Market Fund	$511,867	$515,681
SSGA U.S. Government Money Market Fund	$499,111	$358,489
SSGA U.S. Treasury Money Market Fund	$1,084,083	$580,788
SSGA Prime Money Market Fund	$742,380	$792,634
SSGA High Yield Bond Fund	$26,028	$19,447
SSGA Dynamic Small Cap Fund	$9,767	$32,179
SSGA IAM SHARES Fund	$26,233	$40,766
SSGA Enhanced Small Cap Fund	$18,058	$9,628
SSGA Emerging Markets Fund	$119,454	$149,377
SSGA International Stock Selection Fund	$39,436	$63,448
SSGA Clarion Real Estate Fund	$15,039	$16,254
SSGA S&P 500 Index Fund	$172,823	$122,272

Prior to January 1, 2013, Russell Fund Services Company (“RFSC”) served as the administrator to the Funds pursuant to an Administration Agreement dated January 1, 2008, under which RFSC provided substantially the same services to the Funds as State Street. RFSC is a wholly owned subsidiary of Russell Investment Management Company. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. The following table shows the expenses each Fund accrued to RFSC as administrator during the period indicated and fiscal years ended August 31:

Fund	September 1, 2012 to December 31, 2012	2012
SSGA Money Market Fund	$470,341	$1,678,248
SSGA U.S. Government Money Market Fund	$388,477	$1,125,777
SSGA U.S. Treasury Money Market Fund	$463,503	$1,359,796
SSGA Prime Money Market Fund	$1,070,943	$3,303,760
SSGA High Yield Bond Fund	$23,360	$61,092
SSGA Dynamic Small Cap Fund	$11,107	$33,098
SSGA IAM SHARES Fund	$28,017	$82,180
SSGA Enhanced Small Cap Fund	$12,859	$38,553
SSGA Emerging Markets Fund	$339,137	$1,157,946
SSGA International Stock Selection Fund	$87,131	$336,541
SSGA Clarion Real Estate Fund	$16,080	$48,406
SSGA S&P 500 Index Fund	$109,227	$340,316

CUSTODIAN

State Street serves as the SSGA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSGA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•	Fund Accounting. A fee payable monthly, based on average monthly net assets of each Fund: First $30 billion—0.85 basis points (bp); over $30 billion—0.50 bp (domestic accounting); 2.00 bps (international accounting);

•	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end complex assets: First $50 billion—0.25 bp; Next $50 billion—0.20 bp; over $100 billion—0.10 bp. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid for the following annual account services: opening an account; closing an account; investor services; CDSC services; omnibus transparency services; and investigation services. BFDS is also paid for the following activities: telephone calls; teleservicing; telephone transactions; fulfillment; IRA custodial services; and charges related to compliance and regulatory services.

Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA 02171.

The transfer agency fees paid to BFDS for the last three fiscal years are set forth in the table below.

Fund	Fiscal year ended August 31, 2014	Fiscal year ended August 31, 2013	Fiscal year ended August 31, 2012
SSGA Money Market Fund	$85,500	$88,218	$88,233
SSGA U.S. Government Money Market Fund	$65,402	$60,388	$60,973
SSGA U.S. Treasury Money Market Fund	$59,840	$53,908	$51,384
SSGA Prime Money Market Fund	$59,042	$68,389	$73,688
SSGA High Yield Bond Fund	$57,701	$55,028	$49,442
SSGA Dynamic Small Cap Fund	$42,745	$33,600	$70,469
SSGA IAM SHARES Fund	$35,986	$34,501	$34,583
SSGA Enhanced Small Cap Fund	$36,005	$34,229	$33,759
SSGA Emerging Markets Fund	$489,400	$410,367	$669,827
SSGA International Stock Selection Fund	$284,936	$229,745	$326,883
SSGA Clarion Real Estate Fund	$44,076	$54,606	$47,564
SSGA S&P 500 Index Fund	$266,034	$233,347	$205,116

DISTRIBUTOR

State Street Global Markets, LLC (the “SSGM” or the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”), as amended. The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. SSGM offers the shares of each Fund on an agency or “best efforts” basis under which the SSGA Funds shall only issue such shares as are actually sold. SSGM is a wholly owned subsidiary of State Street Corporation. SSGM’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to SSGM during the fiscal years ended August 31:

Fund – Class N	2014	2013	2012
SSGA Money Market Fund	$1,397,664	$1,204,417	$1,519,896
SSGA U.S. Government Money Market Fund	$1,185,349	$781,904	$803,875
SSGA U.S. Treasury Money Market Fund	$1,421,216	$872,033	$894,021
SSGA Prime Money Market Fund	$1,495,327	$2,221,719	$2,190,263
SSGA High Yield Bond Fund	$203,561	$289,369	$228,463

Fund – Class N	2014	2013	2012
SSGA Dynamic Small Cap Fund	$46,659	$27,426	$18,453
SSGA IAM SHARES Fund	$63,284	$40,236	$64,222
SSGA Enhanced Small Cap Fund	$70,020	$61,677	$56,705
SSGA Emerging Markets Fund	$1,508,955	$2,364,909	$2,979,105
SSGA Emerging Markets Fund – Select Class	$0	$0	$0
SSGA International Stock Selection Fund	$851,243	$941,036	$1,273,149
SSGA Clarion Real Estate Fund	$99,536	$105,001	$127,001
SSGA S&P 500 Index Fund	$502,654	$495,343	$573,473

Fund – Class A	2014
SSGA High Yield Bond Fund	$4
SSGA Dynamic Small Cap Fund	$4
SSGA Enhanced Small Cap Fund	$37
SSGA Emerging Markets Fund	$4
SSGA International Stock Selection Fund	$4
SSGA Clarion Real Estate Fund	$38

Fund – Class C	2014
SSGA High Yield Bond Fund	$149
SSGA Dynamic Small Cap Fund	$15
SSGA Enhanced Small Cap Fund	$147
SSGA Emerging Markets Fund	$152
SSGA International Stock Selection Fund	$147
SSGA Clarion Real Estate Fund	$153

CODE OF ETHICS

The Adviser, and any investment sub-adviser to the Funds, Distributor, and SSGA Funds have each adopted a code of ethics (the SSGA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ Adviser, any sub-adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the SSGA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or Distributor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSGA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans (All SSGA Funds except for SSGA Prime Money Market Fund – Class N and SSGA Emerging Markets Fund – Class N). To compensate SSGM for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, SSGM will be entitled to receive any front-end sales load applicable to the sale of shares of the Fund. Each Fund may also make payments from the assets attributable to certain classes of its shares to the SSGM under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Board, including all of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and who have no direct or indirect financial interest in the Plan or any related agreements, approved the Plan (the “Qualified Distribution Plan Trustees”). The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Qualified Distribution Plan Trustees. The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. The Plan calls for payments at an annual rate (based on average net assets) as follows:

Annual 12b-1 Fee
Class N	0.25%
Select Class	0.03%
Class A	0.25%
Class C	1.00%
Class I	0.00%
Class K	0.00%

Additionally, on April 14, 2014, the Board approved an Amended and Restated Distribution Agreement which includes the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Plan:

12b-1 Fee Limit
SSGA Money Market Fund	0.08%
SSGA U.S. Government Money Market Fund	0.08%
SSGA U.S. Treasury Money Market Fund	0.04%
SSGA Prime Money Market Fund	0.05%
SSGA High Yield Bond Fund	0.25%
SSGA Dynamic Small Cap Fund	0.25%
SSGA IAM SHARES Fund	0.05%
SSGA Enhanced Small Cap Fund	0.25%
SSGA Emerging Markets Fund – Class N	0.25%
SSGA International Stock Selection Fund	0.25%
SSGA Clarion Real Estate Fund	0.25%
SSGA S&P 500 Index Fund	0.062%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SSGM to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes asset-based fees and account-based fees. The amount of continuing compensation paid by SSGM to different financial intermediaries varies. In most cases, the compensation is paid at an annual rate of up to 0.45% (1.20% in the case of Class C shares) of the value of the financial intermediary’s clients’ investments in the Funds. Additional amounts that are paid may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary.

Some portion of SSGM’s payments to financial intermediaries will be made out of amounts received by SSGM under the Funds’ Plans. In addition, certain of the Funds may reimburse SSGM for payments SSGM makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically. In some cases, the Funds themselves might be obligated to make payments to financial intermediaries.

In addition, SSGM and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial intermediaries as compensation for sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may provide the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting SSGM and its affiliates access to the financial intermediaries’ financial consultants (including through the intermediaries’ intranet websites) in order to promote the Funds, promotions in communications with financial intermediaries’ customers such as in the intermediaries’ internet websites or in customer newsletters, providing assistance in training and educating the financial intermediaries’ personnel and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings, or payments to financial intermediaries to help offset the cost associated with processing transactions in Fund shares. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by SSGM and its affiliates and/or a particular class of shares, during a specified period of time. SSGM and its affiliates also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with SSGM and its affiliates.

In addition to the payments described above, SSGM and its affiliates (including SSGA FM) may provide financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events, to the extent permitted by applicable law, rules and regulations.

If payments to financial intermediaries by the SSGM or SSGA FM for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGM and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

In addition, wholesale representatives of SSGM visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial intermediaries that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, SSGA FM and any sub-advisers, as applicable, will not consider the sale of Fund shares as a factor when choosing financial intermediaries to make those transactions.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Distribution Plan for the SSGA Prime Money Market Fund – Class N and SSGA Emerging Markets Fund – Class N. The original class of shares of the SSGA Funds is referred to as “Class N.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Class N (the “Historical Class N Plan”) was adopted by the Board of Trustees on January 8, 1992. The Historical Class N Plan was restated on April 9, 2002 to update current operations. The Historical Class N Plan provides for reimbursement for distribution expenses up to the plan limit. The Historical Class N Plan provides that each Fund that offers such class of shares may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Historical Class N Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Class N shares, are not permitted by the Historical Class N Plan to exceed 0.25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries (as described below) providing shareholder services to Class N are not permitted by the Historical Class N Plan to exceed 0.20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the Historical Class N Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Under the Historical Class N Plan, Financial Intermediaries may receive from the SSGA Funds and/or the Distributor, payment that shall not exceed 0.20% per annum of the average daily net asset value of the Class N shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to Class N shares, the SSGA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSGA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed 0.175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

For the fiscal year ended August 31, 2014 these amounts are reflective of the following individual payments under the Funds’ Distribution Plans:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSGA Money Market Fund	$33,547	$71,373	$2,127,246	$333,738	$946,329
SSGA U.S. Government Money Market Fund	$30,280	$64,833	$1,881,561	$299,747	$860,252
SSGA U.S. Treasury Money Market Fund	$53,058	$117,608	$1,475,638	$539,546	$1,504,309
SSGA Prime Money Market Fund	$48,497	$104,419	$1,799,836	$515,853	$1,373,427
SSGA High Yield Bond Fund	$694	$1,510	$176,610	$26,615	$19,560
SSGA Dynamic Small Cap Fund	$144	$316	$40,061	$4,373	$4,059
SSGA IAM SHARES Fund	$1,531	$3,348	$43,465	$52,675	$43,333
SSGA Enhanced Small Cap Fund	$226	$488	$64,335	$2,618	$6,332
SSGA Emerging Markets Fund	$6,012	$12,856	$1,474,135	$745,779	$171,199
SSGA International Stock Selection Fund	$2,752	$5,975	$758,002	$108,982	$77,742
SSGA Clarion Real Estate Fund	$289	$636	$94,072	$6,566	$8,257
SSGA S&P 500 Index Fund	$9,267	$20,242	$499,792	$104,458	$262,341

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund – Class N	2014	2013	2012
SSGA Money Market Fund	$1,871,927	$2,850,189	$1,203,078
SSGA U.S. Government Money Market Fund	$1,787,175	$2,277,184	$909,532
SSGA U.S. Treasury Money Market Fund	$2,171,731	$1,336,434	$1,105,649
SSGA Prime Money Market Fund	$1,545,999	$2,182,857	$2,493,385
SSGA High Yield Bond Fund	$21,650	$23,771	$3,732
SSGA Dynamic Small Cap Fund	$4,131	$3,952	$524
SSGA IAM SHARES Fund	$57,350	$48,767	$38,252
SSGA Enhanced Small Cap Fund	$3,320	$876	$49
SSGA Emerging Markets Fund	$276,650	$584,670	$50,631
SSGA Emerging Markets Fund – Select Class	$49,155	$75,596	$140,759
SSGA International Stock Selection Fund	$73,769	$31,425	$7,535
SSGA Clarion Real Estate Fund	$9,525	$15,356	$2,013
SSGA S&P 500 Index Fund	$268,068	$227,447	$45,230

Fund – Class A	2014
SSGA High Yield Bond Fund	$3
SSGA Dynamic Small Cap Fund	$3
SSGA Enhanced Small Cap Fund	$29
SSGA Emerging Markets Fund	$3
SSGA International Stock Selection Fund	$3
SSGA Clarion Real Estate Fund	$31

Fund – Class C	2014
SSGA High Yield Bond Fund	$30
SSGA Dynamic Small Cap Fund	$3
SSGA Enhanced Small Cap Fund	$29
SSGA Emerging Markets Fund	$30
SSGA International Stock Selection Fund	$29
SSGA Clarion Real Estate Fund	$31

Fund – Class I	2014
SSGA High Yield Bond Fund	$3
SSGA Dynamic Small Cap Fund	$3
SSGA Enhanced Small Cap Fund	$29
SSGA Emerging Markets Fund	$3
SSGA International Stock Selection Fund	$3
SSGA Clarion Real Estate Fund	$31

WAIVER OF SALES CHARGES

For purposes of the Waiver of Class A Sales Charges or CDSC:

No sales charge is imposed on Class A shares of the Funds if the shares were:

1.	Acquired through the reinvestment of dividends and capital gain distributions.

2.	Acquired in exchange for shares of another Class A State Street Fund that were previously assessed a sales charge. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.

3.	Bought in SSGA Funds that do not offer Class N (no load) shares by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The State Street Funds

•	State Street Corporation and its subsidiaries and affiliates

For those SSGA Funds that offer Class N shares, officers, directors or trustees, retirees and employees and their immediate family members, of State Street Corporation and its subsidiaries and affiliates may open new accounts and purchase shares subject to the $1,000 minimum investment amount.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial intermediaries of financial institutions that have entered into selling agreements with the Funds or Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•	Employer Sponsored Retirement (including Employer Sponsored IRAs) and Deferred Compensation Plans maintained on retirement platforms or by the Fund’s Transfer Agent of its affiliates with at least $1million of assets; or with at least 100 eligible employees to participate in the plan; or that execute plan level or multiple-plan level transactions through a single omnibus account with the Funds or Financial Intermediary. These Plans include: (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; and( iii) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Employer Sponsored IRAs include: Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

•	Investors who are directly rolling over or transferring shares from an established State Street Fund or State Street qualified retirement plan. Rolling over or transferring shares involves the transferring of shares (in-kind); there is no cash movement associated with the transaction.

•	Clients of Financial Intermediaries that (i) charge an ongoing fee for advisory, management, consulting or similar services, or (ii) have entered into an agreement with the Fund’s Distributor to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.

•	Insurance company separate accounts.

•	Tuition Programs that quality under Section 529 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Class A shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Please refer to Class A and Class C Account Reinstatement Privileges below.

7.	Bought in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you sell the Fund shares you received in connection with the plan of reorganization.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended August 31, 2014, Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

For the fiscal year ended August 31, 2015, Ernst & Young LLP is responsible for performing the audit of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.

TAX SERVICES

For the fiscal year ended August 31, 2014, Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

For the fiscal year ended August 31, 2015, Ernst & Young LLP is responsible for the review of the Funds’ federal tax returns. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston St., Boston MA 02199, provides legal services to the SSGA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSGA Funds by the Adviser and/or any investment sub-adviser to a Fund. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The SSGA Emerging Markets Fund and the SSGA International Stock Selection Fund may be permitted to purchase equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets (see “Investment Strategies”). ADRs and GDRs may be listed on stock exchanges, or traded in the over the counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Adviser, and the applicable Sub-Advisory Agreement authorizes a sub-adviser, to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Adviser or any sub-adviser, as applicable, seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Adviser or any sub-adviser), the Adviser or any sub-adviser, as applicable, chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser and any sub-adviser do not currently use the SSGA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Adviser and any sub-adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser may aggregate trades with clients of State Street Global Advisers, whose commission dollars are used to generate soft dollar credits for SSGA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, SSGA and SSGA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors. Any sub-adviser may aggregate trades with other clients of the sub-adviser, whose commission dollars are used to generate soft dollar credits for the sub-adviser.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSGA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSGA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Adviser from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Funds paid during the fiscal years ended August 31:

Fund	2014	2013	2012
SSGA Dynamic Small Cap Fund	$48,645	$33,248	$30,823
SSGA IAM SHARES Fund	$4,638	$1,327	$5,329
SSGA Enhanced Small Cap Fund	$27,053	$28,010	$29,305
SSGA Emerging Markets Fund	$2,577,263	$2,266,121	$2,526,878
SSGA International Stock Selection Fund	$269,881	$266,748	$1,558,040
SSGA Clarion Real Estate Fund	$18,437	$32,728	$15,605

Brokers. During the fiscal year ended August 31, 2014, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2014:

SSGA Money Market Fund*

Broker	Principal ($000)
Barclays Investments, Inc.	155,000
Deutsche Bank Securities, Inc.	75,000
BNP Paribas Securities Corp.	99,947
Credit Suisse First Boston Corp.	120,000
Societe Generale Securities	4,998

SSGA Prime Money Market Fund*

Broker	Principal ($000)
Barclays Investments, Inc.	190,000
Lloyds Bank PLC	190,000
BNP Paribas Securities Corp.	149,969
Credit Agricole Corporate & Investment Bank	150,000
Societe Generale Securities	76,000

SSGA High Yield Bond Fund

Broker	Principal ($000)	Commission ($000)
Citigroup Global Markets, Inc.	334	0
Royal Bank of Scotland	423	0

SSGA Dynamic Small Cap Fund

Broker	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	18	6

SSGA IAM SHARES Fund

Broker	Principal ($000)	Commissions ($000)
Goldman, Sachs & Co.	1,128	0
J.P. Morgan Securities, Inc.	2,868	0
Morgan Stanley	600	1
Citigroup Global Markets, Inc.	2,118	0

SSGA Enhanced Small Cap Fund

Broker	Principal ($000)	Commissions ($000)
Investment Technology Group, Inc.	91	4

SSGA Emerging Markets Fund

Broker	Principal ($000)	Commission ($000)
HSBC Holdings PLC.	1.990	90

*	These Funds normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value (“NAV”). The price per share for each class of each Fund, other than the SSGA Money Market Funds, is determined each business day (unless otherwise noted) at the close of the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times.

Trading may occur in debt securities and in foreign securities at times when the NYSE or Federal Reserve is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

The NAV per share of a Fund’s share class is determined by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. Determination of a Fund’s net asset value per share is made in accordance with generally accepted accounting principles and applicable rules of the SEC.

Portfolio instruments for which market quotations are available are valued at market value (generally determined at the closing time of the market on which the instruments are traded). If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSGA Funds reserve the right to make payment with respect to any request for redemption (in excess of $15 million) in whole or in part by delivering readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s “NAV” (known as redemption-in-kind); provided, however, that under the applicable SEC rule, a Fund is obligated to redeem shares to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

SSGA Money Market Funds

The SSGA Money Market Funds determine the price per share once each business day at 5:00 p.m. Eastern time.

A business day is one on which the NYSE is open for regular trading. Pricing does not occur on non-business days. Currently, the NYSE is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times.

The Funds generally value portfolio securities using an amortized cost method of valuation unless the Board determines that the amortized cost method does not represent fair value. The method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSGA Funds reserve the right to make payment with respect to any request for redemption (in excess of $15 million) in whole or in part by delivering readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s “NAV” (known as redemption-in-kind); provided, however, that under the applicable SEC rule, a Fund is obligated to redeem shares to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

TAXES

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax Adviser(s) when selecting which cost basis methodology is in your best interest.

Taxation of the Funds other than the S&P 500 Index Fund

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

Each Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not more than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of its assets are invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more QPTPs (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its taxable income, its earnings and profits, and its net capital gain – including in connection with determining the amount available to support a Capital Gain Dividend (as defined below) – a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if the RIC is permitted to elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date, if the RIC makes the election referred to above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date if the Fund makes the election referred to above), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry incurred net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund has owned the investments that generated them, rather than how long a shareholder has owned such shareholder’s Fund shares. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its Fund and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend so received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any Fund distribution of income that is attributable to (a) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the

Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage Pooling Vehicles. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund holding such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ‘s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments. Income and gains from certain commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. As a result, a Fund’s direct or indirect investments in commodities and commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. If a Fund receives dividends from underlying RICs (“underlying funds”) and the underlying fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

If a Fund receives dividends from an underlying fund and the underlying fund properly reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in each Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.

Redemptions and Exchanges

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See a Fund’s Prospectus for more information.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

A Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund’s taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.

A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Non-U.S. Shareholders

Non-U.S. shareholders in the Funds should consult their tax advisors concerning the tax consequences of ownership of shares in the Funds. Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code ( a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. For distributions with respect to taxable years of a RIC beginning before January 1, 2014, a RIC was not required to withhold any amounts (a) with respect to distributions (other than distributions to a foreign person (i) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (ii) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (iii) that was within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“interest-related dividends”), and (b) with respect to distributions (other than (i) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests (described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“short-term capital gain dividends”). A RIC was permitted to report such parts of its dividends as were eligible to be treated as interest-related or short-term capital gain dividends, but was not required to do so.

This exemption has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension will be, including whether such extension will have retroactive effect.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends (if any) unless (a) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (c) the gain or loss realized on the sale of shares of a Fund or the Capital Gain Dividends are attributable to gains from the sale or exchange of “U.S. real property interests” (“USRPIs”) as defined generally below.

Foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2014, the special “look-through” rule described above for distributions by a RIC to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the RIC and (ii) distributions received by the RIC from a lower-tier RICs that the upper-tier RIC was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension will be, including whether any such extension will have retroactive effect.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order for a foreign person to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. investors in the Funds should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares, beginning as early as July 1, 2014. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

Taxation of the S&P 500 Index Fund

The following discussion of U.S. federal income tax consequences of investment in the S&P 500 Index Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the S&P 500 Index Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the S&P 500 Index Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

The S&P 500 Index Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the S&P 500 Index Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below); (b) diversify its holdings so that, at the end of each quarter of the S&P 500 Index Fund’s taxable year, (i) at least 50% of the value of the S&P 500 Index Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not more than 5% of the value of the S&P 500 Index Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of its assets are invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the S&P 500 Index Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more QPTPs (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. Where, as here, the S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Portfolio, which is treated as a partnership for U.S. federal income tax purposes, the nature and character of the S&P 500 Index Fund’s income and gains will generally be determined at the Portfolio level and the S&P 500 Index Fund will be allocated its share of Portfolio income and gains. Consequently, references in this discussion of Taxation of the S&P 500 Index Fund to income, gains and losses of the S&P 500 Index Fund generally will be to income, gains and losses recognized and deductions accruing at the Portfolio level and allocated to or otherwise taken into account by the S&P 500 Index Fund. In the discussion below, “Portfolio” refers to the S&P 500 Portfolio in which the S&P 500 Index Fund invests substantially all of its assets.

One hundred percent of the net income derived from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the S&P 500 Index Fund’s ability to meet the diversification test in (b) above.

If the S&P 500 Index Fund qualifies as a RIC that is accorded special tax treatment, the S&P 500 Index Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the S&P 500 Index Fund were to fail to meet the income, diversification or distribution test described above, the S&P 500 Index Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If the S&P 500 Index Fund were ineligible to or otherwise did not cure such failure for any year, or if the S&P 500 Index Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the S&P 500 Index

Fund would be subject to tax at the S&P 500 Index Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the S&P 500 Index Fund’s shares (as described below). In addition, the S&P 500 Index Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The S&P 500 Index Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Any taxable income retained by the S&P 500 Index Fund will be subject to tax at the Fund level at regular corporate rates. If the S&P 500 Index Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the S&P 500 Index Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the S&P 500 Index Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the S&P 500 Index Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The S&P 500 Index Fund are not required to, and there can be no assurance the S&P 500 Index Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its taxable income, its earnings and profits, and its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below) – a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if the RIC is permitted to elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date, if the RIC makes the election referred to above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the S&P 500 Index Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date if the S&P 500 Index Fund makes the election referred to above), plus any such amounts retained from the prior year, the S&P 500 Index Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the S&P 500 Index Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The S&P 500 Index Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by the S&P 500 Index Fund during October, November and December to shareholders of record on a date in any such month and paid by the S&P 500 Index Fund during the following January will be treated for federal tax purposes as paid by the S&P 500 Index Fund and received by shareholders on December 31 of the year in which declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the S&P 500 Index Fund’s net investment income. Instead, potentially subject to certain limitations, the S&P 500 Index Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. The Fund may carry incurred net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolio owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned such shareholder’s Fund shares. In general, the S&P 500 Index Fund will recognize its allocable share of long-term capital gain or loss on assets the Portfolio has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments the Portfolio has owned (or is deemed to have owned) for one year or less. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the S&P 500 Index Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the S&P 500 Index Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the S&P 500 Index Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of the S&P 500 Index Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the S&P 500 Index Fund.

If the S&P 500 Index Fund makes a distribution to a shareholder in excess of the S&P 500 Index Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Shareholders of the S&P 500 Index Fund will be subject to federal income taxes as described herein on distributions made by the S&P 500 Index Fund whether received in cash or reinvested in additional shares of the S&P 500 Index Fund.

Distributions on the S&P 500 Index Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the S&P 500 Index Fund’s allocable share of the Portfolio’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the S&P 500 Index Fund’s net asset value reflects either unrealized gains (including unrealized taxable (but noneconomic) gains from the Portfolio’s investment in MLPs and related entities treated as partnerships for U.S. federal income tax purposes resulting from non-cash deductions such as depreciation or depletion), or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the S&P 500 Index Fund’s shares below the shareholder’s cost basis in those shares. As described above, the S&P 500 Index Fund is required to distribute realized income and gains regardless of whether the S&P 500 Index Fund’s net asset value also reflects unrealized losses.

In order for some portion of the dividends received by the S&P 500 Index Fund shareholder to be “qualified dividend income,” the S&P 500 Index Fund must meet holding period and other requirements with respect to the dividend-paying stocks in the Portfolio and the shareholder must meet holding period and other requirements with respect to the S&P 500 Index Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income properly reported by the S&P 500 Index Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the S&P 500 Index Fund’s shares. If the aggregate qualified dividends allocated to the S&P 500 Index Fund by the Portfolio during any taxable year are 95% or more of the S&P 500 Index Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the S&P 500 Index Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the S&P 500 Index Fund will qualify for the 70% dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Portfolio and allocated to the S&P 500 Index Fund from domestic corporations for the taxable year. A dividend so allocated to the S&P 500 Index Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the S&P 500 Index Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution from the S&P 500 Index Fund of income that is attributable to (a) income received by the Portfolio in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by the Portfolio on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the S&P 500 Index Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by the Portfolio may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Portfolio may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Portfolio elects.

If the S&P 500 Index Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by redemption of its a portion of its investment in the Portfolio, which may require the Portfolio to dispose of its investments at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium. Very generally, where the S&P 500 Index Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Portfolio makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Portfolio reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Portfolio is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the S&P 500 Index Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on a debt obligation; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the S&P 500 Index Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by the S&P 500 Index Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage Pooling Vehicles. The S&P 500 Index Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the S&P 500 Index Fund holding such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the S&P 500 Index Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the S&P 500 Index Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund, or, in the case of investments held indirectly through the Portfolio, the Portfolio, may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ’s income and net capital gains allocated to it by the Portfolio annually, regardless of whether the Portfolio receives any distribution from the PFIC. Where such holdings constitute “marketable stock,” the Portfolio may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to redeem a portion of its interest in the Portfolio in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax, which may in turn require the Portfolio to sell investments, including when not otherwise advantageous to do so. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the S&P 500 Index Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by the S&P 500 Index Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the S&P 500 Index Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The S&P 500 Index Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the S&P 500 Index Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the S&P 500 Index Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments. Income and gains from certain commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which the S&P 500 Index Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. As a result, the Fund’s direct or indirect investments in commodities and commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify.

Book-Tax Differences. Certain of the S&P 500 Index Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. If the Portfolio allocates to the S&P 500 Index Fund dividends from underlying RICs (“underlying funds”) and the underlying fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the Portfolio allocated to the Global Infrastructure & MLPS Fund dividends received from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Backup Withholding

The S&P 500 Index Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the S&P 500 Index Fund with a correct taxpayer identification number (“TIN”), who has under- reported dividend or interest income, or who fails to certify to the S&P 500 Index Fund that he or she is not subject to such withholding. The backup withholding rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the S&P 500 Index Fund if shares in the S&P 500 Index Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the S&P 500 Index Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the S&P 500 Index Fund exceeds the S&P 500 Index Fund’s investment company taxable income (after taking into account deductions for dividends paid by the S&P 500 Index Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the S&P 500 Index Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the S&P 500 Index Fund that recognizes “excess inclusion income,” then the S&P 500 Index Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the S&P 500 Index Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the S&P 500 Index Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the S&P 500 Index Fund.

Redemptions and Exchanges

Redemptions and exchanges of the S&P 500 Index Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of the Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the S&P 500 Index Fund’s Prospectus for more information.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

The Portfolio’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of the Fund’s taxable year, more than 50% of the assets of the Fund, including indirectly through its investment in the Portfolio, consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes allocated to paid by the Fund, including such taxes paid by the Portfolio and allocated to the Fund, to foreign countries in respect of foreign securities that the Fund or Portfolio, as applicable, has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by or allocated to the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by or allocated to the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Non-U.S. Shareholders

Non-U.S. shareholders in the S&P 500 Index Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the S&P 500 Index Fund. Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the S&P 500 Index Fund to a shareholder that is not a “U.S. person” within the meaning of the Code ( a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. For distributions with respect to taxable years of a RIC beginning before January 1, 2014, a RIC was not required to withhold any amounts (a) with respect to distributions (other than distributions to a foreign person (i) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (ii) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (iii) that was within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“interest-related dividends”), and (b) with respect to distributions (other than (i) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests (described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“short-term capital gain dividends”). A RIC was permitted to report such parts of its dividends as were eligible to be treated as interest-related or short-term capital gain dividends, but was not required to do so.

This exemption has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the S&P 500 Index Fund beginning on or after January 1, 2014, and what the terms of such an extension will be, including whether such extension will have retroactive effect.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the S&P 500 Index Fund or on Capital Gain Dividends unless (a) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (c) the gain or loss realized on the sale of shares of the S&P 500 Index Fund or the Capital Gain Dividends are attributable to gains from the sale or exchange of “U.S. real property interests” (“USRPIs”) as defined generally below.

Foreign persons with respect to whom income from the S&P 500 Index Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the S&P 500 Index Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the S&P 500 Index Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the S&P 500 Index Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in the S&P 500 Index Fund were a USRPI, the S&P 500 Index Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the S&P 500 Index Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the S&P 500 Index Fund to a foreign shareholder attributable directly or indirectly to distributions received by the S&P 500 Index Fund from a lower-tier REIT that the S&P 500 Index Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the S&P 500 Index Fund.

Prior to January 1, 2014, the special “look-through” rule described above for distributions by a RIC to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the RIC and (ii) distributions received by the RIC from a lower-tier RICs that the upper-tier RIC was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension will be, including whether any such extension will have retroactive effect.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order for a foreign person to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. investors in the S&P 500 Index Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding S&P 500 Index Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding S&P 500 Index Fund shares through foreign entities should consult their tax advisers about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the S&P 500 Index Fund by vote or value could be required to report annually their “financial interest” in the S&P 500 Index Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the S&P 500 Index Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the S&P 500 Index Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the S&P 500 Index Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of S&P 500 Index Fund shares, beginning as early as July 1, 2014. If a payment by the S&P 500 Index Fund is subject to FATCA withholding, the S&P 500 Index Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

As of August 31, 2014 the Funds listed below had capital loss carryovers in the following amounts:

Fund	Carryover Amount
SSGA Dynamic Small Cap Fund	$16,550,581
SSGA IAM SHARES Fund	$20,211,729
SSGA International Stock Selection Fund	$577,676,804
SSGA Clarion Real Estate Fund	$8,669,325

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSGA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

DECLARATION OF TRUST

The Master Trust Agreement provides that SSGA Funds may redeem shares of a Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of SSGA Funds that, except upon such conditions as may from time to time be set forth in the then current prospectus of SSGA Funds or to facilitate SSGA Funds’ or a Fund’s compliance with applicable law or regulation, SSGA Funds would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for a Fund or SSGA Funds.

SSGA Funds’ organizational documents provide that a Trustee who is not an “interested person” (as defined in the 1940 Act) of SSGA Funds will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of SSGA Funds that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.

SSGA Funds will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of a Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

A Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSGA Funds and have no preemptive rights.

The SSGA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSGA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSGA Funds have Class N (formerly, Institutional Class) (the original class of shares); Select Class (SSGA Emerging Markets Fund only); and Class A, Class C, Class I and Class K (SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA Emerging Markets Fund, SSGA International Stock Selection Fund and SSGA Clarion Real Estate Fund only).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSGA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another Adviser with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSGA Funds have adopted proxy voting policies pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as part of the Adviser’s general management of the Funds, subject the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B and a copy of the sub-adviser’s proxy voting procedures is located in Appendix C. You may obtain information regarding how the SSGA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSGA Funds is a series of a “Massachusetts business trust.” A copy of the SSGA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSGA Funds are designed to make the SSGA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSGA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSGA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSGA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSGA Funds. The Trustees intend to conduct the operations of the SSGA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSGA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSGA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSGA Funds for any satisfaction of claims arising in connection with the affairs of the SSGA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSGA Funds.

The SSGA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2014, appearing in the Funds’ 2014 Annual Reports to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this SAI. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Annual Reports, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•	Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•	A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•	Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).

MIG-1/VMIG-1 — Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 — Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

1.	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

2.	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

3.	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

4.	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Rating Services (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•	A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•	BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Notes and Short-Term Municipal Loans.

•	SP-1 — Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•	SP-2 — Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•	A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category

Commercial Paper. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

•	F-2 — F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX B - TRUST’S PROXY VOTING PROCEDURES AND GUIDELINES

SSGA FUNDS

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

PROXY VOTING POLICY AND PROCEDURES

As of February 13, 2014

The Boards of Trustees of the SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust (each a “Trust”)1 have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios.

1.	Proxy Voting Policy

The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to SSGA Funds Management, Inc., the Trust’s investment adviser (the “Adviser”), subject to the Trustees’ continuing oversight.

2.	Fiduciary Duty

The right to vote proxies with respect to a portfolio security held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.

3.	Proxy Voting Procedures

A. At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies (“Policy”). In addition, the Adviser shall notify the Trustees of material changes to its Policy promptly and not later than the next regular meeting of the Board of Trustees after such amendment is implemented.

B. With respect to any proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy at the next regular meeting of the Board or Trustees. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the principal underwriter of the Trust (the “Principal Underwriter”) or an affiliated person of the Adviser or the Principal Underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Trust, other than the obligations the Adviser or the Principal Underwriter incurs as a service provider to the Trust, which may compromise the Adviser’s or Principal Underwriter’s independence of judgment and action in voting the proxy.

C. At least annually, the Adviser shall inform the Trustees that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust during the year. Also see Section 5 below.

4.	Revocation of Authority to Vote

The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trust may be revoked by the Trustees, in whole or in part, at any time.

5.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust to the Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6.	Disclosures

A. The Trust shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2. A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B. The Trust shall include in its annual and semi-annual reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

[1]	Unless otherwise noted, the singular term “Trust” used throughout this document means each of SSGA Funds, State Street Master Funds and State Street Institutional Investment Trust.

2. A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

7.	Review of Policy

The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.

APPENDIX C – SUB-ADVISER PROXY VOTING

PROXY VOTING POLICY AND PROCEDURES

CBRE Clarion Securities

Section No.:	10_1000	Version:	3.3
Policy Owner:	R.Tull	Effective Date:	31 December 2011
File Location:	N:\Compliance\ComplGuid&Reg	Prior Policy:	N/A

Policy

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this policy and procedures.

For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.

Procedures and Controls

Proxy Voting Process and Administration

CBRE Clarion has engaged ISS (formerly Risk Metrics Group) to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.

CBRE Clarion established its own proxy voting guidelines based on a template provided by ISS. Proxy voting guidelines are reviewed and approved by designated Senior Global Portfolio Managers initially and annually thereafter. The approved proxy voting guidelines are provided to ISS to facilitate processing proxy voting.

Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team will forward the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes. The Portfolio Manager or Investment Analyst determines the voting decision and communicates the vote to the Securities Operations group. If the voting decision is in contravention of the CBRE Clarion proxy voting guidelines, the Portfolio Manager or Investment Analyst’s decision must be approved by a Senior Global Portfolio Manager. Specifically, the Portfolio Manager or Investment Analyst must complete a Proxy Voting Form explaining the rationale for voting against the established guidelines. The Proxy Voting Form is reviewed by a Senior Global Portfolio Manager and the Chief Compliance Officer (or General Counsel), evidenced by signature.

Conflicts of Interest

CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion and its clients as it relates to proxy voting. As noted in the Code of Ethics, CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe of real estate securities, such as serving as board members or executive officers of an issuer. Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which identifies a client of CBRE Clarion as a potential conflict of interest.

If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.

Proxy Voting Records

Except as otherwise noted, the proxy voting process is coordinated by the Securities Operations group. Compliance is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

CBRE Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include:

(1) copies of the proxy voting policies and procedures and any amendments thereto,

(2) a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and

(3) a copy of each written client request for information on how CBRE Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.

Clients may contact the Compliance Department at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about:

(1) the name of the issuer,

(2) the proposal voted upon, and

(3) how CBRE Clarion voted the client’s proxy.

* * * * *

SSGACOMBSAI

PART C: OTHER INFORMATION

Item 28. Exhibits

	NAME OF EXHIBIT		INCORPORATED BY REFERENCE OR EXHIBIT NUMBER
a.	Second Amended and Restated Master Trust Agreement dated May 15, 2012		Post-Effective Amendment #110 (08/02/12)

	1.	Amendment No. 1	Post-Effective Amendment #114 (12/14/12)

	2.	Amendment No. 2	Post-Effective Amendment #137 (04/25/14)

b.	Amended Bylaws		Filed herewith as Exhibit 28(b)

c.	Instruments Defining Rights of Security Holders

	1.	Voting Rights Policy	Post-Effective Amendment #86 (12/20/04)

d.	Investment Advisory Contracts

	1.	Amended and Restated Investment Advisory Agreement between SSgA Funds Management, Inc., and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)

	2.	Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2013	Post-Effective Amendment #114 (12/14/12)

	4.	Investment Sub-Advisory Agreement with respect to the SSgA Clarion Real Estate Fund	Post-Effective Amendment #130 (12/18/13)

	5.	Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2014	Post-Effective Amendment #130 (12/18/13)

	6.	Advisory Fee Waiver and Reimbursement Letter dated May 1, 2014, through December 31, 2015	Post-Effective Amendment #140 (06/24/14)

	7.	Advisory Fee Waiver and Reimbursement Letter dated December 16, 2014 for calendar year ending December 31, 2015	Filed herewith as Exhibit 28(d)(7)

e.	Underwriting Contracts

	1	Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)

	2.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)

	3.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Capital Markets LLC	Post-Effective Amendment #39 (12/27/96)

	4.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, Fiduciary Investor Services	Post-Effective Amendment #39 (12/27/96)

	5.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)

	6.	Shareholder Servicing Agreement by and between SSgA Funds and Citistreet LLC	Post-Effective Amendment #63 (10/1/01)

	7.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, High Net Worth Services Division	Post-Effective Amendment #63 (10/1/01)

	8.	Form of Shareholder Servicing and Distribution addenda relating to Select Class	Post-Effective Amendment #93 (11/29/05)

	9.	Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated May 1, 2014	Post-Effective Amendment #140 (06/24/14)

	10.	Notice to the Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated May 1, 2014	Filed herewith as Exhibit 28(e)(10)

f.	Bonus or Profit Sharing Contracts		None

g.	Custodian Agreements

	1.	Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSgA Funds dated April 11, 2012	Post-Effective Amendment #110 (08/02/12)

	2.	Fee Schedule dated January 1, 2008	Post-Effective Amendment #99 (12/18/08)

h.	Other Material Contracts

	1.	Administration Agreement with Russell Fund Services Company dated January 1, 2008, as amended	Post-Effective Amendment #110 (08/02/12)

	2.	Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company dated September 28, 2010	Post-Effective Amendment #104 (12/15/10)

	3.	Master-Feeder Participation Agreement – S&P 500 Index Fund	Post-Effective Amendment #66 (12/28/01)

	4.	Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Post-Effective Amendment #95 (12/18/06)

	5.	Money Market Services Agreement	Post-Effective Amendment #105 (12/14/11)

	6.	Plan of Liquidation and Termination relating to the SSgA Directional Core Equity Fund, SSgA Disciplined Equity Fund, SSgA Tax Free Money Market Fund, SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund	Post-Effective Amendment #110 (08/02/12)

	7.	Reimbursement Agreement	Post-Effective Amendment #114 (12/14/12)

	8.	Administration Agreement between the SSgA Funds and State Street Bank and Trust Company dated January 1, 2013	Post-Effective Amendment #130 (12/18/13)

	9.	Plan of Liquidation and Termination relating to the SSgA Bond Market Fund and SSgA Intermediate Fund	Post-Effective Amendment #130 (12/18/13)

	10.	Notice to the Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Filed herewith as Exhibit 28 (h)(10)

	11.	Form of Notice to the Administration Agreement between SSgA Funds and State Street Bank and Trust Company dated January 1, 2013 and the Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSgA Funds dated April 11, 2012	Filed herewith as Exhibit 28(h)(11)

i.	Legal Opinion

	1.	Money Market, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection, Clarion Real Estate (f/k/a Tuckerman Active REIT) Funds	Post-Effective Amendment #42 (12/24/97)

	2.	High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)

	3.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)

	4.	Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)

	5.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)

	6.	Class A, Class C, Class I and Class K shares	Post-Effective Amendment #140 (06/24/14)

j.	Other Opinions: Consent of Independent Registered Public Accountant		Filed herewith as Exhibit 28(j)

k.	Omitted Financial Statements		None

l.	Initial Capital Agreements

	1.	Money Market, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection, Clarion Real Estate (f/k/a Tuckerman Active REIT) Funds	Post-Effective Amendment #42 (12/24/97)

	2	High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)

	3.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)

	5.	Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)

	6.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)

m.	Rule 12b-1 Plan

	1.	Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)

	2.	Plan of Distribution Pursuant to Rule 12b-1 (Select Class Shares)	Post-Effective Amendment #93 (11/29/05)

	3.	Plan of Distribution Pursuant to Rule 12b-1 dated April 14, 2014	Post-Effective Amendment #137 (04/25/14)

n.	Rule 18f-3 Plan

	1.	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #114 (12/14/12)

	2	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #140 (06/24/14)

o.	Power of Attorney

	1.	Power of Attorney Relating to Registrant and State Street Master Funds	Filed herewith as Exhibit 28(o)(1)

p.	Code of Ethics

	1.	Relating to the Registrant	Post-Effective Amendment #137 (04/25/14)

	2.	Relating to the Principal Executive and Senior Financial Officers	Post-Effective Amendment #130 (12/18/13)

	3.	Relating to the Principal Underwriter	Post-Effective Amendment #104 (12/15/10)

	4.	Relating to the Investment Adviser	Post-Effective Amendment #130 (12/18/13)

	5.	Relating to the Master Funds	Post-Effective Amendment #86 (12/20/04)

	6.	Relating to CBRE Clarion Securities, LLC	Filed herewith as Exhibit 28(p)(6)

	7.	Relating to the Registrant, Master Funds and Adviser	Filed herewith as Exhibit 28(p)(7)

Item 29. Persons Controlled by or Under Common Control with Registrant

See the Statement of Additional Information regarding the Trust’s control relationships.

Item 30. Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Second Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser.

See Registrant’s prospectus section “Fund Management” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services”.

Item 32. Principal Underwriters

(a)	State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Series Trust, SPDR Index Shares Funds, State Street Institutional Investment Trust and State Street Master Funds.

(b)	To the best of the Registrant’s knowledge, the directors and executive officers of State Street Global Markets LLC, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION AND OFFICES WITH REGISTRANT
Nicholas J. Bonn	Chief Executive Officer and Director	None

Christopher P. Jensen	FINOP, Chief Financial Officer and Director	None

Howard Fairweather	Director	None

Stefan Gavell	Director	None

Mark Snyder	Executive Vice President and Director	None

R. Bryan Woodard	Senior Vice President, Chief Legal Counsel and Secretary	None

James Ross	Executive Vice President and Director	Trustee

Martine Bond	Executive Vice President and Director	None

*	The Principal business address for each of the above directors and executive officers is One Lincoln Street, Boston, MA 02111.

(c) Not applicable.

Item 33. Location of Accounts and Records

The Registrant’s Administrator effective January 1, 2013, State Street Bank and Trust Company, 4 Copley Place, Boston, Massachusetts 02116, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser, SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111; 1776 Heritage Drive, North Quincy, Massachusetts 02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SSgA Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 146 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of December, 2014.

SSGA FUNDS, REGISTRANT

/s/ Ellen M. Needham
By Ellen M. Needham President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on December 18, 2014:

Signature	Signature

/s/ William L. Boyan* William L. Boyan, Trustee	/s/ James E. Ross* James E. Ross, Trustee

/s/ Michael F. Holland* Michael F. Holland, Trustee	/s/ Richard D. Shirk* Richard D. Shirk, Trustee

/s/ William L. Marshall* William L. Marshall, Trustee	/s/ Rina K. Spence* Rina K. Spence, Trustee

/s/ Scott F. Powers* Scott F. Powers, Trustee	/s/ Bruce D. Taber* Bruce D. Taber, Trustee

/s/ Patrick J. Riley* Patrick J. Riley, Trustee	/s/ Douglas T. Williams* Douglas T. Williams, Trustee

/s/ Laura F. Dell Laura F. Dell, Treasurer and Principal Financial Officer	/s/ Ellen M. Needham Ellen M. Needham, President and Principal Executive Officer

/s/ David James
*By: David James
Attorney-in-Fact
Pursuant to Powers of Attorney

SIGNATURES

This Registration Statement contains certain disclosures regarding the State Street Equity 500 Index Portfolio (the “Portfolio”), a series of State Street Master Funds (the “Trust”). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 146 to the Registration Statement on Form N-1A of SSgA Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on December 18, 2014. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

STATE STREET MASTER FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President, State Street Master Funds

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on December 18, 2014. Each of the following persons is signing this Post-Effective Amendment No. 146 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Signature

/s/ William L. Boyan* William L. Boyan, Trustee, State Street Master Funds	/s/ James E. Ross* James E. Ross, Trustee, State Street Master Funds

/s/ Michael F. Holland* Michael F. Holland, Trustee, State Street Master Funds	/s/ Richard D. Shirk* Richard D. Shirk, Trustee, State Street Master Funds

/s/ William L. Marshall* William L. Marshall, Trustee, State Street Master Funds	/s/ Rina K. Spence* Rina K. Spence, Trustee, State Street Master Funds

/s/ Scott F. Powers* Scott F. Powers, Trustee, State Street Master Funds	/s/ Bruce D. Taber* Bruce D. Taber, Trustee, State Street Master Funds

/s/ Patrick J. Riley* Patrick J. Riley, Trustee, State Street Master Funds	/s/ Douglas T. Williams* Douglas T. Williams, Trustee, State Street Master Funds

/s/ Laura F. Dell Laura F. Dell, Treasurer and Principal Financial Officer, State Street Master Funds	/s/ Ellen M. Needham Ellen M. Needham, President and Principal Executive Officer, State Street Master Funds

*By:	/s/ David James
David James
as Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

NAME OF EXHIBIT	EXHIBIT #
Amended Bylaws	28(b)
Advisory Fee Waiver and Reimbursement Letter dated December 16, 2014 for calendar year ending December 31, 2015	28(d)(7)
Notice to the Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated May 1, 2014	28(e)(10)
Notice to the Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	28(h)(10)

Form of Notice to the Administration Agreement between SSgA Funds and State Street Bank and Trust Company dated January 1, 2013 and the Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSgA Funds dated April 11, 2012

28(h)(11)
Consent of Independent Registered Public Accountant	28(j)
Power of Attorney Relating to Registrant and State Street Master Funds	28(o)(1)
Code of Ethics of CBRE Clarion Securities, LLC	28(p)(6)
Code of Ethics of Registrant, Master Funds and Adviser	28(p)(7)